Registration No. 2-90309


              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         FORM N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.
      Post-Effective Amendment No.     [47]       [X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  [48]                         [X]


                  SUMMIT MUTUAL FUNDS, INC.
      (Exact Name of Registrant as Specified in Charter)

         1876 Waycross Road, Cincinnati, Ohio 45240
           (Address of Principal Executive Offices)

                       (513) 595-2600
              (Registrant's Telephone Number)

                   John F. Labmeier, Esq.
          The Union Central Life Insurance Company
                      P.O. Box 40888
                   Cincinnati, Ohio 45240
          (Name and Address of Agent for Service)


It is proposed that this filing will become effective
(check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on October 4, 2005 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on September 30, 2005 pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This amendment No. 47 under the Securities Act of 1933, and Amendment No. 48 under the Investment Company Act of 1940, to the Registration Statement on Form N-1A of Summit Mutual Funds, Inc. is filed solely to reflect the addition of a 12b-1 class of shares for the Russell 2000 Small Cap Index Portfolio, and does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, undertaking, or other information contained in the Registration Statement.

                       Part A


    Information required in a Prospectus.

October 4, 2005


                  SUMMIT MUTUAL FUNDS, INC.



Summit Mutual Funds, Inc. is a mutual fund with fifteen separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers one of the Portfolios within the SUMMIT PINNACLE SERIES. Its investment objectives are:



THE RUSSELL 2000 SMALL CAP INDEX PORTFOLIO seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.



THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE ALLOCATING YOUR CONTRACT VALUES TO ANY OF THE PORTFOLIOS. IT SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. WE SUGGEST THAT YOU READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.







SMFI 514 - PINNACLE Russell 2000 (10-04-05)

                   TABLE OF CONTENTS

INTRODUCTION TO THE FUND. . . . . . . . . . . . . . . . . . . 3

PORTFOLIO PROFILE . . . . . . . . . . . . . . . . . . . . . . 3
 RUSSELL 2000 SMALL CAP INDEX PORTFOLIO . . . . . . . . . . . 3

PORTFOLIO OPERATING EXPENSES. . . . . . . . . . . . . . . . . 6

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS . . . . . . . 6
 FOREIGN SECURITIES . . . . . . . . . . . . . . . . . . . . . 6
 REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . . . . 7
 REVERSE REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . 7
 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS . . . . . 7
 OPTIONS ON SECURITIES INDEXES. . . . . . . . . . . . . . . . 9
 LENDING PORTFOLIO SECURITIES . . . . . . . . . . . . . . . . 9
 MIXED AND SHARED FUNDING . . . . . . . . . . . . . . . . . . 9
 INVESTMENT IN OTHER INVESTMENT VEHICLES. . . . . . . . . . .10
 TEMPORARY INVESTMENTS. . . . . . . . . . . . . . . . . . . .10
 OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . .10

FUND MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . .10
 INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . .10
 ADVISORY FEE . . . . . . . . . . . . . . . . . . . . . . . .11
 OTHER INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS . . . .11

SHAREHOLDER INFORMATION . . . . . . . . . . . . . . . . . . .11
 CAPITAL STOCK. . . . . . . . . . . . . . . . . . . . . . . .11
 DISTRIBUTION AND SHAREHOLDER SERVICE (12B-1) PLAN. . . . . .11
 VALUATION OF PORTFOLIO SHARES. . . . . . . . . . . . . . . .12

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

EXCESSIVE TRADING . . . . . . . . . . . . . . . . . . . . . .13

FRANK RUSSELL DISCLAIMER. . . . . . . . . . . . . . . . . . .15

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . .16

                 INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of one of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"), which is advised by Summit Investment Partners, Inc. (the "Adviser"). The Portfolio is a mutual fund used as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolio directly, you can instruct your insurance company how to allocate your contract's values to the Portfolio. This prospectus offers the Class F shares of the Russell 2000 Small Cap Index Portfolio, which are subject to a Distribution and Shareholder Service (12b-1) Plan fee of 0.20% of the average net assets that is deducted from the net assets of the Class F shares.

The Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other mutual funds managed by the Adviser or a subadviser acting as investment adviser, including mutual funds with names, investment objectives and policies similar to the Portfolio. More detailed information about the Portfolio's investment policies and strategies is provided after the Profile, along with information about Portfolio expenses, share pricing and Financial Highlights.

The Union Central Life Insurance Company ("Union Central" - parent company of the Adviser) currently has voting control of Summit Mutual Funds. With voting control, Union Central may make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing the Fund's fundamental investment objectives and policies, etc) regardless of the views of other shareholders.

                      PORTFOLIO PROFILE

RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

Investment Objective
The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

Investment Strategies
The Russell 2000 Small Cap Index Portfolio seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Russell 2000 Index is not feasible. The Russell 2000 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the Russell 2000 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Russell 2000 Small Cap Index Portfolio may invest up to 5% of its assets in Russell 2000 iShares(R). Russell 2000 iShares(R) are units of ownership in a unit investment trust, representing undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Russell 2000 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments included in the Russell 2000 Index, or derivative securities thereof. Although the Adviser will attempt to invest as much of the Russell 2000 Small Cap Index Portfolio's assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. The Portfolio may also temporarily invest in S&P 500 Index futures and/or S&P MidCap 400 Index futures if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations within the futures markets. In addition, for temporary defensive purposes, the Portfolio may invest up to 100% of its assets in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in Russell 2000 Index futures contracts or options (or S&P MidCap 400 Index or S&P 500 Index futures contracts and options if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations) in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio, as described in the previous paragraph. As a temporary investment strategy, when the Portfolio totals less than $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

o Market risk: The Russell 2000 Small Cap Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, small- and mid-cap stocks may fluctuate more in value than larger-cap stocks and funds that invest in them.

o Investment style risk: Stocks of small capitalization companies, such as many of the companies represented in the Russell 2000 Index, occasionally go through periods of doing worse than the stock markets in general or other types of investments.

o  Correlation risk:  Because the Russell 2000 Small Cap
   Index Portfolio has expenses, and the Russell 2000 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

o Derivatives risk: The Portfolio may for hedging purposes invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions, to invest shareholder purchases while maintaining exposure to the market or as a temporary investment strategy when the Portfolio totals less than $50 million in net assets. The portfolio will enter into futures contracts that are traded on national futures exchanges or listed options to mitigate any counter party default risk. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

o Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.

o Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of Russell 2000 Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Russell 2000 Small Cap Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the Russell 2000 Index. Absent fee waivers and reimbursement of expenses, total returns would have been
lower.   The Portfolio's returns are net of its expenses, BUT DO NOT REFLECT
THE ADDITIONAL FEES AND EXPENSES OF YOUR VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


      Russell 2000 Small Cap Index Portfolio
             Class F Total Returns

 50.00%                          45.94%
                                 |----|
 40.00%                          |    |
                                 |    |
 30.00%                          |    |
                                 |    |
 20.00%                          |    |  17.47%
                                 |    |  |----|
 10.00%         1.33%            |    |  |    |
               |----|            |    |  |    |
  0.00%--------|----|---|----|---|----|--|----|
                2001    |2002|    2003    2004
-10.00%                 |    |
                        |    |
-20.00%                 |----|
                        -21.21%
-30.00%


Total return for the most recent calendar year quarter ended June 30, 2005 was 4.09%.

During the period shown in the bar chart, the highest return for a calendar quarter was 23.45% (quarter ending 06/30/03) and the lowest return for a quarter was -21.71% (quarter ending 09/30/02).
Average Annual Total Returns for Years Ended December 31, 2004

                                                 1 Year  Since Inception*
                                                 ------  ---------------
Russell 2000 Small Cap Index Portfolio Class F   17.47%      6.54%
Russell 2000 Small Cap Index                     18.33%      7.94%

*April 27, 2000

                 PORTFOLIO OPERATING EXPENSES

This table describes fees and expenses of the Portfolio. The table does not reflect separate account or insurance contract fees and charges. Therefore, fees and charges would be higher if separate account and insurance contract fees and charges were included. All expense ratios are adjusted for current expenses.

ANNUAL EXPENSES (as a percentage of average net assets)


                                                  Distribution              Total
                                       Management  And Service   Other    Operating
                                           Fees   (12b-1) fees  Expenses  Expenses
                                       ---------- ------------  --------  --------
Russell 2000 Small Cap Index Portfolio   .35%        .20%        .36%*     .91%**

* Other Expenses have been restated to reflect the current results reported in the June 30, 2005 semi-annual report to shareholders.
** Total Operating Expenses in excess of .95% are paid by the investment adviser.

EXAMPLE
The purpose of the table below is to help you understand the Portfolio expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES, AND IF IT DID, CHARGES WOULD BE HIGHER. Those charges, along with the Portfolio's expenses, are contained in the prospectus for your contract.

Use the following table to compare fees and expenses of the Portfolio to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return,
(3) redemption at the end of each time period, and (4) no changes in the Portfolios' total operating expenses.+ Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                       1 Year  3 Years  5 Years  10 Years
                                       ------  -------  -------  --------
Russell 2000 Small Cap Index Portfolio   $93    $291     $506     $1,123

---------
+ 	The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Portfolio.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


    OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
The Portfolio may invest in foreign securities that are suitable for its investment objectives and policies. The Portfolio is limited to investing in those foreign securities included in the respective Index.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

  o political or economic instability in the foreign country;
  o diplomatic developments that could adversely affect the value of the foreign security;
  o foreign government taxes;
  o costs incurred by a Portfolio in converting among various currencies;
  o fluctuation in currency exchange rates;
  o the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
  o in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
  o less publicly available information about foreign issuers than domestic issuers;
  o foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
  o securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
  o there is often less governmental regulation of foreign exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Portfolio may enter into repurchase agreement transactions from time to time. The Adviser reviews the credit-worthiness of the other party to the agreement and must find it satisfactory before entering into the repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks or broker-dealers in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the custodian (when required) will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest). In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its securities, may realize only partial recovery or even no recovery, and may also incur added costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of its underlying index, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a particular Portfolio may not be invested in precisely the same proportion as the particular Index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Russell 2000 Small Cap Index Portfolio may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDEXES
The Russell 2000 Small Cap Index Portfolio may purchase or sell options on its respective Index, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

LENDING PORTFOLIO SECURITIES
The Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company (including advances made by the life insurer in connection with the operation of the separate account) and other affiliated and unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its disinterested directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

INVESTMENT IN OTHER INVESTMENT VEHICLES
The Portfolio may invest a portion of its assets in other pooled investment vehicles, and thus will incur its pro rata share of the investment vehicles' expenses. In addition, these Portfolios will be subject to the effects of business and regulatory developments that affect the underlying investment vehicles or the investment company industry generally.

TEMPORARY INVESTMENTS
The Portfolio may temporarily invest up to 100% of its assets in U.S. Government securities, money market instruments, fixed-income securities, or cash equivalents if the Adviser/subadviser believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Portfolio attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

OTHER INFORMATION
In addition to the investment policies described above, the Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to the Fund at 1-800-999-1840, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


                    FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of the Portfolio and provides administrative services and manages the Fund's business affairs.

On or about January 28, 2005, the boards of directors of Union Central and The Ameritas Acacia Companies of Lincoln, Nebraska voted to combine at the mutual holding company level. This transaction is subject to appropriate regulatory approval and the approval of the members and policyholders of both insurance companies.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA lead the team of analysts primarily responsible for the day-to-day management of the Russell 2000 Small Cap Index Portfolio.

Mr. Rodmaker is Managing Director - Investments of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Weisenburger is the Managing Director, Fixed Income and Derivatives, of the Adviser and has been affiliated with the Adviser and Union Central since July 1996.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

ADVISORY FEE
During the Fund's last fiscal year, the Fund paid the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed for the Portfolio on a daily basis, at an annual rate, as follows:

Portfolio                                Advisory Fee
Russell 2000 Small Cap Index Portfolio   .35% of the average
                                         daily net assets.

The Adviser or its affiliates may, out of their own resources and at no additional costs to the Portfolios or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Portfolios or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Portfolio expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Portfolio.

OTHER INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS
A discussion regarding the basis of the board of directors approving any investment advisory contract of the Fund is available in the Fund's semi-annual report to shareholders for the six months ended June 30, 2005.


                 SHAREHOLDER INFORMATION

CAPITAL STOCK
Summit Mutual Funds, Inc. ("the Fund") currently offers fifteen series of stock, including nine Portfolios that make up the Summit Pinnacle Series (including the Russell 2000 Small Cap Index Portfolio which has two classes of stock), and six funds that make up the Summit Apex Series, two of which have two classes of stock. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Summit Fund allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) PLAN
This Portfolio offers Class F shares, which are subject to a Distribution and Shareholder Service Plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940.The Portfolio pays the Distributor a fee for distribution assistance and/or shareholder services in connection with the Class F shares, and related payments the Distributor makes to banks, financial planners, retirement plan service providers, broker/dealers and other institutions. The fee will not exceed, on an annual basis, 0.20% of the average daily net assets attributable to the Portfolio's Class F shares. Because the fee is paid out of the assets of the Class F shares on an ongoing basis, over time, the fee will increase the cost and reduce the return of an investment and may cost you more than paying other types of sales charges.

The Adviser or Distributor may pay additional fees to financial intermediaries out of their own assets (and not from the Funds) in exchange for sales and/or administrative services performed on behalf of the intermediaries' customers. Such payments and compensation, commonly referred to as 'revenue sharing,' are in addition to the sales charges, 12b-1 plan fees and other fees paid to such financial intermediaries, and may be made to brokers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Compensation may also be paid to brokers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker or other financial intermediary provides shareholder services to fund shareholders. The compensation received by financial intermediaries through sales charges, other fees payable with respect to the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace.

Revenue sharing payments are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the "Fees and Expenses of the Funds" discussion above. Investors may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information.

VALUATION OF PORTFOLIO SHARES
Shares are purchased and redeemed at the net asset value per share of the Portfolio next determined after receipt and acceptance of a purchase order, or receipt of a redemption request, by the Fund or its agent. The net asset value of the shares of the Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except:

  o when the New York Stock Exchange is closed or
  o any day on which changes in the value of the securities held by a Portfolio will not materially affect the current net asset value of the shares of the Portfolio.

Portfolio shares are valued by:

  o adding the values of all securities and other assets of the Portfolio,
  o subtracting liabilities and expenses, and
  o dividing the resulting figure by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolio, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, including instances where a significant market event may impact the value of a portfolio security after the close of trading in the security, such securities are valued at fair value as determined in good faith under policies approved by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Adviser makes such determinations in good faith in accordance with the Funds' valuation procedures, with the goal of accurately reflecting the current value of the Portfolio's portfolio holdings in the Portfolio net asset value per share. There can be no assurance that the Portfolios could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share.

If Portfolio investments are traded in markets on days that are not business days of the Portfolio, the Portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.


                          TAXES

The Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Shares of the Portfolio may be purchased only by the separate accounts of insurance companies. In order to comply with diversification regulations applicable to variable life insurance, variable annuity, and endowment contracts, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

See the Statement of Additional Information for further information about tax matters.


                        EXCESSIVE TRADING

The Portfolio is not intended for excessive trading or market timing. Frequent trading into and out of the Portfolio can disrupt portfolio investment strategies, result in lower portfolio performance and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short term trading activity. In addition, the Portfolio may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. If the Fund in unable to detect those shareholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

The Portfolio is not designed to accommodate excessive trading and the Fund's Board of Directors has adopted policies to discourage excessive trading of the Portfolio's shares. If you wish to engage in excessive trading, we request that you do not purchase shares of the Portfolio. The Portfolio defines 'excessive trading' as exceeding one purchase and sale involving the Portfolios within any 120-day period. You can move substantial assets from a Portfolio to another Portfolio and, within the next 120 days, sell your shares in that Portfolio to return to the first Portfolio.

The Fund monitors daily cash flows by account to detect possible excessive trading by individuals or groups. When suspicious activities occur that may indicate the possibility of excessive trading, the Fund will contact the insurance company and request that they investigate the activity. If excessive trading is found, in addition to any action that may be taken by the insurance company for excessive trading, the Fund will take the following actions if you exceed the number of trades described above: 1) the first time the Fund determines that you have traded excessively, the Fund or your insurance company will notify you in writing that your variable insurance product will be monitored for additional transactions in excess of the foregoing limits; 2) upon the second incidence of excessive trading by you, the Fund or your insurance company will bar you indefinitely from further purchases of shares of the Portfolio, including purchases in connection with exchange transactions. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

The Fund may, in its sole discretion, take any variable insurance contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the Portfolio. Therefore, variable insurance contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

The Portfolio and its agents reserve the right not to accept in whole or in part, without prior notice, any purchase request, including exchange purchases from one Portfolio to another Portfolio, by any investor or group of investors indefinitely, for any reason, particularly if they believe that any combination of trading activity in the Portfolio is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. Some of the factors that may be considered when determining whether or not to accept a purchase request may include, but not be limited to:

  o the number of transfers made in a defined period;
  o the dollar amount of the transfer;
  o the total assets of the Portfolio involved in the transfer;
  o the investment objectives of the particular portfolios involved in the transfers; and/or
  o whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The Fund currently does not assess a mandatory redemption fee, but may do so in the future.

The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following the order by the insurance company.

While the Portfolios discourage excessive short-term trading and intend to apply their policies uniformly to all shareholders, the Portfolios cannot always know or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.


               FRANK RUSSELL DISCLAIMER

The RUSSELL 2000 INDEX is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.


                     FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2000 and the years ended December 31, 2001, 2002, 2003 and 2004 have been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Portfolios' financial statements, is incorporated by reference into the Statement of Additional Information and is available upon request. The information for the six months ended June 30, 2005 is unaudited, and in management's opinion reflects all adjustments necessary to a fair statement of the results of the interim period presented. All such adjustments are of a normal recurring nature. This information should be read in conjunction with the December 31, 2004 audited financial statements and notes thereto incorporated by reference into the Statement of Additional Information, and the unaudited Russell 2000 Small Cap Index Portfolio financial statements and notes thereto for the six months ended June 30, 2005 included elsewhere in the registration statement.

Computed on the basis of a share of Class I capital stock outstanding throughout the period. Class F shares will be offered beginning October 4, 2005, and therefore no financial information is presented below. The results of the Class F shares will be lower than that of the Class I shares shown below since the Class F shares have a .20% distribution and service (12b-1) fee. All share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.


                                        Russell 2000 Small Cap Index Portfolio - Class I

                                Six Months                                          Period From
                                  Ended                                           April 27, 2000(1)
                                 June 30,                                                to
                                (Unaudited)         Year Ended December 31,         December 31,
                                -------------------------------------------------------------------
                                   2005       2004      2003      2002      2001        2000
                                   ----       ----      ----      ----      ----        ----
Net asset value,
beginning of period               $63.92     $54.40    $37.52    $48.10    $49.95      $50.00
                                  ------     ------    ------    ------    ------      ------
Investment Activities:
 Net investment income/(loss)       0.18       0.31(4)   0.22      0.29      0.40        0.40
 Net realized and unrealized
  gains/(losses)                   (1.14)      9.32     16.95    (10.31)     0.35       (0.20)
                                  ------     ------    ------    ------    ------      ------

Total from Investment Activities   (0.96)      9.63     17.17    (10.02)     0.75        0.20
                                  ------     ------    ------    ------    ------      ------
DISTRIBUTIONS:
 Net investment income             (0.31)     (0.11)    (0.29)    (0.09)    (0.45)      (0.25)
 Net realized gains                (0.63)        --        --     (0.47)    (2.15)         --
                                  ------     ------    ------    ------    ------      ------
Total Distributions                (0.94)     (0.11)    (0.29)    (0.56)    (2.60)      (0.25)
                                  ------     ------    ------    ------    ------      ------
Net asset value,
 end of period                    $62.02     $63.92    $54.40    $37.52    $48.10      $49.95
                                  ------     ------    ------    ------    ------      ------
Total return(5)                     1.45%     17.72%    46.19%   -21.05%     1.54%       0.39%

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to
 average net assets - net(2)        0.71%(3)    0.75%    0.75%     0.75%     0.75%       0.74%(3)
Ratio of expenses to
 average net assets - gross         0.71%(3)    0.76%    1.12%     1.33%     1.10%       1.35%(3)
Ratio of net investment
 income (loss) to
 average net assets                 0.62%(3)    0.60%    0.57%     0.65%     0.90%       1.11%(3)
Portfolio turnover rate            42.82%(3)   27.27%   23.87%    30.78%    32.70%      82.19%(3)
Net assets,
 end of period (000's)            $68,313     $68,770  $25,794   $13,863   $21,503     $16,105

-------------
(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.
(4) Per share amounts are based on average shares outstanding.
(5) Total return does not include separate account and insurance contract fees and charges, which would lower the results.

A Statement of Additional Information dated October 4, 2005, which contains further information about the Russell 2000 Small Cap Index Portfolio, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain a copy of the Statement of Additional Information or the Fund's annual and semi-annual reports without charge, to request other information about the Fund or to make shareholder inquiries, please call the Fund at 1-800-999-1840, or write the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409. Since the Russell 2000 Small Cap Index Portfolio is only available as an investment option for variable insurance products, and the Portfolio's disclosure documents should be read in connection with the prospectus for the applicable variable insurance product, the Fund does not make the Fund's Statement of Additional Information or the Fund's annual and semi-annual reports available on the Fund's website.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-202-942-8090. Copies of Fund documents may be requested by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at publicinfo@sec.gov.

These Fund Documents and other information about the Fund are also available without charge at the SEC's web site: http://www.sec.gov.

File 811-04000

               Part B

Information required in a Statement of Additional Information.

                   SUMMIT MUTUAL FUNDS, INC.
                    Summit Pinnacle Series

             STATEMENT OF ADDITIONAL INFORMATION
           Russell 2000 Small Cap Index Portfolio

October 4, 2005

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds, Inc.'s ("Fund") current Prospectus, dated October 4, 2005, which may be obtained by calling the Fund at 1-800-999-1840, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409. This Statement of Additional Information incorporates by reference the financial statements, and related notes and auditor's reports, relating to the Summit Pinnacle Series from the Fund's annual report dated December 31, 2004 describing the Summit Pinnacle Series.

                     ---------------------


                           Table of Contents                           Page
Investment Policies (3) . . . . . . . . . . . . . . . . . . . . . . . . .2
  Money Market Instruments and Investment Techniques. . . . . . . . . . .2
  Futures Contracts . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
  Lending Portfolio Securities. . . . . . . . . . . . . . . . . . . . . 10
  Pledging of Assets. . . . . . . . . . . . . . . . . . . . . . . . . . 10
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . 11
Disclosure of Portfolio Holdings. . . . . . . . . . . . . . . . . . . . 13
Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Management of the Fund ( ). . . . . . . . . . . . . . . . . . . . . . . 15
  Directors and Officers. . . . . . . . . . . . . . . . . . . . . . . . 15
  Investment Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . 17
  Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
  Payment of Expenses . . . . . . . . . . . . . . . . . . . . . . . . . 18
  Advisory Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Investment Advisory Agreement and Administrative Services Agreement . . 18
  Board Review of Advisory Arrangements . . . . . . . . . . . . . . . . 19
  Service Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . 21
  Securities Activities of Adviser. . . . . . . . . . . . . . . . . . . 21
  Code of Ethics. . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Portfolio Managers. . . . . . . . . . . . . . . . . . . . . . . . . . . 23
Determination of Net Asset Value ( ) . . . . . . . . . . . . . . . . . .23
Purchase and Redemption of Shares ( ) . . . . . . . . . . . . . . . . . 24
Taxes ( ) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
Custodian, Transfer And Dividend Disbursing Agent . . . . . . . . . . . 26
Portfolio Transactions and Brokerage. . . . . . . . . . . . . . . . . . 27
General Information ( ) . . . . . . . . . . . . . . . . . . . . . . . . 27
  Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
  Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
  Additional Information. . . . . . . . . . . . . . . . . . . . . . . . 29
Financial Statements and Independent Registered Public Accounting Firm. 29
Appendix A: Disclaimer. . . . . . . . . . . . . . . . . . . . . . . . . 30
Appendix B: Proxy Voting Procedures . . . . . . . . . . . . . . . . . . 30

( ) indicates page on which the corresponding section appears in the Prospectus.

                     SMFI 515 Pinnacle Russell 2000 SAI 9-05

                  SUMMIT MUTUAL FUNDS, INC.


                     INVESTMENT POLICIES

The following specific policies supplement the Portfolio's investment strategies, policies and risks set forth in the Prospectus.

Money Market Instruments and Investment Techniques
The Portfolio may invest in money market instruments whose characteristics are consistent with the Portfolio's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. The Portfolio may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. The Portfolio will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Portfolio's net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolio will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

If the counterparty to the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the counterparty becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements
The Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of Portfolio securities to banks in return for cash in an amount equal to a percentage of the Portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued, and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, the Portfolio may acquire securities on a when-issued or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. The Portfolio will also segregate cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

Equity Securities.   The Russell 2000 Small Cap Index Portfolio may invest in
equity securities without restriction.

Unit Investment Trusts.   The Portfolio may invest in shares of a unit
investment trust ("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Portfolio's underlying Index. UIT shares are units of beneficial interest in a UIT, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of an underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the underlying Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction
(5) below restricts their purchases to 10% of the Portfolio's assets.

American Depositary Receipts.   The Portfolio may invest in American
Depositary Receipts ("ADRs"), which may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

Foreign Markets.   Delays in settlement which may occur in connection with
transactions involving foreign securities could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Securities.   The Portfolio may invest in foreign securities .
Because the Portfolio may invest in foreign securities, investments in the Portfolio involve risks that are different in some respects from investments in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Futures Contracts
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Russell 2000 Small Cap Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts, subject to the Portfolio's non-fundamental investment restrictions. As a temporary investment strategy, until the Portfolio reaches $50 in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Portfolio does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Portfolio will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

Regulatory Limitations. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Portfolio and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Portfolio's exemption filing with respect to its use of futures contracts are no longer applicable.

The Portfolio will engage in transactions in futures contracts and options thereon only for hedging risk management and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities, and not for speculation. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions on the Fund's ability to engage in certain yield inhancement and risk management strategies, the Funds would comply with such new restrictions.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Portfolio's custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such futures contracts and options is unleveraged.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage.   The prices of futures contracts are volatile and
are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk.   A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Portfolio of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by the Portfolio for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of a Portfolio's underlying instruments will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options
The Russell 2000 Small Cap Index Portfolio may sell (write) listed options on equities and may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, the Portfolio may write covered call options on any security in which it is eligible to invest.

As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

There is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options;
(b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

The Portfolio may write call options on futures contracts on its respective index or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of their respective indexes than would a direct purchase of securities included in their respective indexes. The Portfolio will not write options on futures contracts for speculative purposes.

Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, and therefore would be required to settle the contract with cash.

As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of futures is volatile and is influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of Russell 2000 Index is also volatile and is influenced, among other things, by changes in conditions in the securities markets in general.

In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends.

Custodial Procedures and Margins. The Fund's custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

At the time the Portfolio sells a call option on a contract for future delivery, it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the notional contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities
The Russell 2000 Small Cap Index Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders.
The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Pledging of Assets
The Russell 2000 Small Cap Index Portfolio may pledge or mortgage assets in conformance with the Portfolio's fundamental investment restrictions regarding borrowing and reverse repurchase agreements. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

                INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities.
These are Fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

   (1) Issue senior securities (except that the Portfolio may borrow money as described in restriction [9] below).

   (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

   (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

   (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the Russell 2000 Small Cap Index Portfolio in compliance with non-fundamental restrictions [6 and 7] below.

   (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

   (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

   (8) Lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Portfolio's total assets.

   (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks and by entering into reverse repurchase agreements, as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or
leveraging.   For purposes of this restriction, entering into futures
contracts or reverse repurchase agreements will not be deemed a borrowing.

  (10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

  (11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

  (12) Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:

   (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

   (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

   (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (4) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).

   (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UIT's designed to track an Index and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions:

The Russell 2000 Small Cap Index Portfolio of the Fund may not:

   (6) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

   (7) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options (including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

If a percentage restriction (for either fundamental or non-fundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of life insurance company separate accounts may be invested in Fund shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Portfolio to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Portfolio's service providers, to which the Portfolio may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of a Portfolio may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with this policy.

A Portfolio or its duly authorized service providers may publicly disclose holdings of the Portfolio in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. A summary or list of the Portfolio's completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers, banks, financial planners and other financial institutions that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Portfolio by these services and departments, the Portfolio may, consistent with its policies and procedures, distribute (or authorize service providers to distribute) information about the Portfolio's securities holdings to such services and departments before its public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in the Portfolio) before the portfolio holdings become public information; and (ii) the recipient is willing to sign a written confidentiality agreement that is designed to preserve the confidentiality of the information. Persons and entities unwilling to execute an acceptable confidentiality agreement within a reasonable period of time may only receive portfolio holdings information that has otherwise been publicly disclosed.

Neither the Portfolio nor its service providers receive any compensation from such services and departments. Subject to such departures as the Portfolio's chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Portfolio (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the information.

The CCO may authorize disclosure of the Portfolio's securities holdings and, in addition to the Board, may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Portfolio's policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Portfolio's securities holdings must serve a legitimate business purpose of the Portfolio and must be in the best interest of the Portfolio's shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Portfolio and its shareholders justify the disclosure. A further determination must be made to ensure that any conflicts of interest between the Portfolio, its shareholders, and any third party are resolved prior to disclosure. The Portfolio reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Portfolio's policy and any applicable confidentiality agreement.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Portfolios' Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Portfolio will promptly terminate the disclosure arrangement.

                    PORTFOLIO TURNOVER

Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

The annual portfolio turnover rates for the Portfolio is set forth in the Financial Highlights section of the Prospectus.


                    MANAGEMENT OF THE FUND

                    Directors and Officers

INDEPENDENT DIRECTORS

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen      Other
                          with the     Time           During                by      Directorships
Name, Address and Age(1)    Fund      Served      Past Five Years        Director  Held by Director
---------------------    ---------   --------  ---------------------     --------  ----------------
Theodore H. Emmerich      Director   Director  Consultant; former Partner,  15     American
(79)                                 since     Ernst & Whinney,                    Financial
                                     1987      Accountants                         Group

Yvonne L. Gray            Director   Director  Executive Vice President/    15
(54)                                 since     COO, United Way of Greater
                                     1999      Cincinnati (Social Services
                                               Provider); prior thereto,
                                               Vice President/ Trust
                                               Operations Officer,
                                               Fifth Third Bank;
                                               former Audit Manager,
                                               Price Waterhouse
                                               (Accounting Firm)

Michael K. Keating*       Director   Director  Managing Director,           15
(50)                                 since     Keating, Vollmer & Co.
                                     2005      LLC (Private Equity
                                               Investment Firm)

David C. Phillips         Director   Director  Co-Founder, Cincinnati       15     Meridian
(67)                                 since     Works, Inc. (Job    .               Bioscience, Inc.
                                     2001      Placement); prior                   Cintas, Inc.
                                               thereto, Chief Executive
                                               Officer, Downtown
                                               Cincinnati Inc. (Economic
                                               revitalization of
                                               Cincinnati)

Mary W. Sullivan          Director   Director  Attorney, Peck, Shaffer &    15     Franklin Savings
(48)                                 since     Williams LLP (Law Firm)             and Loan Co.;
                                     2001                                          First Franklin
                                                                                   Corporation

INTERESTED DIRECTORS AND OFFICERS

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen      Other
                          with the     Time           During                by      Directorships
Name, Address and Age(1)    Fund      Served      Past Five Years        Director  Held by Director
---------------------    ---------   --------  ---------------------     --------  ----------------
Steven R. Sutermeister*   Director,  Director  Senior Vice President,       15     Carillon
(51)                      President  since     Union Central; President            Investments, Inc;
                          and Chief  1999      and Chief Executive                 Summit Investment
                          Executive            Officer, Adviser.                   Partners, Inc.;
                          Officer                                                  Union Central
                                                                                   Mortgage Funding
                                                                                   Inc.

John F. Labmeier          Vice       Officer   Vice President, Associate    NA      NA
1876 Waycross Road        President  since     General Counsel and
Cincinnati, OH 45240      and        1990      Assistant Secretary,
(56)                      Secretary            Union Central; Vice
                                               President and Secretary,
                                               Carillon Investments,
                                               Inc.; Secretary, Adviser

Thomas G. Knipper         Vice       Officer   Treasurer and Chief          NA      NA
(48)                      President, since     Compliance Officer,
                          Controller 1995      Adviser
                          and Chief
                          Compliance
                          Officer

Gerald Q. Herbert         Treasurer  Officer   Director of Finance          NA      NA
(38)                                 since     and Accounting,
                                     2005      Adviser; prior thereto
                                               Controller for General
                                               Factory Supplies Co.

John M. Lucas             Assistant  Officer   Second Vice President,       NA      NA
1876 Waycross Road        Secretary  since     Counsel and Assistant
Cincinnati, OH 45240                 1990      Secretary, Union Central
(54)



* Except as otherwise indicated, the business of each listed person is 312 Elm St., Ste. 1212, Cincinnati,
    OH 45202.
(1) Mr. Sutermeister may be considered to be an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) because of his affiliation with the Adviser.

BOARD OF DIRECTORS

The business and affairs of the Fund are managed under the direction of the Board of Directors. All powers of the Fund are vested in, and may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the shareholders by the laws of the state of Maryland or the Fund's Articles of Incorporation or By-laws.

The Board has a standing audit committee, which consists of Theodore H. Emmerich, Yvonne L. Gray, Michael K. Keating, David C. Phillips and Mary W. Sullivan, each of whom is not an "interested person" of the Fund as defined in the 1940 Act ("Independent Director(s)"). The purpose of the audit committee is to meet with the independent registered accounting firm and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. During 2004, the audit committee held three meetings.

The Board has a standing nominating committee, which consists of Yvonne L. Gray, David C. Phillips and Mary W. Sullivan, each of whom is an Independent Director. The purpose of the nominating committee is to review and nominate candidates for positions as Directors to fill vacancies on the Board. During 2004, the nominating committee held one meeting. The nominating committee will consider Director candidates recommended in writing by shareholders. Recommendations should be addressed to Summit Mutual Funds, 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202.

Directors owned outstanding shares of the Fund as follows:


                                                   Aggregate Dollar Range
                                                    of Equity Securities
                          Dollar Range of       in ALL Registered Investment
                         Equity Securities    Companies Overseen by Director in
Name of Director            in the Fund        Family of Investment Companies
----------------         ------------------   --------------------------------
Theodore H. Emmerich           NA                     $50,001 - $100,000
Yvonne L. Gray                 NA                          $1 - $50,000
David C. Phillips              NA                         Over $100,000
Mary W. Sullivan               NA                     $50,001 - $100,000
Steven R. Sutermeister         NA                         Over $100,000

*Information regarding ownership is as of December 31, 2004.

As of the date of this Statement of Additional Information, the officers and directors of the Fund owned less than 1% of any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central Life Insurance Company ("Union Central") or the Fund's investment adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 2004 were $137,467.

As of December 31, 2004, no Director owned beneficially or of record any securities of the investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

                     Compensation Table

           (1)                    (2)           (3)            (4)             (5)
                                             Pension or                       Total
                                             Retirement                    Compensation
                                              Benefits       Estimated       From Fund
                                Aggregate    Accrued as       Annual         and Fund
                              Compensation  Part of Fund   Benefits Upon   Complex Paid
Name of Person, Position        From Fund      Expenses      Retirement    to Directors
------------------------      ------------  ------------   -------------   ------------
Theodore H. Emmerich            $30,600         -               -           $30,600
Director
Yvonne L. Gray                  $26,500         -               -           $26,500
Director
David C. Phillips               $26,500         -               -           $26,500
Director
Mary W. Sullivan                $26,000         -               -           $26,000
Director
Steven R. Sutermeister            N/A          N/A             N/A            N/A
Director

Investment Adviser
The Fund has entered into an Investment Advisory Agreement with Summit Investment Partners, Inc. ("Adviser"), whose principal business address is 312 Elm Street, Suite 1212, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are Steven R. Sutermeister, Director, President and Chief Executive Officer; Thomas G. Knipper, Chief Compliance Officer and Treasurer; and John F. Labmeier, Secretary.

Pursuant to the Investment Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Expenses
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for that Portfolio and the .20% distribution and service (12b-1) fees, to the extent that such expenses exceed .40% of that Portfolio's net assets.

Payment of Expenses
The Fund has also entered into an Administrative Services Agreement with the Adviser in which the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by U.S.Bancorp Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios. The Adviser will also pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee for the Portfolio and the .20% distribution and service (12b-1) fees, to the extent that such expenses exceed .40% of that Portfolio's net assets

Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

Advisory Fee
As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described in the Prospectus. The compensation for the Portfolio for the fiscal years ended December 31, 2004, 2003 and 2002, respectively, were as follows:

                                                2004                  2003                2002
                                       -------------------  -------------------- -----------------
                                               Expense               Expense             Expense
                                              Reimburse-            Reimburse-          Reimburse-
                                                ments                 ments              ments
                                                 and                   and                 and
                                               Waivers               Waivers             Waivers
                                     Advisory    Paid     Advisory    Paid     Advisory   Paid
Portfolio                              Fee    by Adviser    Fee     by Adviser   Fee    by Adviser
---------                            -------- ----------  --------- ---------- -------- ----------
Russell 2000 Small Cap Index Portfolio 185,763   8,798     60,471     63,46     57,861     95,987

Investment Advisory Agreement and Administrative Services Agreement
Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Investment Advisory Agreement that eliminated certain administrative responsibilities enumerated in the Investment Advisory Agreement for all of the Portfolios and incorporated them into a separate administrative services agreement between the Fund and the Adviser. The Board of Directors previously approved the amendment on September 26, 2001. Administrative responsibilities including:
   o preparing, maintaining, analyzing and reporting on the Portfolios' expenses,
   o authorizing payment of Fund and Portfolio expenses,
   o coordinating completion of annual audits,
   o drafting semi-annual and annual financial statements,
   o preparing tax returns,
   o coordinating Board meetings,
   o preparing and filing reports to the SEC and states, and
   o coordinating and managing procedures for compliance with federal and state regulations, are now covered by a separate administrative services agreement between the Fund and the Adviser. A separate administrative service fee of 0.10% of average daily net assets on an annual basis, will be imposed for these services. Administrative service fees paid during the fiscal year ended December 31, 2004 were $562,853.

The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administrative services, the Adviser will be held to the aforementioned standard of liability.

The Investment Advisory Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Investment Advisory Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Board Review of Advisory Arrangements
The Board of Directors most recently approved the Investment Advisory Agreement and Administrative Services Agreement at a meeting held on November 8, 2004. In determining whether it was appropriate to approve the Investment Advisory Agreement, the Board of Directors requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Directors determined that the Investment Advisory Agreement is consistent with the best interests of each Portfolio to which it applies and its shareholders, and enables each Portfolio to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Portfolios and their shareholders. The Board of Directors made these determinations on the basis of the following considerations, among others:

   o  THE NATURE, EXTENT AND QUALITY IF THE ADVISORY SERVICES PROVIDED.   The
Board concluded that the Adviser provides high quality services to each Portfolio, as indicated by each Portfolio's competitive investment performance, the high level of correlation of the index Portfolios to their benchmarks, and the compliance track record of the Portfolios. The Board also determined that the Adviser provide investment and related services that are appropriate in scope and extent in light of the Portfolios' operations, the competitive landscape of the investment company business and investor needs. The Board specifically noted that the Adviser provides all facilities and services necessary to analyze, execute and maintain investments that are consistent with the Portfolios' objectives, restrictions and limitations.

   o THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS. With respect to each Portfolio, the Board determined that the Adviser has achieved competitive or superior investment performance relative to its benchmark index and comparable funds. The managed Portfolios' one-year performance exceeded the 50th percentile in all cases, was in the top quartile for all but two series of the Fund, and was in the top decile for one series of the Fund. All index Portfolios achieved the correlation expressed in the prospectus.

   o THE COST OF ADVISORY SERVICES PROVIDED AND THE LEVEL OF PROFITABILITY. The Board reviewed the fees charged by the Adviser for investment advisory and administrative services, the gross revenues and pre-tax profits earned by the Adviser for the year ended December 31, 2003 (before allocation of corporate and other indirect expenses), and the resulting profit margin. The Board also reviewed comparable information for the nine months ended September 30, 2004. On the basis of the above information, the Board concluded that, with respect to each Portfolio, the level of investment advisory fees is appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Portfolio and the Adviser and its affiliates. Further, on the basis of comparative information supplied by Lipper Analytics, the Board determined that the advisory fees and overall expense ratio of each Portfolio were consistent with industry averages.

   o WHETHER THE ADVISORY FEES REFLECT ECONOMIES OF SCALE. The Board determined that the Portfolios have yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the advisory fees. The Board concluded that the advisory fees reflect the current economic environment for the Adviser and the competitive nature of the mutual fund market. The Directors also noted that Portfolio expenses are managed by the use of fee caps and waivers, as many of the Portfolios are small and have not reached the size necessary to provide the Adviser its full fee.

   o THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE PORTFOLIOS GROW. While the advisory fees do not reduce should Portfolio assets grow meaningfully, the Board determined that the advisory fees payable under the advisory arrangements already reflect potential future economies of scale to some extent by virtue of their relatively low levels (determined with reference to industry standards as reported by Lipper Analytics) and the Adviser's profitability at current or foreseeable asset levels. The Board also noted that it would have the opportunity to periodically re-examine whether a Portfolio had achieved economies of scale, and the appropriateness of advisory fees payable to the Adviser, in the future.

   o BENEFITS (SUCH AS SOFT DOLLARS) TO THE ADVISER FROM ITS RELATIONSHIP WITH THE PORTFOLIO (AND ANY CORRESPONDING BENEFITS TO THE PORTFOLIO). The Board determined that other benefits described by the Adviser from its relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interest of the Portfolios and their shareholders. In this regard, the Directors noted that the Adviser utilizes soft dollar commissions to a limited degree, and specifically reviewed the Adviser's accrual and use of soft dollar credits with respect to all accounts managed by the Adviser for the nine months ended September 30, 2004. The Board noted that over 80% of the activity was generated from managed equity trading, and that fixed income and index trading provide limited opportunities for soft dollars.
   o OTHER CONSIDERATIONS: In approving the continuation of the advisory arrangements, the Board also considered the high quality of existing portfolio management personnel, who will continue to manage the Portfolio, and the Adviser's overall portfolio management capabilities. The Board determined that the Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Portfolio. The Board also favorably considered the Adviser's entrepreneurial commitment to the management and success of the Portfolio, which could entail a substantial financial and professional commitment to the successful operation of the Portfolio.
Service Agreement
Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Investment Advisory Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement.

Securities Activities of Adviser
Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

Code of Ethics
The Adviser and the Fund have adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Carillon Investments, Inc. ("Underwriter") has also adopted a code of ethics. Each code of ethics applies to the personal investing activities of the directors, officers and certain employees of the Adviser, the Fund or the Underwriter as applicable. Employees of the Adviser are permitted to make personal securities transactions, including securities that may be held or purchased by the Funds, subject to the requirements and restrictions set forth in the Adviser's code of ethics. Employees of the Underwriter are also permitted to make personal securities transactions, including securities that may be held or purchased by the Funds, subject to the requirements and restrictions set forth in the Underwriter's code of ethics.

Each code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of clients such as the Fund. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.


                     PORTFOLIO MANAGERS

Russell 2000 Small Cap Index Portfolio

Gary R. Rodmaker and David M. Weisenburger are primarily responsible for the day-to-day management of the Russell 2000 Small Cap Index Portfolio.

Other Accounts Managed
Mr. Rodmaker and Mr. Weisenburger also manage other registered investment companies and other accounts, as indicated below. The following tables identify, as of December 31, 2004 (i) the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.


                      Other Registered       Other Pooled
                    Investment Companies  Investment Vehicles    Other Accounts
                    --------------------  -------------------  ----------------------
                               Total                 Total                Total
Portfolio Manager    Number    Assets      Number    Assets    Number     Assets
-----------------    ------    ------      ------    ------    ------     ------
Gary R. Rodmaker       3    $133,103,785    N/A       N/A        6       $245,683,887
David M. Weisenburger  2    $114,622,711    N/A       N/A        4     $2,362,956,056

As of December 31, 2004, none of these accounts had advisory fee arrangements based on the performance of the account.

Compensation
Mr. Rodmaker's compensation consists of: a fixed base salary based on industry surveys and the type and size of accounts managed; benefits that are available generally to all salaried employees at the portfolio manager's level; an annual bonus based on the profitability of the adviser, total adviser assets under management, and the performance of his accounts (the aggregate performance measurement is based on prescribed percentages of each account, that is not a dollar-weighted compilation) versus specific benchmarks (benchmarks include: Lehman Intermediate Government/Corporate Index, Citigroup BBB Corporate Index, Merrill Lynch U.S. High Yield Master II Index, S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index, Nasdaq-100 Index, MSCI EAFE Index, Lehman Aggregate Bond Index, and a customized client-developed benchmark) and the performance of his direct reports' accounts; and a long-term incentive compensation plan tied to the firm's value.

Mr. Weisenburger's compensation consists of: a fixed base salary based on industry surveys and the type and size of accounts managed; benefits that are available generally to all salaried employees at the portfolio manager's level; an annual bonus based on the profitability of the adviser, total adviser assets under management, and the performance of his accounts (the aggregate performance measurement is based on prescribed percentages of each account, that is not a dollar-weighted compilation) versus specific benchmarks (benchmarks include: Lehman Intermediate Government/Corporate Index, Citigroup BBB Corporate Index, S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index, Nasdaq-100 Index, MSCI EAFE Index, Lehman Aggregate Bond Index, and a customized client-developed benchmark); and a long-term incentive compensation plan tied to the firm's value.

Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Ownership of Fund Shares
The table below sets forth the value of shares beneficially owned by the portfolio managers in the Portfolios as of December 31, 2004, stated as being within one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over
$1,000,000.


Portfolio Manager              Dollar Range in Portfolio
                            Russell 2000 Small Cap Portfolio
------------------------------------------------------------
Gary R. Rodmaker                  $10,001 to $50,000
David M. Weisenburger             None


             DETERMINATION OF NET ASSET VALUE

The per share NAV of the Portfolio is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The offering price for a share of the Portfolio is its NAV per share. As described in the Prospectus, the NAV of shares of each Portfolio is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern
Time), on days during which there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the portfolio securities of the Portfolio will not materially affect the current net asset value of the shares of a Portfolio.

Securities held by the Portfolio, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith adopted in accordance with procedures by the Board of Directors.

Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares generally are determined at such time. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund's NAV is materially affected by such changes in the value of the securities, then these securities may be valued at their fair value as determined in good faith by or under the supervision of the Board.

            PURCHASE AND REDEMPTION OF SHARES

The Fund offers shares of the Summit Pinnacle Series of Portfolios, without sales charge, only to separate accounts of The Union Central Life Insurance Company and other affiliated or unaffiliated life insurance companies. It is possible that at some later date the Fund may offer shares to other investors.

The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.


TAXES

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of The Union Central Life Insurance Company for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Series as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and the application of the diversification rules under section 817(h) of the Code.
It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the "Treasury Regulations") and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

The Portfolio will be treated as a separate entity for federal income tax purposes. The Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

In order to qualify as a regulated investment company, in each taxable year the Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.

Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible four percent (4%) excise tax. To avoid the tax, the Fund must distribute during each calendar year, (1) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. These excise tax provisions do not generally apply to a regulated investment company, like the Fund, all of whose shareholders are the segregated asset accounts of life insurance companies funding variable contracts. (For this purpose, any shares of the Fund attributable to an investment in the Fund not exceeding $250, 000 made in connection with the organization of the Fund will not be taken into account.) Accordingly, if this condition regarding the ownership of shares of the Fund is met, the excise tax will be inapplicable to the Fund.

Interests in the Fund will be held by insurance company separate accounts that are subject to the requirements of section 817(h) of the Code and the Treasury Regulations thereunder, which impose certain investment diversification requirements (the "Diversification Rules") with respect to assets held in such separate accounts. These rules apply to the investments made by separate accounts or their subaccounts (such accounts or subaccounts are referred to as "segregated asset accounts") that are used to fund benefits under variable life insurance and annuity contracts. The Fund intends to comply with the Diversification Rules.

The Diversification Rules generally require that on the last day of each quarter of a calendar year (or generally within 30 days thereafter) no more than 55% of the value of the Fund's assets can be represented by any one investment; no more than 70% can be represented by any two investments; no more than 80% can be represented by any three investments; and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Failure by the Fund to both qualify as a regulated investment company and to satisfy the Diversification Rules would generally cause the variable contracts to lose their favorable tax status and require a contract owner to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable Diversification Rules may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract owners would have incurred if they were treated as receiving the income on the contract for the period during which the Diversification Rules were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by the Fund to qualify as a regulated investment company would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the Fund believes that the design of the contracts and the relationship between the contracts and the Portfolio satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as it deem necessary or appropriate to reduce the risk that a contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolio must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts.

For information concerning the federal income tax consequences to the owners of a variable contract or policy, such owners should consult the prospectuses for their particular contract or policy.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.


    CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

The Northern Trust Company, 50 South LaSalle St., Chicago, Illinois 60675, acts as Custodian of the Fund's assets. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, 1-888-259-7565, is the Fund's
bookkeeping, transfer and dividend disbursing agent.


         PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for the investment decisions of the Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. The Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available.

If the securities in which a the Portfolio invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of the Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

During 2004, 24.5% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information. Brokerage commissions paid during 2004, 2003 and 2002 were $141,776, $195,439 and $232,188, respectively.

                   GENERAL INFORMATION

Capital Stock
The Fund is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The authorized capital stock of the Fund consists of 890,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

Fund                                         Authorized Capital Stock
----                                         ------------------------
Summit Pinnacle Series
Zenith Portfolio                                40,000,000 shares
Bond Portfolio                                  30,000,000 shares
Capital Portfolio*                              30,000,000 shares
S&P 500 Index Portfolio                         30,000,000 shares
Micro-Cap Portfolio*                            20,000,000 shares
S&P MidCap 400 Index Portfolio                  20,000,000 shares
Balanced Index Portfolio                        20,000,000 shares
Lehman Aggregate Bond Index Portfolio           20,000,000 shares
Russell 2000 Small Cap Index Portfolio          20,000,000 shares
Nasdaq -100 Index Portfolio                     20,000,000 shares
EAFE International Index Portfolio              20,000,000 shares
Russell 2000 Small Cap Index Portfolio Class F  20,000,000 shares

Summit Apex Series
Money Market Fund                              200,000,000 shares
S&P 500 Index Fund*                             20,000,000 shares
S&P MidCap 400 Index Fund*                      20,000,000 shares
Russell 2000 Small Cap Index Fund*              20,000,000 shares
Balanced Index Fund*                            20,000,000 shares
Nasdaq-100 Index Fund                           20,000,000 shares
Lehman Aggregate Bond Index Fund*               20,000,000 shares
Micro-Cap Fund*                                 20,000,000 shares
Bond Fund                                       20,000,000 shares
Everest Fund                                    20,000,000 shares
Total Stakeholder Impact Fund*                  20,000,000 shares
Short-term Government Fund                      20,000,000 shares
High Yield Bond Fund                            20,000,000 shares
Emerging Markets Bond Fund*                     20,000,000 shares
EAFE International Index Fund*                  20,000,000 shares
Nasdaq-100 Index Fund Class F                   20,000,000 shares
Total Stakeholder Impact Fund Class F*          20,000,000 shares
Everest Fund Class F                            20,000,000 shares
Nasdaq-100 Index Fund Class A                   20,000,000 shares
Total Stakeholder Impact Fund Class A*          20,000,000 shares
Everest Fund Class A                            20,000,000 shares


* The Capital Portfolio, Micro-Cap Portfolio, S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Balanced Index Fund, Lehman Aggregate Bond Index Fund, Micro-Cap Fund, Emerging Markets Bond Fund, EAFE International Index Fund and Total Stakeholder Impact Fund are no longer offered to shareholders.

The Board of Directors may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Funds' articles of incorporation whereby the Board is permitted, without further shareholder approval, to effect, from time to time, a stock split or reverse stock split for any or all of the Portfolios that could affect relative voting power of shares in matters requiring a company-wide vote. On November 9, 2001, the Board of Directors authorized a 1-for-5 reverse stock split for all of the Funds and Portfolios except the Money Market Fund. The effective date of the reverse stock split was February 19, 2002.

It is anticipated that Union Central will have voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.


    FINANCIAL STATEMENTS AND INDEPENDENT REGISTERED
                PUBLIC ACCOUNTING FIRM

This Statement of Additional Information incorporates by reference the Summit Pinnacle Series financial statements dated December 31, 2004, including notes thereto and auditor's report thereon, from the Summit Mutual Funds annual report dated December 31, 2004. The financial statements of the Fund for the fiscal year ended December 31, 2004 have been audited by Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606-4301, which provides auditing and related tax services to the Funds.

                        APPENDIX A

                FRANK RUSSELL DISCLAIMER

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.


           APPENDIX B:  PROXY VOTING PROCEDURES

                 SUMMIT MUTUAL FUNDS, INC.
                 PROXY VOTING GUIDELINES
                    (REVISED 2/21/05)

Summit will vote each proxy based on our duty to act on behalf of our client's best interests and to comply with SEC rules governing proxy voting and documenting and reporting. Any material conflicts between the interests of the Adviser and those of the Funds' shareholders will be resolved to protect the shareholders' interest. Potential material conflicts should be reported to the Funds' officers as Portfolio Managers become aware of them. The officers will resolve these conflicts (consulting with the Chair of the Audit Committee of the Board of Directors as necessary) and report them to the Directors. The following general guidelines, approved by the Fund's Board of Directors will be used to judge the appropriateness of individual proposals.

Passively Managed Funds
In most circumstances, proxies will be voted FOR management's recommended position on each proposal*. If voted otherwise, the circumstance will be explained and documented; and the decision process will follow the same general guidelines as those applicable to Actively Managed Funds.

Actively Managed Funds
Proxies will be normally voted under the general guidelines listed below. Individual cases will be considered in unusual circumstances.

          CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

Summit will typically vote AGAINST the following:

o Supermajority provisions specifying more than two-thirds of voting shares.
o  Efforts to make takeover activities more difficult.
o Fair price provisions entrenching management to the disadvantage of shareholders.
o  Stock authorizations if used as an anti-takeover device.
o Reincorporation if used strictly as an anti-takeover device.
o  Two-tier voting plans adopted for defensive purposes.
o  Greenmail payments.

Summit will typically vote FOR the following:

o Stock authorizations if used for additional financing activity with a specific business purpose.
o  Efforts to make takeover activity easier.
o  Redeeming or submitting poison pills to shareholder vote.
o Seeking shareholder approval for issuing a large block of stock to one investor.

*Management has engaged the custodian to vote proxies in the passive funds.

              CORPORATE GOVERNANCE, DIRECTORS,
                EXECUTIVES AND COMPENSATION

Summit will typically vote AGAINST the following:

o  Stock option plans diluting ownership by more than 10%.
o  Issuance of discounted options.
o  Provisions to re-price options.
o  Director stock option plans.
o Authority granted to the Board to amend the plan without prior shareholder approval.
o Requiring outside directors to own a specified number of shares.
o  Excessive "golden parachute" proposals.

Summit will typically vote FOR the following:

o  Requiring a majority of independent Directors.
o Formation of an executive compensation committee that is composed entirely of Independent Directors.
o  Election of proposed directors.
o Re-Election of current auditors; a change in auditors will be more closely analyzed.

                 DOCUMENTATION & REPORTING

Management will review and ask for approval of the Policy with the Board at least annually. The Policy statement will be included in Statements of Additional Information, posted on the Funds' website and available upon request.

Summit will compile and maintain records of votes as necessary to comply with governing regulations, including the annual filing of Form N-PX with the SEC. Summit plans to post proxy voting records on the Funds' website.

Votes that are inconsistent with a Fund's written policies and procedures will be reported and explained at Board of Directors meetings.

Summit
Mutual
Funds

Semiannual Report

                              SUMMIT PINNACLE SERIES
                              -----------------------------------------------
---
                              Russell 2000 Small Cap Index Portfolio



JUNE 30, 2005

Logo: SUMMIT MUTUAL FUNDS

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE
SERIES
                                           SEMIANNUAL REPORT - TABLE OF
CONTENTS

Message from the President...................................................
1
     Fund Expenses...........................................................
2

Portfolio Managers' Reports and Financial Statements:
     Russell 2000 Small Cap Index Portfolio..................................
3

Notes to Financial Statements................................................
25



This Fund files a complete Schedule of Investments in Securities with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at WWW.SEC.GOV. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of Contract owners and is not authorized for distribution to prospective purchasers of contracts unless it is preceded or accompanied by an effective prospectus for Summit Mutual Funds, Inc.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE
SERIES
                                                      MESSAGE FROM THE
PRESIDENT


We are pleased to send you Summit Mutual Funds' 2005 Semiannual Report for the period ended June 30, 2005. We welcome new and thank existing investors that have selected Summit Funds within insurance and annuity products. We strive to help you reach your financial goals.

The first half of 2005 was somewhat of a conundrum for investors. Nearly all equity markets traded lower despite strong corporate profits, real gross domestic product increases of 3.8% and 3.4% in the 1st and 2nd quarters and increased consumer confidence. Meanwhile, overall bond returns were positive in spite of the Federal Reserve's continued policy of measured short-term interest rate increases designed to control inflation. The strong corporate profits and real GDP growth mentioned above were factors that weighed in on the Federal Reserve's decision to raise the Federal Funds rate four times to a June 30th level of 3.25%.


"...MAINTAIN THE PROPER PERSPECTIVE AND HAVE REALISTIC EXPECTATIONS . . ."


Global markets have also been affected by the continued uncertainty in Iraq and the threat of terrorist attacks both domestically and abroad. Sadly, the threat became real shortly after the semi-annual period ended. Terrorists targeted London's transportation system on July 7th and again on a smaller scale two weeks later. In a stark contrast to the global markets' reaction after the 9/11 terrorist attacks on the United States, the markets have responded positively with all major indices posting positive returns for the month of July. Nevertheless, these factors will no doubt continue to cast uncertainty for investors.

Equity markets responded to the U.S. economic and geopolitical news with predominantly negative returns. For the six month period, the large cap S&P 500
Index declined 0.81% and the small cap Russell 2000 Index slumped 1.25%. Other market sectors had the large cap growth Nasdaq-100 Index dropping 7.69% and the international EAFE Index falling 0.85%. The one bright spot for the period was the S&P MidCap 400 Index which rose 3.84%.

Fixed income markets provided positive returns, despite higher interest rates and downgrades of debt from both GM and Ford to high yield or "junk bond" status. Higher interest rates continue to have more effect on the shorter end of the yield curve as spreads between the 3-month Treasury Bill and the 10-year Treasury Note have closed to 0.79% at June 30th versus 2.0% at year end. The 10-year Treasury Note ended the period yielding 3.92%. The Lehman Aggregate Bond
Index's period total return was 2.51%. High yield markets slowed from their heady returns of the last several years with a return of 1.14% in the Merrill Lynch High Yield Master II Index. Money market returns continued to rebound from record lows as a result of the string of rate increases with first tier retail money market funds posting a 2.34% seven-day yield as of June30, 2005.

Despite the positive U.S. economic news reported earlier, concern about the strength, and more importantly the durability, of the economic expansion in the face of swelling oil prices seemed to weigh on the markets. Crude oil prices started the period in the mid $40/barrel range only to surge to the high $50/barrel range by the end of the period. As a result, the market uncertainty and volatility will likely continue as investors ponder inflation, the strength of the U.S. economy and the ability of corporations and consumers alike to endure both higher interest rates and energy prices.


"PROPER DIVERSIFICATION OF YOUR INVESTMENTS . . . (IS) AN IMPORTANT COMPONENT
OF
ACHIEVING YOUR LONG-TERM INVESTMENT GOALS."


We believe that maintaining the proper perspective and having realistic expectations will ensure that your investment strategy is appropriate for your risk tolerance and time horizon. Vigilance over asset allocation and portfolio rebalancing are critical in periods of volatile returns. Proper diversification of your investments, both within and across asset sectors (or specifically stocks, bonds and cash) remains an important component of achieving your long-term investment goals. Summit Mutual Funds provides a solid foundation for diversified investment planning with choices across equity and fixed-income styles.


RECENT HIGHLIGHTS:

o Summit's Zenith Portfolio has demonstrated strong one, three and five year performance (with average annual returns of 11.25%, 10.13% and 9.19%).
This
     ranks it as a top performer by leading rating agencies.

o Summit continues to provide low cost mutual funds. While the industry average for stock mutual fund expense ratios is 1.25%, Summit's average stock fund expense ratio is 0.70%

Thank you for choosing Summit Funds and for the trust that you have placed in us.

Best regards,

/s/ Steven R. Sutermeister

Steven R. Sutermeister
President

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
2005 SEMIANNUAL REPORT - FUND EXPENSES

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual net expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio, net of fee waivers and expense reimbursements, and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

-----------------------------------------------------------------------------
---------------------------------------------
                                                       Beginning
Ending        Annualized     Expenses Paid *
                                                     Account Value
Account Value    Net Expense  January 1, 2005 to
                     Portfolio                     December 31, 2004
June 30, 2005      Ratio         June 30, 2005
-----------------------------------------------------------------------------
---------------------------------------------
              BASED ON ACTUAL RETURN
    Zenith Portfolio                                    $1,000            $
1,009                 0.89%          $4
    Bond Portfolio                                       1,000
1,013                 0.75%           4
    S&P 500 Index Portfolio                              1,000
989                 0.39%           2
    S&P MidCap 400 Index Portfolio                       1,000
1,033                 0.53%           3
    Balanced Index Portfolio                             1,000
998                 0.60%           3
    Nasdaq-100 Index Portfolio                           1,000
917                 0.65%           3
    Russell 2000 Small Cap Index Portfolio               1,000
982                 0.71%           3
    EAFE International Index Portfolio                   1,000
980                 0.95%           5
    Lehman Aggregate Bond Index Portfolio                1,000
1,018                 0.60%           3

           BASED ON HYPOTHETICAL RETURN
            (5% return before expenses)
    Zenith Portfolio                                    $1,000            $
1,020                 0.89%          $4
    Bond Portfolio                                       1,000
1,021                 0.75%           4
    S&P 500 Index Portfolio                              1,000
1,023                 0.39%           2
    S&P MidCap 400 Index Portfolio                       1,000
1,022                 0.53%           3
    Balanced Index Portfolio                             1,000
1,022                 0.60%           3
    Nasdaq-100 Index Portfolio                           1,000
1,021                 0.65%           3
    Russell 2000 Small Cap Index Portfolio               1,000
1,021                 0.71%           4
    EAFE International Index Portfolio                   1,000
1,020                 0.95%           5
    Lehman Aggregate Bond Index Portfolio                1,000
1,022                 0.60%           3

* Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE
SERIES
                                          RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO

OBJECTIVE - Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index (the
"Index").

STRATEGY - The Summit Pinnacle Russell 2000 Small Cap Index Portfolio (the "Portfolio") will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Index.

MANAGERS' COMMENTS:
For the six-month period ended June 30, 2005, the Portfolio's total return was
-1.45% (before the impact of any product or contract-level fees). This compares to a -1.25% total return for the Index. The difference of 0.20% is referred to as "tracking error". One component of the difference is attributed to the Portfolio's operating expenses. These expenses represent the Portfolio's costs for advisory, administration, accounting, custody and other services. The remaining difference can be caused by a number of factors, including the timing and size of cash flows into and out of the Portfolio; brokers' commissions or other trading costs; and holding security positions in amounts that are different than the weightings in the Index, among others. While an exact replication of the capitalization weightings of securities in the Index is not feasible, the Portfolio's objectives and strategies call for a correlation of at least 95% between the Portfolio's pre-expense total return and that of the Index. The Portfolio achieved this level of correlation for the period presented.


                      FUND DATA
     Manager:                       Team Managed
     Inception Date:                April 27, 2000
     Total Net Assets:              $68.31 Million
     Number of Equity Holdings:     2,001
     Median Capitalization Size:    $556 Million
     Average Price-to-book Ratio:   2.28x
     Dividend Yield:                1.12%


[LINE CHART]

              Comparison of Change in Value of $10,000 Investment

Summit Russell 2000 Small Cap Index Portfolio - Total Return

        1-Year          3 -Year           Since Inception
         8.83%           12.07%                6.19%

Past performance is not predictive of future results.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Separate account expenses are not included.

                         Russell 2000 SC Index Portfolio

              Summit Russell 2000
                   Small Cap
                Index Portfolio      Russell 2000 Index
 3/31/2000          $ 10,000               $ 10,000
 4/30/2000          $ 10,440               $ 10,456
 5/31/2000          $  9,850               $  9,846
 6/30/2000          $ 10,650               $ 10,707
 7/31/2000          $ 10,330               $ 10,372
 8/31/2000          $ 11,101               $ 11,158
 9/30/2000          $ 10,770               $ 10,828
10/31/2000          $ 10,299               $ 10,345
11/30/2000          $  9,265               $  9,283
12/31/2000          $ 10,039               $ 10,086
 1/31/2001          $ 10,562               $ 10,610
 2/28/2001          $  9,886               $  9,915
 3/31/2001          $  9,412               $  9,430
 4/30/2001          $ 10,128               $ 10,168
 5/31/2001          $ 10,369               $ 10,418
 6/30/2001          $ 10,718               $ 10,777
 7/31/2001          $ 10,105               $ 10,194
 8/31/2001          $  9,767               $  9,865
 9/30/2001          $  8,437               $  8,537
10/31/2001          $  8,933               $  9,036
11/30/2001          $  9,610               $  9,736
12/31/2001          $ 10,193               $ 10,337
 1/31/2002          $ 10,087               $ 10,229
 2/28/2002          $  9,812               $  9,949
 3/31/2002          $ 10,590               $ 10,748
 4/30/2002          $ 10,689               $ 10,846
 5/31/2002          $ 10,209               $ 10,364
 6/30/2002          $  9,697               $  9,850
 7/31/2002          $  8,218               $  8,363
 8/31/2002          $  8,188               $  8,342
 9/30/2002          $  7,597               $  7,743
10/31/2002          $  7,826               $  7,991
11/30/2002          $  8,523               $  8,704
12/31/2002          $  8,047               $  8,219
 1/31/2003          $  7,818               $  7,992
 2/28/2003          $  7,580               $  7,750
 3/31/2003          $  7,673               $  7,850
 4/30/2003          $  8,399               $  8,594
 5/31/2003          $  9,299               $  9,517
 6/30/2003          $  9,478               $  9,689
 7/31/2003          $ 10,060               $ 10,295
 8/31/2003          $ 10,508               $ 10,767
 9/30/2003          $ 10,302               $ 10,568
10/31/2003          $ 11,163               $ 11,455
11/30/2003          $ 11,546               $ 11,862
12/31/2003          $ 11,766               $ 12,103
 1/31/2004          $ 12,264               $ 12,628
 2/29/2004          $ 12,376               $ 12,742
 3/31/2004          $ 12,491               $ 12,860
 4/30/2004          $ 11,856               $ 12,204
 5/31/2004          $ 12,038               $ 12,399
 6/30/2004          $ 12,541               $ 12,920
 7/31/2004          $ 11,689               $ 12,051
 8/31/2004          $ 11,626               $ 11,989
 9/30/2004          $ 12,166               $ 12,552
10/31/2004          $ 12,398               $ 12,799
11/30/2004          $ 13,464               $ 13,909
12/31/2004          $ 13,849               $ 14,320
 1/31/2005          $ 13,266               $ 13,723
 2/28/2005          $ 13,496               $ 13,955
 3/31/2005          $ 13,107               $ 13,556
 4/30/2005          $ 12,348               $ 12,779
 5/31/2005          $ 13,155               $ 13,616
 6/30/2005          $ 13,648               $ 14,142

                 TOP 10 EQUITY HOLDINGS
                                    (% of net assets)
     iShare Russell 2000 Index Fund       0.83%
     Cimarex Energy Co.                   0.26%
     Amylin Pharmaceuticals Inc.          0.18%
     Cal Dive International Inc.          0.17%
     Gaylord Entertainment Co.            0.15%
     Hughes Supply Inc.                   0.15%
     Aeropostale Inc.                     0.15%
     Valassis Communication               0.15%
     BancorpSouth Inc.                    0.15%
     Acxiom Corp.                         0.15%


                  SECTOR ALLOCATIONS

Materials                             8.5%
Capital Goods                        10.5%
Consumer Cyclical                    18.2%
Consumer Staples                      1.9%
Energy                                4.8%
Financial                            22.3%
Technology                           12.5%
Health Care                          11.3%
Utilities                             3.6%
Short-Term, Futures, & Other          6.4%

The Russell 2000 Index is a trademark/service mark of the Frank Russell
Company.
Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the
Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL HIGHLIGHTS                      RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO

FINANCIAL HIGHLIGHTS
Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the
1-for-5 reverse stock split on February 15, 2002.

                                            SIX MONTHS
PERIOD FROM
                                          ENDED JUNE 30,
APRIL 27, 2000(1)
                                            (UNAUDITED)
YEAR ENDED DECEMBER 31,               TO DECEMBER 31,
                                          -----------------------------------
---------------------------------------------------
                                               2005          2004
2003          2002          2001          2000
                                          -----------------------------------
---------------------------------------------------
Net asset value, beginning of period          $ 63.92       $ 54.40       $
37.52       $ 48.10       $ 49.95        $ 50.00
                                              -------       -------       ---
----       -------       -------        -------
Investment Activities:
  Net investment income / (loss)                 0.18          0.31(4)
0.22          0.29          0.40           0.40
  Net realized and unrealized gains / (losses)  (1.14)         9.32
16.95        (10.31)         0.35          (0.20)
                                              -------       -------       ---
----       -------       -------        -------
Total from Investment Activities                (0.96)         9.63
17.17        (10.02)         0.75           0.20
                                              -------       -------       ---
----       -------       -------        -------

DISTRIBUTIONS:
  Net investment income                         (0.31)        (0.11)
(0.29)        (0.09)        (0.45)         (0.25)
  Net realized gains                            (0.63)           --
--         (0.47)        (2.15)            --
                                              -------       -------       ---
----       -------       -------        -------
Total Distributions                             (0.94)        (0.11)
(0.29)        (0.56)        (2.60)        (0.25)
                                              -------       -------       ---
----       -------       -------        -------
Net asset value, end of period                $ 62.02       $ 63.92       $
54.40       $ 37.52       $ 48.10        $ 49.95
                                              =======       =======
=======       =======       =======        =======
Total return                                    -1.45%        17.72%
46.19%       -21.05%         1.54%          0.39%


RATIOS / SUPPLEMENTAL DATA:
Ratio of expenses to average
   net assets - net (2)                          0.71%(3)      0.75%
0.75%         0.75%         0.75%          0.74%(3)
Ratio of expenses to average
   net assets - gross                            0.71%(3)      0.76%
1.12%         1.33%         1.10%          1.35%(3)
Ratio of net investment income / (loss)
   to average net assets                         0.62%(3)      0.60%
0.57%         0.65%         0.90%          1.11%(3)
Portfolio turnover rate                         42.82%(3)     27.27%
23.87%        30.78%        32.70%         82.19%(3)
Net assets, end of period (000's)             $68,313       $68,770
$25,794       $13,863       $21,503        $16,105

(1)  Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3)  Annualized.
(4)  Per share amounts are based on average shares outstanding.


The accompanying notes are an integral part of the financial statements.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE
SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                   SCHEDULE OF
INVESTMENTS


JUNE 30, 2005 (UNAUDITED)
                                            SHARES        VALUE
---------------------------------------------------------------
COMMON STOCKS - 94.07%
CAPITAL GOODS - 10.47%
   A O Smith Corp.                             929     $ 24,814
   AAR Corp.*                                1,804       28,341
   ABX Air Inc.*                             3,240       26,406
   Accuride Corp.*                             610        6,484
   Actuant Corp.*                            1,488       71,335
   Ade Corp*                                   554       15,540
   Advanced Energy Industries Inc.*          1,176        9,242
   Aftermarket Technology Corp.*             1,191       20,759
   AGCO Corp.*                               5,020       95,982
   Airtran Holdings Inc.*                    4,813       44,424
   Alamo Group Inc.                            340        6,347
   Alaska Air Group*                         1,510       44,923
   America West Holding Corp.*               1,974       11,844
   American Axle & Manufacturing
     Holdings Inc.                           2,380       60,143
   American Ecology Corp.                      670       11,993
   American Superconductor Corp.*            1,774       16,232
   Applied Films Corp.*                        830       21,248
   Applied Industrial                        1,671       53,957
   Applied Signal Technolgy                    633       12,052
   Arctic Cat Inc.                             749       15,377
   Argon St Inc.*                              490       17,395
   Arkansas Best Corp.                       1,410       44,852
   Arris Group Inc.*                         4,892       42,609
   Artesyn Technologies Inc.*                2,085       18,140
   Arvinmeritor Inc.                         3,883       69,079
   Astec Industries Inc*                       878       20,361
   A.S.V. Inc.*                                487       19,743
   Asyst Technologies Inc.*                  2,643       11,788
   ATMI Inc.*                                2,060       59,761
   Audiovox Corp*                              949       14,710
   August Technology Corp.*                  1,007       11,732
   Aviall Inc.*                              1,863       58,852
   Axcelis Technologies Inc.*                5,542       38,017
   Badger Meter Inc.                           310       12,803
   Baldor Electric Co.                       1,850       44,992
   Bandag, Inc.                                626       28,827
   Be Aerospace Inc.*                        3,193       49,906
   Belden CDT Inc.                           2,616       55,459
   Blount International Inc.*                1,653       27,589
   Briggs & Stratton                         2,870       99,359
   Brooks Automation Inc.*                   2,508       37,243
   Bucyrus International Inc.                1,130       42,917
   C&D Technologies Inc                      1,407       12,930
   Cascade Corp.                               676       29,237
   C-COR Inc.*                               2,646       18,125
   Champion Enterprises  Inc.*               4,208       41,828
   China Energy Savings Technology Inc.*        70          697
   Coachmen Industries Inc.                    786        9,849
   Cognex Corp.                              2,305       60,368
   Cohu Inc.                                 1,210       24,261
   Color Kinetics Inc.*                        720        7,661
   Commercial Vehicle Group Inc.*              690       12,248
   Comstock Homebuilding Co Inc.*              230        5,571
   Continental Airlines Inc.*                3,677       48,831
   Cooper Tire & Rubber                      3,553       65,979
   Covenant Transport Inc.*                    465        6,138
   Crane Company                             2,880       75,744


                                            SHARES        VALUE
---------------------------------------------------------------
CAPITAL GOODS - 10.47% (Continued)
   Credence Systems*                         4,566     $ 41,322
   CTS Corp.                                 2,034       24,998
   Cuno Inc.*                                  955       68,225
   Curtiss-Wright Corp.                      1,206       65,064
   Cymer Inc.*                               2,010       52,964
   Darling International Inc.*               3,544       13,290
   Delta Air Lines*                          6,973       26,218
   Dionex Corp.*                             1,129       49,236
   Duratek Inc.*                               772       17,895
   Dynamex Inc.*                               640       10,906
   EGL Inc.*                                 2,347       47,691
   Electro Scientific Industries*            1,587       28,376
   Emcore Corp.*                             2,060        8,508
   Engineered Support Systems Inc.           2,304       82,552
   Enpro Industries Inc.*                    1,163       33,576
   Entegris Inc.*                            3,336       33,026
   ESCO Technologies Inc.*                     706       71,165
   Esterline Technologies Corp.*             1,396       55,952
   Expressjet Holdings Inc.*                 2,436       20,730
   Faro Technologies Inc.*                     632       17,228
   Federal Signal Corp.                      2,693       42,011
   FEI Co.*                                  1,335       30,451
   Flanders Corp.*                             733        6,597
   Fleetwood Enterprises Inc.*               3,091       31,374
   Florida East Coast Ind Inc.               1,805       78,157
   Flowserve Corporation*                    3,063       92,686
   Forward Air Corp.                         1,789       50,575
   Franklin Electric Co Inc.                 1,229       47,501
   Freightcar America Inc.*                    460        9,122
   Frontier Airlines Inc.*                   1,975       20,402
   Frozen Food Express Industries Inc.*        830        9,396
   Gardner Denver Inc.*                      1,392       48,831
   Gehl Co.*                                   380       14,797
   General Binding Corp.*                      342        7,497
   General Cable Corp.*                      2,202       32,656
   Genesee  & Wyoming Inc.*                  1,296       35,264
   Genlyte Group Inc.*                       1,328       64,727
   Gorman-Rupp Co.                             508       10,876
   Greenbrier Cos                              346        9,377
   GulfMark Offshore Inc.*                     825       22,531
   Hayes Lemmerz International*              2,110       15,023
   Headwaters Inc.*                          2,303       79,177
   Heartland Express Inc.                    2,520       48,964
   Heico Corp.                               1,197       28,022
   Helix Technology Corp.                    1,454       19,309
   Hub Group Inc.*                           1,088       27,254
   Imagistics International Inc.*              910       25,480
   Interdigital Communications*              2,961       51,818
   Intevac Inc.*                             1,134       11,873
   Itron Inc.*                               1,289       57,593
   JLG Industries Inc.                       2,842       78,098
   Kadant Inc.*                                777       17,040
   Kansas City Southern*                     4,552       91,859
   Keithley Instruments Inc.                   717       11,049
   Kennametal Inc.                           2,105       96,514
   Keystone Automotive Inds Inc.*              873       21,589
   Kimball International Inc.                1,241       16,381
   Kirby Corp.*                              1,212       54,661
   Knight Transportation Inc.                2,112       51,385

The accompanying notes are an integral part of the financial statements.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE
SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO

                                            SHARES        VALUE
---------------------------------------------------------------
CAPITAL GOODS - 10.47% (Continued)
   Knoll Inc.                                  610     $ 10,437
   Kulicke & Soffa Industries Inc.*          2,874       22,733
   Levitt Corp.                                910       27,227
   Lincoln Electric Holdings Inc.            2,035       67,460
   Lindsay Manufacturin                        654       15,421
   Littelfuse Inc.*                          1,242       34,590
   LTX Corp.*                                3,440       17,062
   M/I Homes Inc.                              693       37,491
   Mair Holdings Inc.*                         680        6,011
   Manitowoc Co.                             1,675       68,709
   Marine Products Corp.                       728       10,592
   Maritrans Inc.                              470       12,714
   Marten Transport Ltd*                       547       11,482
   MasTec Inc.*                              1,506       13,253
   Mattson Technology Inc.*                  2,363       16,919
   Measurement Specialties Inc.*               658       15,272
   Mesa Air Group Inc.*                      1,666       11,179
   Metrologic Instruments Inc.*                658        8,251
   Middleby Corp.*                             283       14,959
   Mine Safety Appliances Co.                1,606       74,197
   MKS Instruments Inc.*                     1,813       30,622
   Modine Manufacturing Co.                  1,930       62,841
   Monaco Coach Corp.                        1,443       24,805
   Moog Inc.*                                1,893       59,611
   MTC Technologies Inc.*                      558       20,551
   MTS Systems Corp.                         1,096       36,804
   Mykrolis Corp.*                           2,325       33,038
   Nacco Industries Inc.                       285       30,558
   Noble International Ltd.                    411        9,679
   Nordson Corporation                       1,546       52,997
   Northwest Airlines Corp.*                 4,845       22,093
   Odyssey Marine Exploration Inc.*          1,980        9,860
   Offshore Logistics Inc.*                  1,295       42,528
   Old Dominion Fght Lines Inc. Co.*         1,040       27,903
   Orbital Sciences Corp*                    3,082       30,512
   Orleans Homebuilders Inc.                   227        5,325
   Overnite Corp.                            1,483       63,739
   Pacer International Inc.*                 2,063       44,953
   Palm Harbor Homes Inc.*                     536       10,093
   Pam Transportation Services Inc.*           343        5,766
   Paxar Corp.*                              1,955       34,701
   Photon Dynamics Inc.*                       939       19,353
   Photronics Inc.*                          1,828       42,666
   Pinnacle Airlines Corp.*                  1,083        9,303
   Plantronics Inc.                          2,720       98,899
   Polycom Inc.*                             5,440       81,110
   Powell Inds Inc.*                           375        7,076
   Power-One Inc.*                           4,145       26,155
   Powerwave Technologies*                   5,534       56,557
   Preformed Line Products Inc.                140        5,712
   Presstek Inc.*                            1,622       18,361
   Quantum Fuel Sys Technologies*            2,510       12,550
   R&B Inc.*                                   550        7,722
   Railamerica Inc.*                         2,096       24,942
   Regal Beloit                              1,367       39,862
   Republic Airways Holdings Inc.*             681        9,840
   Robbins & Myers Inc.                        648       13,938
   Rofin-Sinar Technologies Inc.*              839       27,519
   Rudolph Technologies Inc.*                  721       10,332


                                            SHARES        VALUE
---------------------------------------------------------------
CAPITAL GOODS - 10.47% (Continued)
   Sauer-Danfoss Inc.                          565     $ 10,040
   SBA Communications Corp.*                 4,086       55,161
   Scs Transportation Inc.*                    846       15,059
   Seabulk International Inc.*                 333        7,076
   Semitool Inc.*                              920        8,777
   Skyline Corp.                               376       15,014
   Skywest Inc.                              3,202       58,212
   Sonic Solutions*                          1,351       25,129
   Spatialight Inc.*                         1,606        9,106
   SpectraLink Corp.                         1,064       11,193
   Standard Motor Products Inc.                826       10,903
   Standex International Corp.                 687       19,518
   Stewart & Stevenson Services Inc.         1,610       36,483
   Strattec Security Corp.*                    210       11,437
   Sun Hydraulics Corp.                        250        9,098
   Superior Industries International Inc.    1,236       29,293
   Symmetricom Inc.*                         2,554       26,485
   Taser International Inc.*                 3,416       34,297
   TBC Corp.*                                1,253       33,994
   Technical Olympic Usa Inc.                  830       20,152
   Technitrol Inc.                           2,247       31,750
   Tecumseh Products Co.                       919       25,217
   Teledyne Technologies Inc.*               1,845       60,110
   Tennant Co.                                 437       15,474
   Tenneco Automotive Inc.*                  2,428       40,402
   Terayon Communication Systems*            4,228       13,065
   Thomas Industries Inc.                      838       33,486
   Thor Industries                           1,920       60,346
   Titan International Inc.                    720       10,066
   Triumph Group Inc.*                         888       30,867
   U S Xpress Enterprises Inc.*                560        6,670
   Ultratech Inc.*                           1,327       24,284
   United Industrial Corp.                     574       20,515
   Universal Truckload Services*               310        5,236
   USA Truck Inc.*                             290        7,178
   Varian Semiconductor Equipment*           2,036       75,332
   Veeco Instruments Inc.*                   1,469       23,915
   Vicor Corp.                               1,068       14,525
   Viisage Technology Inc.*                  1,794        8,037
   Visteon Corp.                             7,130       42,994
   Wabash National Corp.                     1,725       41,797
   Wabtec Corp.                              2,604       55,934
   Watts Water Technologies Inc.             1,392       46,618
   WCI Communities Inc.*                     1,927       61,722
   Werner Enterprises                        2,834       55,660
   William Lyon Homes Inc.*                    139       13,483
   Winnebago Industries Inc.                 1,856       60,784
   Woodward Governor Co.                       547       45,964
   World Air Holdings Inc.*                  1,310       15,353
   X-Rite Inc.                               1,173       13,501
                                                      ---------
                                                      7,153,430
                                                      ---------
CONSUMER CYCLICALS - 18.24%
   1-800 Contacts Inc.*                        470        9,104
   1-800-Flowers.Com Inc.*                   1,407        9,905
   4 Kids Entertainment Inc.*                  742       14,751
   99(Cents) Only Stores*                    2,357       29,957
   A C Moore & Crafts Inc.*                    807       25,509
   Aaron Rents Inc.                          2,160       53,762
   ABM Industries Inc.                       2,191       42,725

The accompanying notes are an integral part of the financial statements.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE
SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                   SCHEDULE OF
INVESTMENTS


                                            SHARES        VALUE
---------------------------------------------------------------
CONSUMER CYCLICALS - 18.24% (Continued)
   Administaff Inc.                          1,090     $ 25,898
   Advisory Board Co.*                       1,064       51,858
   Advo Inc.                                 1,734       55,227
   Aeropostale Inc.*                         3,065      102,984
   AFC Enterprises Inc.*                     1,100       14,497
   Alderwoods Group Inc.*                    2,229       32,030
   Alliance Gaming Corp.*                    2,836       39,761
   Alloy Inc.*                               1,879        9,658
   Ambassadors Group Inc.                      468       17,405
   Amerco*                                     566       30,309
   American Woodmark Corp.                     630       18,906
   America's Car-Mart Inc.*                    499       11,232
   Ameristar Casinos Inc.                      682       17,793
   AMN Healthcare Services Inc.*               639        9,604
   Angelica Corp.                              506       12,402
   Aquantive Inc.*                           3,139       55,623
   Arbitron Inc.                             1,745       74,861
   Argosy Gaming Co.*                        1,641       76,487
   Asbury Automotive Group Inc.*               725       11,172
   Atari Inc.*                               2,701        7,509
   Autobytel Inc.*                           2,319       11,201
   Aztar Corp.*                              1,934       66,240
   Banta Corp.                               1,380       62,597
   Bassett Furniture Ind Inc.                  578       10,901
   Beasley Broadcast Group Inc.*               411        5,955
   Big 5 Sporting Goods Corp.                1,131       32,098
   Big Lots, Inc.*                           6,310       83,543
   BJ's Restaurants Inc.*                      801       16,291
   Blair Corp.                                 455       17,973
   Blockbuster Inc.                         10,570       96,398
   Blue Nile Inc.*                             826       27,002
   Blyth Inc.                                1,475       41,374
   Bob Evans Farms                           1,959       45,684
   Bombay Co Inc.*                           2,006       11,434
   Bon-Ton Stores Inc.                         360        6,966
   Bowne & Company Inc.                      1,897       27,431
   Bright Horizons Family*                   1,498       60,999
   Brightpoint Inc.*                         1,008       22,368
   Brookstone Inc.*                          1,127       21,278
   Brown Shoe Co. Inc.                       1,015       39,737
   Buckle  Inc.                                426       18,889
   Buffalo Wild Wings Inc.*                    387       12,074
   Build-A-Bear Workshop Inc.*                 530       12,429
   Burlington Coat Factory                     926       39,485
   Cabelas Inc.*                             1,710       36,526
   Cache Inc.*                                 683       11,351
   California Pizza Kitchen Inc.*            1,069       29,152
   Callaway Golf Co.                         4,242       65,454
   Carmike Cinemas Inc.                        680       20,862
   Carter Holdings*                          1,024       59,781
   Casella Waste Systems Inc.*               1,076       12,911
   Casual Male Retail Group*                 1,448       10,585
   Catalina Marketing Corp.                  2,903       73,765
   Cato Corp.                                1,692       34,940
   CDI Corp.                                   693       15,191
   CEC Entertainment Inc.*                   1,951       82,118
   Central Euro Distribution Corp.*            760       28,371
   Central Garden & Pet Co.*                 1,070       52,558
   Central Parking Corp.                     1,116       15,345


                                            SHARES        VALUE
---------------------------------------------------------------
CONSUMER CYCLICALS - 18.24% (Continued)
   Century Business Services Inc.*           3,380     $ 13,689
   Cenveo Inc.*                              2,730       20,639
   Changs (PF) China Bistro Inc.*            1,456       85,875
   Charles & Colvard Ltd                       683       16,755
   Charlotte Russe Holding Inc.*               826       10,292
   Charming Shoppes Inc.*                    6,608       61,653
   Charter Communications Inc.*             15,314       18,071
   Chemed Corp.                              1,406       57,477
   Cherokee Inc.                               394       13,640
   Childrens Place Retail Stores*            1,164       54,324
   Christopher & Banks Corp.                 1,982       36,191
   Churchill Downs Inc.                        429       18,228
   Citadel Broadcasting Co.*                 2,440       27,938
   Citi Trends Inc.*                           220        3,977
   CKE Restaurants Inc.                      3,282       45,685
   Clark Inc.                                  902       12,925
   CMGI Inc.*                               26,679       50,423
   CNET Networks Inc.*                       7,179       84,281
   CNS Inc.                                    790       18,052
   Cogent Inc.*                              1,250       35,688
   Coinstar Inc.*                            1,413       32,061
   Coldwater Creek Inc.*                     1,974       49,172
   Conns Inc.*                                 262        6,411
   Consolidated Graphics Inc.*                 629       25,644
   Corinthian Colleges*                      5,050       64,489
   Corrections Corp Of America*              2,175       85,369
   Cost Plus Inc.*                           1,221       30,452
   CoStar Group Inc.*                          908       39,589
   Courier Corp.                               555       21,318
   Cox Radio Inc.*                           2,130       33,548
   CRA International Inc.*                     561       30,210
   Cross Country Healthcare Inc.*            1,789       30,413
   Crown Media Holdings Inc.*                  809        7,629
   CSK Auto Corp. Com*                       2,499       41,683
   CSS Industries Inc.                         323       10,930
   Cumulus Media Inc.*                       3,162       37,248
   Dave & Busters Inc.*                        780       14,383
   Deb Shops Inc.                              242        7,011
   Deckers Outdoor Corp.*                      568       13,973
   Dennys Corp.*                             5,040       25,200
   Design Within Reach Inc.*                   660       11,946
   DeVRY Inc.*                               3,230       64,277
   Diamond Cluster International Inc.*       1,625       18,363
   Dollar Thrifty Automotive*                1,398       53,096
   Dominos Pizza Inc.                        1,770       39,400
   Doubleclick Inc.*                         6,994       58,680
   Dover Downs Gaming and Entertainment        530        7,028
   Dover Motorsports Inc.                      955        5,730
   Dress Barn Inc*                           1,191       26,952
   drugstore.com Inc.*                       3,812       15,896
   DTS Inc.*                                   958       17,081
   Earthlink Inc.*                           7,043       60,992
   Educate Inc.*                             1,020       14,433
   Electronics Boutique Holdings*              647       41,078
   Elizabeth Arden Inc.*                     1,411       33,003
   Emmis Communications*                     2,749       48,575
   Entercom Communications*                  2,000       66,580
   Entravision Communications*               4,248       33,092
   Escalade Inc.                               440        6,085


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO

                                            SHARES        VALUE
---------------------------------------------------------------
CONSUMER CYCLICALS - 18.24% (Continued)
   Ethan Allen Interiors Inc.                1,941     $ 65,043
   Exponent Inc.*                              444       12,690
   Finish Line Inc.                          2,330       44,084
   First Advantage Corp.*                      191        4,452
   Fisher Companies Inc.*                      370       17,497
   Forrester Research Inc.*                    723       12,891
   Fossil Inc.*                              2,690       61,063
   Freds Inc.                                2,213       36,692
   FTD Group Inc.*                             740        8,399
   FTI Consulting Inc.*                      2,393       50,014
   Furniture Brands International            2,720       58,779
   G & K Services Inc.                       1,081       40,786
   Gamestop Corp.*                           2,510       75,049
   Gaylord Entertainment Co.*                2,232      103,766
   Gemstar-TV Guide International Inc.*     13,680       49,111
   Genesco Inc.*                             1,248       46,288
   Gevity Hr Inc.                            1,537       30,786
   Global Imaging Sys Inc.*                  1,305       41,577
   Goody's Family Clothing Inc.              1,053        7,766
   Gray Television Inc.                      2,413       29,101
   Great Wolf Resorts Inc.*                  1,420       29,025
   Greenfield Online*                          920       11,178
   Group 1 Automotive Inc.*                  1,167       28,055
   GSI Commerce Inc.*                        1,720       28,810
   Guess? Inc.*                                898       14,889
   Guitar Center Management*                 1,441       84,111
   Gymboree Corp.*                           1,735       23,700
   Handleman Co.                             1,216       20,076
   Harris Interactive Inc.*                  2,838       13,821
   Hartmarx Corp.*                           1,444       14,541
   Haverty Furniture Cos Inc.                1,079       15,948
   Heidrick & Struggles International Inc.*  1,084       28,271
   Hibbett Sporting Goods Inc.*              1,262       47,754
   Hollinger International Inc.              3,267       32,703
   Hooker Furniture Corp.                      578       10,098
   Hot Topic Inc.*                           2,479       47,398
   Hudson Highland Group Inc.*               1,150       17,929
   IHOP Corp.                                1,118       48,510
   Ikon Office Solutions Inc.                6,410       60,959
   Infospace Inc.*                           1,846       60,789
   InfoUSA Inc.*                             1,810       21,177
   Insight Communications Co Inc.*           2,785       30,774
   Insight Enterprises Inc.*                 2,686       54,203
   Inter Parfums Inc.                          244        4,731
   Intermix Media Inc.*                      1,490       12,471
   Ipass Inc.*                               2,987       18,101
   Isle Of Capri Casinos Inc.*                 784       20,541
   Ivillage Inc.*                            2,629       15,721
   J. Jill Group Plc*                        1,117       15,359
   Jack In The Box Inc.*                     2,026       76,826
   Jackson Hewitt Tax Service Inc.           2,090       49,408
   JAKKS Pacific Inc.*                       1,393       26,760
   Jamdat Mobile Inc.*                         660       18,269
   Jarden Corp.*                             1,630       87,890
   Jo-Ann Stores Inc.*                       1,275       33,647
   Jorgensen Earle M Co.*                    1,010        8,131
   Jos A Bank Clothiers Inc.*                  753       32,605
   Journal Communications Inc.               1,554       26,107
   Journal Register Co.*                     2,310       40,448


                                            SHARES        VALUE
---------------------------------------------------------------
CONSUMER CYCLICALS - 18.24% (Continued)
   K-Swiss Inc.                              1,381     $ 44,662
   K2 Inc.*                                  2,636       33,424
   Kellwood Co.                              1,538       41,372
   Kelly Services                            1,019       29,184
   Kenneth Cole Productions Inc.               505       15,716
   Kforce Inc.*                              1,793       15,169
   Korn/Ferry International*                 1,893       33,601
   Krispy Kreme Doughnuts*                   3,076       21,409
   Labor Ready Inc.*                         2,371       55,268
   Lakes Entertainment Inc.*                   850       13,090
   Landrys Restaurants Inc.                    914       27,502
   Lawson Products                             256        9,938
   La-Z Boy Inc.                             2,896       42,195
   Leapfrog Enterprises Inc.*                1,794       20,272
   Learning Tree International Inc.*           500        6,010
   LECG Corporation*                           821       17,454
   Libbey Inc.                                 773       12,221
   Liberty Corp.(The)                          860       31,657
   Life Time Fitness Inc.*                   1,300       42,653
   Lifeline Systems Inc.*                      678       21,777
   Lifetime Hoan Corp.*                        403        7,871
   LIN TV Corp.*                             1,512       21,002
   Linens' N Things Inc.*                    2,495       59,032
   Lithia Motors Inc.                          855       24,667
   LKQ Corp.*                                  782       21,230
   Lo Jack Corp.*                              940       16,506
   Lodgenet Entertainment Corp.*               903       14,981
   Lodgian Inc.*                             1,360       13,967
   Lone Star Steakhouse Saloon                 989       30,075
   Luby's Inc.*                              1,260       15,057
   Madden Steven Ltd.*                         726       12,894
   Magna Entertainment Corp.*                2,088       11,776
   Majesco Holdings Inc.*                      900        5,886
   Mannatech Inc.                              881       16,757
   Manning Greg Auctions Inc.*                 333        3,979
   Marchex Inc.*                             1,104       16,604
   Marcus Corp.Cil                           1,130       23,979
   Marinemax Inc.*                             748       23,375
   Martha Stewart Living*                    1,248       36,417
   Matthews International Corp.              1,781       69,388
   Maximus Inc.                              1,064       37,549
   Maytag Corp.                              4,430       69,374
   McCormick & Schmick's Seafood*              420        6,632
   Media General                             1,190       77,064
   Midas Group Inc.*                           887       20,401
   Midway Games Inc.*                          992       10,872
   Mikohn Gaming Corp*                       1,270       18,701
   Monarch Casino & Resort Inc.*               510       11,240
   Monro Muffler Brake Inc.*                   580       17,116
   Movado Group Inc.                         1,014       19,144
   Movie Gallery Inc.                        1,389       36,711
   MPS Group, Inc.*                          5,769       54,344
   MTR Gaming Group Inc.*                    1,302       15,155
   Multimedia Games Inc.*                    1,525       16,790
   National Presto Industries Inc.             265       11,679
   Nautilus Group Inc.                       1,855       52,868
   Navarre Corp.*                            1,422       11,369
   Navigant Consulting Co.*                  2,727       48,159
   Navigant International Inc.*                864       12,692


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                   SCHEDULE OF
INVESTMENTS

                                            SHARES        VALUE
---------------------------------------------------------------
CONSUMER CYCLICALS - 18.24% (Continued)
   Nelson Thomas Inc.                          634     $ 13,796
   Netflix Inc.*                             2,030       33,312
   NetRatings Inc.*                            781       10,622
   New York & Co Inc.*                         720       15,163
   NIC Inc.*                                 1,876        8,667
   Nu Skin Enterprises Inc.                  3,124       72,789
   Nutri/System Inc.*                        1,230       18,155
   Oakley Inc.                               1,350       22,991
   O'Charleys Inc.*                          1,228       21,686
   Oshkosh B'Gosh Inc.                         438       11,384
   Outdoor Channel Holdings Inc.*              320        4,403
   Overstock.Com Inc.*                         628       22,357
   Oxford Industries Inc.                      773       33,278
   Pacific Sunwear of California*            4,190       96,328
   Pantry Inc.*                                946       36,639
   Papa Johns International Inc.*              607       24,262
   Parlux Fragrances Inc.*                     350        9,685
   Party City Corp.*                           656        7,872
   Payless Shoesource*                       3,723       71,482
   Pegasus Solutions Inc.*                   1,144       12,756
   Pep Boys Manny Moe & Jack                 3,075       41,636
   Perry Ellis International*                  533       12,467
   Petco Animal Supplies Inc.*               3,200       93,824
   PHH Corporation*                          2,920       75,102
   Phillips-Van Heusen Corp.                 1,476       48,250
   Pier 1 Imports                            4,780       67,828
   Pinnacle Entertainment Inc.*              2,245       43,912
   Playboy Enterprises Inc.*                 1,140       14,752
   Playtex Products Inc.*                    2,256       24,275
   Prepaid Legal Services Inc.                 546       24,378
   Prestige Brands Holdings Inc.*            1,550       30,225
   Priceline.Com Inc.*                       1,386       32,335
   PRIMEDIA Inc.*                            8,281       33,537
   ProQuest Co.*                             1,409       46,201
   Providence Service Corp.*                   520       12,912
   Radio One Inc.*                           4,650       59,381
   Rare Hospitality International Inc.*      1,905       58,045
   RC2 Corp.*                                  992       37,269
   Reader's Digest Association               5,520       91,080
   Red Robin Gourmet Burgers*                  785       48,654
   Regent Communications Inc.*               2,130       12,503
   Regis Corp.                               2,500       97,700
   Renaissance Learning Inc.                   417        8,465
   Rent Way Inc.*                            1,459       14,357
   Resources Connection Inc.*                2,646       61,467
   Restoration Hardware Inc.*                1,473       12,049
   Retail Ventures Inc.*                       921       12,562
   Revlon Inc.*                              8,031       24,655
   Riviera Holdings Ltd.*                      470       10,646
   Rollins, Inc.                             1,600       32,064
   Ruby Tuesday, Inc.                        3,580       92,722
   Rush Enterprises Inc.*                    1,100       14,751
   Russ Berrie & Co Inc.                       658        8,429
   Russell Corp.                             1,823       37,280
   Ryan's Restaurant Group Inc.*             2,326       32,587
   Saga Communications Inc.*                   943       13,202
   Salem Communications Corp.*                 661       13,114
   Schawk Inc.                                 694       17,350
   Scholastic Corp.*                         1,826       70,392


                                            SHARES        VALUE
---------------------------------------------------------------
CONSUMER CYCLICALS - 18.24% (Continued)
   School Specialty Inc.*                    1,262     $ 58,683
   Select Comfort Corp.*                     2,001       42,881
   Sharper Image Corp.*                        652        8,300
   Shoe Carnival Inc.*                         415        9,030
   Shopko Stores Inc.*                       1,653       40,184
   Shuffle Master Inc.*                      1,986       55,668
   Sinclair Broadcast Group Inc.             2,448       22,228
   Sirva Inc.*                               1,300       11,063
   Six Flags Inc.*                           5,169       24,036
   Skechers USA Inc.*                        1,246       17,768
   Sohu.Com Inc.*                            1,373       30,096
   Sonic Automatic Inc.                      1,626       34,569
   Source Interlink Cos Inc.*                1,837       22,724
   SourceCorp.*                                871       17,263
   Spanish Broadcasting Systems Inc.*        2,140       21,379
   Speedway Motorsports Inc.                   853       31,186
   Spherion Corp.*                           3,393       22,394
   Sports Authority Inc.(The)*               1,433       45,569
   Stage Stores Inc.*                        1,019       44,428
   Stamps.Com Inc.*                            897       16,819
   Stanley Furniture Co Inc.                   724       17,781
   Startek Inc.                                618       10,148
   Steak N Shake Co.*                        1,549       28,842
   Stein Mart Inc.                           1,432       31,504
   Steinway Musical Intruments Inc.*           391       11,480
   Stewart Enterprises Inc.                  5,918       38,704
   Strayer Education Inc.                      817       70,474
   Stride Rite Corp.                         2,010       27,718
   Sturm Ruger & Co Inc.                     1,176        9,843
   Syms Corp.                                  360        5,288
   Systemax Inc.*                              533        3,582
   Talbots Inc.                              1,270       41,237
   Teletech Hldgs Inc.*                      1,985       16,178
   Tetra Tech Inc.*                          2,929       39,629
   Texas Roadhouse Inc.*                     1,170       40,658
   THQ Inc.*                                 2,178       63,750
   TiVo Inc.*                                3,163       21,129
   Too Inc.*                                 1,898       44,356
   Topps Co Inc. (The)                       1,971       19,769
   Tractor Supply Co.*                       1,824       89,558
   Trans World Entertainment*                1,073       12,694
   Travelzoo Inc.*                             191        6,271
   Triarc Companies Inc.                     2,124       31,563
   TRM Corp.*                                  600       10,092
   Tuesday Morning Corp.                     1,434       45,200
   Tupperware Corp.                          2,954       69,035
   Tupperware Corp.                            710       12,723
   Unifirst Corp.                              512       20,756
   United Auto Group Inc.                    1,490       44,402
   United Natural Foods Inc.*                2,268       68,879
   United Online Inc.                        3,410       37,033
   United Stationers Inc.*                   1,848       90,737
   Universal Electronics Inc.*                 754       12,509
   Universal Technical Institute*            1,188       39,442
   Usana Inc.*                                 569       24,069
   Vail Resorts Inc.*                        1,705       47,911
   Valassis Communication*                   2,771      102,666
   ValueClick Inc.*                          4,609       56,829
   Valuevision Media Inc.*                   1,518       18,231


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO


                                            SHARES        VALUE
---------------------------------------------------------------
CONSUMER CYCLICALS - 18.24% (Continued)
   Ventiv Health Inc.*                       1,484     $ 28,612
   Vertrue Inc.*                               427       16,636
   Viad Corp.                                1,240       35,142
   Volt Information Sciences Inc.*             443       10,512
   Wackenhut Corrections Corp.*                533       13,352
   Warnaco Group Inc.*                       2,567       59,683
   Waste Connections Inc.*                   2,599       96,917
   Waste Industries USA Inc.                   330        4,666
   Waste Services Inc.*                      3,540       13,594
   Water Pik Technologies Inc.*                678       12,916
   Watson Wyatt & Co. Holdings               1,812       46,442
   Websidestory Inc.*                          500        7,330
   Wesco International Inc.*                 1,776       55,731
   West Marine Inc.*                           761       13,744
   Wet Seal Inc.*                            2,380       16,148
   Weyco Group Inc.                            324        6,384
   Wilsons The Leather Experts*              1,050        6,972
   Wireless Facilities Inc.*                 3,124       19,775
   WMS Industries Inc.*                      1,184       39,960
   Wolverine World Wide Inc.                 3,229       77,528
   World Fuel Services Corp.                 1,272       29,778
   World Wrestling Entertainment             1,137       12,985
   WPT Enterprises Inc.*                       320        6,237
   Yankee Candle Co. Inc.                    2,516       80,764
   Zale Corp.*                               2,810       89,049
   Zumiez Inc.*                                170        4,956
                                                     ----------
                                                     12,465,190
                                                     ----------
CONSUMER STAPLES - 1.85%
   Alliance One Internation Inc.             4,807       28,890
   American Italian Pasta Co.                1,028       21,609
   Arden Group Inc.                             73        5,787
   Boston Beer Inc.*                           541       12,140
   Casey's General Stores Inc.               2,791       55,318
   Chiquita Brands International Inc.        2,307       63,350
   Coca-Cola Bottling Co.                      257       12,989
   Farmer Bros Co.                             371        8,258
   Flowers Foods Inc.                        1,855       65,593
   Great Atlantic & Pacific Tea*               973       28,275
   Green Mountain Coffee Roaster*              250        8,483
   Hain Celestial Group Inc.*                1,622       31,629
   Hansen Natural Corp.*                       424       35,921
   Ingles Markets Inc.                         623        8,579
   J & J Snack Foods Corp.                     346       18,113
   Lance Inc.                                1,660       28,569
   Longs Drug Stores Corp.                   1,708       73,529
   M & F Worldwide Corp.*                      601        8,029
   Maui Land & Pineapple Co. Inc.*             188        7,159
   Nash Finch Co.                              712       26,159
   National Beverage Corp.*                    416        3,320
   Natures Sunshine Prods Inc.                 621       10,830
   NBTY Inc.*                                3,090       80,155
   Pathmark Stores Inc.*                     1,670       14,629
   Peet's Coffee & Tea Inc.*                   753       24,879
   Performance Food Group Co.*               2,611       78,878
   Provide Commerce Inc.*                      448        9,672
   RalCorp Holdings Inc.                     1,646       67,733
   Ruddick Corp.                             1,895       48,379
   Sanderson Farms Inc.                        998       45,349
   Sanfilippo (John B) & Son Inc.*             439       10,123

                                            SHARES        VALUE
---------------------------------------------------------------
CONSUMER STAPLES - 1.85%(Continued)
   Schweitzer-Mauduit International Inc.       844     $ 26,274
   Seaboard Corp.                               18       29,952
   Sensient Technologies                     2,613       53,854
   Smart & Final Inc.*                         742        9,090
   Spartan Stores Inc.*                      1,150       16,871
   Star Scientific Inc.*                     2,009        8,980
   Tiens Biotech Group Inc.*                   230        1,474
   Tootsie Roll Industries Inc.              1,390       40,658
   Universal Corp.                           1,423       62,299
   Vector Group Ltd.                         1,386       25,738
   Weis Markets Inc.                           796       30,877
   Wild Oats Markets Inc.*                   1,584       18,137
                                                     ----------
                                                      1,266,530
                                                     ----------
ENERGY - 4.83%
   Alpha Natural Resources Inc.*             1,640       39,163
   Atlas America Inc.*                         140        5,207
   ATP Oil & Gas Corp.*                      1,010       23,634
   Atwood Oceanics Inc.*                       737       45,370
   Berry Petroleum Co.                         955       50,500
   Bill Barrett Corp.*                         730       21,592
   Bois D'Arc Energy Inc.*                     750       11,063
   Brigham Exploration Co.*                  1,419       12,955
   Cabot Oil & Gas Corp.                     2,727       94,627
   Cal Dive International Inc.*              2,156      112,910
   Callon Petroleum Co.*                       697       10,302
   Calpine Corp.*                           29,808      101,347
   Carbo Ceramics Inc.                         723       57,088
   Carrizo Oil & Gas Inc.*                   1,040       17,742
   Cheniere Energy Inc.*                     2,662       82,788
   Cimarex Energy Co.*                       4,517      175,756
   Clayton Williams Energy Inc.*               311        9,327
   Comstock Resources Inc.*                  2,271       57,434
   Crosstex Energy Inc.                        344       16,615
   Delta Petroleum Corp.*                    1,699       23,990
   Dril-Quip Inc.*                             390       11,314
   Edge Petroleum Corp.*                       956       14,933
   Encore Acquisition Co.*                   1,830       75,030
   Endeavor International Corp.*             3,120       11,326
   Energy Partners Ltd.*                     1,861       48,777
   Evergreen Solar Inc.*                     2,190       14,082
   Foundation Coal Holdings Inc.             1,320       34,241
   Frontier Oil Corp.                        3,032       88,988
   Fuelcell Energy Inc.*                     2,675       27,312
   FX Energy Inc.*                           1,926       21,244
   Gasco Energy Inc.*                        3,570       13,208
   Giant Industries Inc.*                      745       26,820
   Global Industries Ltd.*                   4,612       39,202
   Global Power Equipment Group*             1,986       15,789
   Goodrich Petroleum Corp.*                   570       11,731
   Grey Wolf Inc.*                          10,600       78,546
   Gulf Island Fabrication Inc.                518       10,298
   Hanover Compressor*                       4,342       49,976
   Harvest Natural Resources Inc.*           2,087       22,811
   Holly Corp.                               1,222       57,031
   Hornbeck Offshore Services Inc.*            797       21,591
   Houston Exploration Co.*                  1,589       84,296
   Hydril Co.*                               1,052       57,176
   Input/Output Inc.*                        3,872       24,316
   James River Coal Co.*                       730       25,295

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                   SCHEDULE OF
INVESTMENTS


                                            SHARES        VALUE
---------------------------------------------------------------
ENERGY - 4.83% (Continued)
   KCS Energy Inc.*                          2,763     $ 47,993
   KFX Inc.*                                 3,253       46,485
   Lufkin Industries Inc.                      786       28,280
   Markwest Hydrocarbon Inc.                   310        7,192
   McMorRan Exploration Co.*                 1,151       22,456
   Meridian Resource Corp.*                  4,856       23,212
   Mission Resources Corp.*                  2,309       18,634
   Newpark Resources Inc.*                   4,687       35,152
   Oceaneering International Inc.*           1,443       55,772
   Oil States International Inc.*            2,267       57,060
   Ormat Technologies Inc.                     400        7,640
   Pacific Ethanol Inc.*                       170        1,695
   Parallel Petroleum Corp.*                 1,730       15,311
   Parker Drilling Co.*                      5,304       37,181
   Penn Virginia Corp.                       1,032       46,099
   Petrohawk Energy Corp.*                   1,320       14,256
   Petroleum Development  Corp.*               918       29,238
   Petroquest Energy Inc.*                   2,260       14,848
   Pioneer Drilling Company*                 1,100       16,786
   Plug Power Inc.*                          2,439       16,707
   Remington Oil & Gas Corp.*                1,298       46,339
   Resource America Inc.                       886       34,138
   RPC Inc.                                    817       13,824
   Seacor Holdings Inc.*                       909       58,449
   Spinnaker Exploration Co.*                1,390       49,331
   St Mary Land & Exploration Co.            3,172       91,925
   Stone Energy Corp.*                       1,333       65,184
   Superior Energy Services Inc.*            4,322       76,932
   Swift Energy Co.*                         1,577       56,488
   Syntroleum Corp.*                         2,176       22,326
   Tetra Technologies Inc.*                  1,255       39,972
   Tipperary Corp.*                          1,000        6,250
   Todco*                                    2,630       67,512
   Toreador Resources Corp.*                   790       19,189
   Transmontaigne Inc.*                      2,034       21,357
   Tri-Valley Corp.*                         1,240       17,273
   Universal Compression Holdings*             988       35,805
   Veritas Dgc Inc.*                         1,886       52,318
   W&T Offshore Inc.                           700       16,849
   Warren Resources Inc.*                    1,030       10,764
   W-H Energy Services Inc.*                 1,557       38,815
   Whiting Petroleum Corp.*                  1,658       60,202
                                                     ----------
                                                      3,297,982
                                                     ----------
FINANCIAL - 22.29%
   21st Century Insurance Group              1,786       26,504
   Aames Investment Corp.                    2,310       22,453
   ABC Bancorp                                 662       11,969
   Acadia Realty Trust                       1,540       28,721
   Accredited Home Lenders*                    974       42,856
   Ace Cash Express Inc.*                      631       16,128
   Advance America Cash Advance Centers      3,780       60,480
   Advanta Corp.                             1,056       29,737
   Advent Software, Inc.*                    1,193       24,170
   Affirmative Insurance Holdings              540        8,559
   Affordable Residential                    1,440       19,224
   Agree Realty Corp.                          430       13,008
   Alabama National Bancorp                    754       49,289
   Alexander's Inc.*                           110       27,363
   Alexandria Real Estate Equity             1,172       86,083

                                            SHARES        VALUE
---------------------------------------------------------------
FINANCIAL - 22.29% (Continued)
   Alfa Corp.                                1,804     $ 26,555
   Amcore Financial Inc.                     1,180       35,258
   Amegy Bancorporation Inc.                 3,894       87,148
   American Campus Communities                 700       15,876
   American Equity Investment Life
      Holding Co.                            1,820       21,622
   American Home Mortgage Investment Corp.   1,963       68,626
   American Physicans Capital Inc.*            414       15,380
   Americanwest Bancorp*                       573       11,431
   Ames National Corp.                         160       17,690
   AMLI Residential Properties Trust         1,421       44,420
   Anchor Bancorp Wis Inc.                   1,258       38,067
   Anthracite Capital Inc.                   2,961       35,088
   Anworth Mortgage Asset Corp.              2,621       25,791
   Apollo Investment Corp.                   3,456       63,694
   Arbor Realty Trust Inc.                     716       20,549
   Archipelago Holdings Llc*                 1,640       63,944
   Ares Capital Corp.                        1,288       22,965
   Argonaut Group Inc.*                      1,552       35,836
   Arrow Financial Corp.                       562       15,646
   Ashford Hospitality Trust  .              1,926       20,801
   Asset Acceptance Capital Corp.*             500       12,955
   Asta Funding Inc.                           575       15,974
   Baldwin & Lyons Inc.                        418       10,074
   Banc Corp.*                                 740        7,829
   BancFirst Corp.                             217       18,877
   Bancorp Inc.*                               502        8,755
   BancorpSouth Inc.                         4,342      102,471
   Banctrust Financial Group Inc.              516       10,077
   Bank Granite Corp.                          737       14,106
   Bank Mutual Corp.                         3,185       35,226
   Bank Of The Ozarks Inc.                     626       20,558
   BankAtlantic Bancorp Inc.                 2,432       46,086
   Bankrate Inc.*                              530       10,674
   BankUnited Financial Corp.                1,439       38,911
   Banner Corp.                                578       16,190
   Bedford Property Investors Inc.             816       18,784
   Berkshire Hills Bancorp Inc.                288        9,596
   Beverly Hills Bancorp Inc.                  770        8,432
   BFC Financial Corporation*                1,101        9,392
   Bimini Mortgage Management Inc.           1,170       16,497
   Biomed Realty Trust Inc.                  1,750       41,738
   BKF Capital Group Inc.                      380       14,406
   Boston Private Financial Holdings Inc.    1,556       39,211
   Boykin Lodging Co.*                         970       12,998
   Brandywine Realty Trust                   3,107       95,230
   Bristol West Holdings Inc.                  960       17,568
   Brookline Bancorp Inc.                    3,422       55,642
   Calamos Asset Management Inc.             1,280       34,867
   Camden National Corp.                       424       13,886
   Capital Automotive REIT                   2,165       82,638
   Capital Bancorp Ltd.                        691       23,225
   Capital City Bank Group Inc.                513       20,725
   Capital Corp Of The West                    513       14,236
   Capital Crossing Bank*                      330       11,253
   Capital Lease Funding Inc.                1,342       14,561
   Capital Southwest Corp.                     153       13,720
   Capital Trust                               661       22,084
   Cardinal Financial Corp.*                 1,280       12,019
   Cascade Bancorp                             939       19,757

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO

                                            SHARES        VALUE
---------------------------------------------------------------
FINANCIAL - 22.29% (Continued)
   Cash America International Inc.           1,610     $ 32,393
   Cathay Bancorp Inc.                       2,524       85,084
   CCC Information Services Group*             462       11,065
   Cedar Shopping Centers Inc.               1,119       16,505
   Center Financial Corp.                      623       15,469
   Central Coast Bancorp*                      645       11,675
   Central Pacific Financial Co.             1,681       59,844
   Ceres Group Inc.*                         1,925       11,704
   Charter Financial Corp.                     217        7,582
   Chartermac                                2,242       49,234
   Chemical Financial Corp.                  1,402       46,420
   Chittenden Corp.                          2,582       70,230
   Citizens & Northern Corp.                   460       14,370
   Citizens Banking Corp Michigan            2,393       72,316
   Citizens Inc.*                            1,758       10,724
   City Bank Lynnwood                          433       13,432
   City Holding Co.                            923       33,708
   Clifton Savings Bancorp Inc.                758        8,004
   CNA Surety Corp.*                           873       12,964
   Coastal Financial Corp.                     805       11,866
   CoBiz Inc.                                  813       14,740
   Cohen & Steers Inc.                         460        9,481
   Collegiate Funding Services*                820       11,956
   Colonial Properties Trust                 2,190       96,360
   Colony Bankcorp Inc.                        300        9,012
   Columbia Bancorp                            303       11,044
   Columbia Banking Systems Inc.               873       21,493
   Commercial Bankshares Inc.                  260       10,091
   Commercial Capital Bancorp Inc.           2,457       41,056
   Commercial Federal Corp.                  2,128       71,671
   Commercial Net Lease Realty               2,897       59,302
   Community Bancorp*                          270        8,375
   Community Bank System Inc.                1,686       41,122
   Community Banks Inc.                        598       15,500
   Community Trust Bancorp Inc.                821       26,863
   CompuCredit Corp.*                        1,155       39,593
   Corporate Office Properties Trust         1,614       47,532
   Correctional Properties Trust               613       17,348
   Corus Bankshares Inc.                     1,043       57,876
   Cousins Properties Inc.                   2,186       64,662
   Crawford & Co.                            1,292        9,587
   Credit Acceptance Corp.*                    547        8,145
   Criimi Mae Inc.*                            870       19,010
   Crt Properties Inc.                       1,772       48,376
   CVB Financial Corp.                       2,620       51,562
   Cybersource Corp.*                        1,487       10,870
   Danielson Holding Corp.*                  5,983       72,813
   Delphi Financial Group Inc.               1,550       68,433
   Delta Financial Corp.                       600        5,706
   Diamondrock Hospitality Co.               1,370       15,481
   Digital Insight Corp.*                    1,942       46,453
   Digital Realty Trust Inc.                   490        8,516
   Dime Community Bancshares                 1,485       22,572
   Direct General Corp.                        887       16,507
   Donegal Group Inc.                          523       10,439
   Doral Financial Corp.                     4,780       79,061
   Eastgroup Propties Inc.                   1,224       51,543
   ECC Capital Corp.                         3,170       21,112
   Education Realty Trust Inc.               1,220       22,326


                                            SHARES        VALUE
---------------------------------------------------------------
FINANCIAL - 22.29% (Continued)
   eFunds Corp.*                             2,519    $  45,317
   Electro Rent Corp.*                       1,001       14,555
   E-Loan Inc.*                              3,050       10,187
   EMC Insurance Group Inc.                    346        6,256
   Encore Capital Group Inc.*                  813       13,821
   Enstar Group Inc.*                          176       11,929
   Enterprise Financial Service*               430       10,170
   Entertainment Properties Trust            1,419       65,274
   Equity Inns Inc.                          2,983       39,674
   Equity Lifestyle Properties               1,053       41,867
   Equity One Inc.                           2,054       46,626
   eSpeed Inc.*                              1,158       10,318
   Eurobancshares Inc.*                        510        8,186
   Euronet Worldwide Inc.*                   1,725       50,146
   Extra Space Storage Inc.                  1,730       24,791
   Factset Research Systems Inc.             1,909       68,419
   Farmer Mac                                  610       13,451
   Farmers Capital Bank Corp.                  336       11,639
   FBL Financial Group Inc.                    720       19,879
   FelCor Lodging Trust Inc.*                2,776       40,196
   Fidelity Bankshares Inc.                  1,242       32,938
   Fieldstone Investment Corp.               2,710       39,024
   Financial Federal Corp.                     971       37,519
   Financial Institutions Inc.                 500        9,010
   First Acceptance Corporation*               948        8,968
   First Bancorp (NorthCarolina)               632       13,986
   First Bancorp (Puerto Rico)               1,896       76,124
   First Busey Corp.                           781       15,081
   First Cash Inc.*                            713       15,237
   First Charter Corp.                       1,684       36,997
   First Citizens Bancshares Inc.              337       48,713
   First Commonwealth Financial Corp.        3,872       53,046
   First Community Bancorp                     729       34,628
   First Community Bancshares Inc.             564       18,330
   First Defiance Financial Corp.              390       10,409
   First Financial Bancorp                   1,951       36,874
   First Financial Corp.                       746       21,433
   First Financial Bankshares, Inc.          1,022       34,584
   First Financial Holdings Inc.               687       20,548
   First Indiana Corp.                         597       17,713
   First Industrial Realty Trust Inc.        2,383       95,082
   First Merchants Corp.                     1,028       25,546
   First Midwest Bancorp Inc.                2,541       89,367
   First Niagara Financial Group             6,415       93,531
   First Oak Brook Bancshares Inc.             370       10,441
   First Place Financial Corp.                 839       16,856
   First Potomac Realty Trust                  910       22,568
   First Regional Bancorp*                     130        8,600
   First Republic Bank                       1,198       42,325
   First Source Corp.                          655       15,026
   First South Bancorp Inc.                    270        8,608
   First State Bancorp                         858       16,551
   Firstfed Financial Corp.*                   916       54,603
   Flagstar Bancorp Inc.                     1,922       36,383
   Flushing Financial  Corp.                 1,073       19,743
   FNB Corp. (Pennsylvania)                  3,127       61,446
   FNB Corp. (Virginia)                        409       11,452
   FPIC Ins Group Inc.*                        569       16,689
   Franklin Bank Corp.*                      1,125       21,105
   Fremont General Corp.                     3,610       87,831


The accompanying notes are an integral part of the financial statements.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE
SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO

                                            SHARES        VALUE
---------------------------------------------------------------
FINANCIAL - 22.29% (Continued)
   Frontier Financial Corp.                  1,369     $ 34,581
   Gabelli Asset Management Inc.               394       17,411
   Gables Residential Trust                  1,628       70,378
   GATX Corp.                                2,444       84,318
   GB&T Bancshares Inc.                        705       16,751
   Getty Rlty Corp.                            975       27,008
   GFI Group Inc.*                             330       11,748
   Glacier Bancorp Inc.                      1,736       45,362
   Gladstone Capital Corp.                     632       14,789
   Glenborough Realty Trust Inc.             1,794       36,938
   Glimcher Realty Trust                     1,984       55,056
   GMH Communities Trust                     1,680       23,268
   Gold Banc Corp. Inc.                      2,173       31,617
   Government Properties Trust Inc.          1,148       11,159
   Gramercy Capital Corp.                      760       18,590
   Great American Financial                    469        9,291
   Great Southern Bancorp Inc.                 582       18,211
   Greater Bay Bancorp                       2,842       74,944
   Greene County Bancshares Inc.               360        9,835
   Greenhill & Co.                             662       26,818
   Hancock Holding Co.                       1,482       50,981
   Hanmi Financial Corp.                     2,216       37,007
   Harbor Florida Bancshares Inc.            1,156       43,281
   Harland (John H) Co.                      1,531       58,178
   Harleysville Group                          735       15,354
   Harleysville National Corp.               1,457       33,744
   Harris & Harris Group Inc.*                 959       11,422
   Healthextras Inc.*                        1,177       23,622
   Heartland Financial Usa Inc.                590       11,523
   Henry (Jack) & Assoc.                     4,030       73,789
   Heritage Commerce Corp.*                    660       12,118
   Heritage Property Investment              1,528       53,511
   Hersha Hospitality Trust                  1,130       10,780
   Highland Hospitality Corp.                2,236       23,366
   Highwoods Properties                      2,991       89,012
   Hilb Rogal & Hobbs Co.                    1,778       61,163
   Home Properties Inc.                      1,749       75,242
   Homebanc Corp.                            3,140       28,543
   Homestore Inc.*                           8,203       16,652
   Horace Mann Educators                     2,381       44,810
   Horizon Financial Corp.                     564       12,521
   Hudson United Bancorp                     2,490       89,889
   Huron Consulting Group Inc.*                370        8,714
   Hypercom Corp.*                           2,912       18,841
   IBERIABANK Corp.                            427       26,307
   IMPAC Mortgage Holdings Inc.              4,183       78,013
   Independence Holding Co.                    259        4,571
   Independent Bank Corp.                    1,173       33,360
   Independent Bank Corp Massachusetts         857       24,176
   Infinity Property & Casuality             1,149       40,077
   Inland Real Estate Corporation            3,730       59,978
   Innkeepers USA Trust                      2,367       35,363
   Integra Bank Corp.                          849       19,204
   Interchange Financial Services Corp.        954       17,506
   International Securities Exch*              630       15,819
   Interpool Inc.                              450        9,621
   Investment Technology Group*              2,209       46,433
   Investors Real Estate Trust*              2,468       23,841
   Ipayment Inc.*                              678       24,761


                                            SHARES        VALUE
---------------------------------------------------------------
FINANCIAL - 22.29% (Continued)
   Irwin Financial Corp.                     1,014     $ 22,501
   ITLA Capital  Corp.*                        319       17,194
   Jones Lang Lasalle Inc.*                  1,895       83,816
   Kansas City Life Insurance Co.              202        9,706
   Kearr Financial Corp.                     1,210       14,278
   Kilroy Realty Corp.                       1,603       76,126
   Kite Realty Group Trust                   1,070       16,050
   KMG America Corp.*                        1,170       11,630
   KNBT Bancorp Inc.                         1,825       27,539
   Knight Capital Group Inc.*                5,969       45,484
   Kronos Inc.*                              1,782       71,975
   La Quinta Properties Inc.*               10,080       94,046
   LaBranche & Co.*                          3,002       18,913
   Lakeland Bancorp Inc.                       967       15,095
   Lakeland Financial Corp.                    324       13,180
   Landamerica Financial Group               1,008       59,845
   LaSalle Hotel Properties                  1,667       54,694
   Lexington Corp Properties Trust           2,734       66,464
   LTC Properties Inc.                       1,200       24,840
   Luminent Mortgage Capital Inc.            2,125       22,929
   Macatawa Bank Corp.                         569       19,739
   MAF Bancorp Inc.                          1,794       76,477
   Maguire Properties Inc.                   1,933       54,780
   Main Street Banks Inc.                      869       22,124
   Mainsource Financial Group                  570       10,311
   Marketaxess Holdings Inc.*                1,280       14,464
   Marlin Business Services Inc.*              360        7,236
   MB Financial Inc.                         1,221       48,632
   MBT Financial Corp.                         824       15,862
   MCG Capital Corp.                         2,630       44,920
   McGrath Rent Corp.                        1,146       27,160
   Mercantile Bank Corp.                       405       17,807
   Meristar Hospitality Corp.*               4,861       41,804
   Metris Companies Inc.*                    3,235       46,778
   MFA Mortgage Investments Inc.             4,571       34,054
   Mid-America Apartment Communities Inc.    1,050       47,690
   Midland Co.                                 594       20,903
   Mid-State Bancshares                      1,272       35,322
   Midwest Banc Holdings Inc.                  633       12,210
   MoneyGram International                   4,800       91,776
   Morningstar Inc.*                           470       13,231
   Mortgageit Holdings Inc.                    940       17,155
   Nara Bancorp                              1,030       15,120
   NASB Financial Inc.                         171        7,498
   Nasdaq Stock Market Inc.*                 2,480       46,773
   National Financial Partners               1,953       76,440
   National Health Investors Inc.            1,303       36,575
   National Health Realty Inc.                 400        7,444
   National Interstate Corp.*                  250        5,018
   National Penn Bancshares Inc.             1,917       47,887
   National Western Life Ins Co.*              124       24,042
   Nationwide Health Properties Inc.         3,732       88,113
   Navigators Group Inc.*                      497       17,181
   NBC Capital Corp.                           381        9,274
   NBT Bancorp Inc.                          1,798       42,505
   NCO Group Inc.*                           1,782       38,545
   NDCHealth Corp.                           2,001       35,958
   Net Bank Inc.                             2,570       23,952
   Newalliance Bancshares Inc.               6,340       89,077


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO


                                            SHARES        VALUE
---------------------------------------------------------------
FINANCIAL - 22.29%(Continued)
   Newcastle Investment Corp.                2,424     $ 73,084
   NGP Capital Resources Co.                   960       14,333
   Northern Empire Bancshares*                 440       13,614
   Northstar Realty Finance Corp.            1,060       11,119
   Northwest Bancorp Inc.                    1,094       23,258
   Novastar Financial Inc.                   1,465       57,355
   OceanFirst Financial Corp.                  498       11,210
   Ocwen Financial Corp.*                    1,908       12,898
   Odyssey Re Holdings Corp.                   660       16,289
   Ohio Casualty Corp.                       3,483       84,219
   Old National Bancorp                      3,785       80,999
   Old Second Bancorp Inc.                     750       21,818
   Omega Financial Corp.                       699       21,704
   Omega Healthcare Investors Inc.           2,830       36,394
   One Liberty Properties Inc.                 430        8,905
   Optionsxpress Holdings Inc.               1,150       17,480
   Oriental Financial Group Inc.             1,183       18,053
   Origen Financial Inc.                       950        7,030
   Pacific Capital Bancorp                   2,542       94,257
   Park National Corp.                         680       75,140
   Parkway Properties Inc.                     784       39,208
   Partners Trust Financial Group            2,766       29,541
   Peapack Gladstone Financial Corp.           461       12,770
   Pennfed Financial Services Inc.             504        8,508
   Pennrock Financial Services Corp.*          430       15,433
   Pennsylvania Commerce Bancorp*              240        7,860
   Pennsylvania Real Estate
      Investment Trust                       2,030       96,425
   Peoples Bancorp Inc.                        525       14,044
   PFF Bancorp Inc.                          1,080       32,713
   Phoenix Companies Inc.                    5,281       62,844
   Pico Holdings Inc.*                         447       13,303
   Pinnacle Financial Partners*                400        9,600
   Piper Jaffray Companies Inc.*             1,136       34,568
   Placer Sierra Bancshares                    370       10,090
   PMA Capital Corp.*                        1,781       15,726
   Portfolio Recovery Associates*              863       36,263
   Post Properties Inc.                      2,217       80,056
   Preferred Bank Los Angeles                  230        9,131
   Premierwest Bancorp*                        730       10,819
   Prentiss Properties Trust                 2,513       91,574
   Presidential Life Corp.                   1,142       19,540
   PRG-Schultz International Inc.*           2,302        6,492
   PrivateBancorp Inc.                         917       32,443
   ProAssurance Corp.*                       1,457       60,843
   Prosperity Bancshares Inc.                1,184       33,874
   Provident Bankshares Corp.                1,828       58,331
   Provident Financial Holdings                272        7,646
   Provident Financial Services              4,032       70,842
   Provident New York Bancorp Inc.           2,259       27,356
   PS Business Parks Inc.                      912       40,538
   QC Holdings Inc.*                           410        5,920
   R&G Financial Corp.                       1,552       27,455
   RAIT Investment Trust                     1,423       42,619
   Ramco-Gershenson Properties Trust           805       23,570
   Redwood Trust Inc.                        1,095       56,502
   Renasant Corp.                              578       17,779
   Republic Bancorp Inc. (Kentucky)            396        8,597
   Republic Bancorp Inc.                     3,897       58,377
   RLI Corp.                                 1,250       55,750


                                            SHARES        VALUE
---------------------------------------------------------------
FINANCIAL - 22.29% (Continued)
   Rockville Financial Inc.*                   490     $  5,988
   Royal Bancshares Pa Inc.                    248        5,890
   S & T Bancorp Inc.                        1,477       53,320
   S1 Corp.*                                 3,894       18,341
   Safety Insurance Group Inc.                 644       21,741
   Sanders Morris Harris Group Inc.            713       12,264
   Sandy Spring Bancorp Inc.                   818       28,655
   Santander Bancorp                           295        7,393
   Saul Centers Inc.                           613       22,283
   Saxon Capital Inc.                        2,770       47,284
   SCBT Financial Corp.                        443       14,021
   Seabright Insurance Holdings*               450        5,144
   Seacoast Banking Corp.                      644       12,680
   Security Bank Corp.                         538       12,320
   Selective Insurance Group Inc.            1,568       77,694
   Senior Housing Property Trust             3,311       62,611
   Sierra Bancorp                              300        6,804
   Signature Bank*                             652       15,909
   Simmons First National Corp.                796       21,580
   Sizeler Property Investors Inc.           1,030       13,596
   Sotheby's Holdings*                       2,265       31,031
   Sound Federal Bancorp Inc.                  620       10,019
   Southside Bancshares Inc.                   540       11,070
   Southwest BanCorp Inc. Oklahoma             759       15,544
   Sovran Self Storage Inc.                    897       40,778
   Spirit Finance Corp.                      3,750       44,063
   State Auto Financial Corp.                  783       24,304
   State Bancorp Inc.                          452       10,224
   State Financial Services Corp.              320       12,883
   Sterling Bancorp                          1,013       21,628
   Sterling Bancshares Inc.                  2,517       39,165
   Sterling Financial Corp. (Pennsylvania)   1,420       30,260
   Sterling Financial Corp. (Washington)*    1,280       47,872
   Stewart Information Services Corp.          949       39,858
   Stifel Finl Corp.*                          467       11,283
   Strategic Hotel Capital Inc.              1,670       30,060
   Suffolk Bancorp                             589       19,019
   Summit Banshares Inc.                       570        9,861
   Summit Financial Group Inc.                 290        9,480
   Sun Bancorp Inc.*                           626       12,939
   Sun Communities Inc.                        902       33,545
   Sunstone Hotel Investors Inc.             1,320       32,023
   Susquehanna Bancshares Inc.               2,585       63,565
   SVB Financial Group*                      1,975       94,603
   SWS Group Inc.                              858       14,740
   SY Bancorp Inc.                             667       15,241
   Tanger Factory Outlet Ctrs Inc.           1,530       41,203
   Taubman Centers Inc.                      2,816       95,997
   Taylor Capital Group Inc.                   223        8,753
   Technology Investment Capital Corp.         740       10,952
   Texas Capital Bancshares Inc.*            1,243       24,537
   Texas Regional Bancshares                 2,283       69,586
   Tierone Corp.                             1,005       27,266
   TNS Inc.*                                   722       16,873
   Tompkins Trustco Inc.                       355       15,407
   Tower Group Inc.                            930       14,536
   Town & Country Trust                        980       27,940
   Tradestation Group Inc.*                  1,100        9,438
   Triad Guaranty Inc.*                        497       25,044


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                   SCHEDULE OF
INVESTMENTS


                                            SHARES        VALUE
---------------------------------------------------------------
CONSUMER CYCLICALS - 18.24% (Continued)
   TriCo Bancshares                            675     $ 15,080
   TrustCo Bank Corp.                        4,186       54,669
   Trustmark Corp.                           2,627       76,866
   Trustreet Properties Inc.                 3,218       53,451
   U-Store-It Trust                          1,590       30,290
   UCBH Holdings Inc.                        5,080       82,499
   UICI                                      1,961       58,379
   UMB Financial Corp.                         868       49,502
   Umpqua Holdings Corp.                     2,464       58,003
   Union Bankshares Corp.                      489       18,885
   United Bankshares Inc.                    2,076       73,926
   United Community Banks Inc.               1,755       45,665
   United Community Financial Corp.          1,500       16,410
   United Fire & Casualty Co.                  852       37,846
   United Panam Financial Corp.*               281        7,701
   United Rentals*                           3,732       75,424
   United Security Bancshares Inc.             320        9,843
   Universal American Financial*             1,391       31,464
   Universal Health Realty Trust               653       24,885
   Univest Corp Of PA                          634       18,995
   Unizan Financial Corp.                    1,226       32,845
   Urstadt Biddle Properties                 1,168       20,230
   USB Holding Co. Inc.                        611       14,297
   USI Holdings Corp.*                       2,531       32,599
   Value Line Inc.                              71        2,787
   Vineyard Natl Bancorp Co.                   430       13,571
   Virginia Commerce BanCorp Inc.*             510       12,408
   Virginia Financial Group Inc.               394       13,825
   W Holding Co. Inc.                        6,070       62,035
   Waddell & Reed Financial Investment       4,230       78,255
   Washington Real Estate Investment Trust   2,331       72,727
   Washington Trust BanCorp Inc.               651       18,013
   Wesbanco Inc.                             1,261       37,855
   West Bancorp                                930       17,484
   West Coast Bancorp                          825       20,138
   Westamerica Bancorp                       1,818       96,009
   Western Sierra Bancorp*                     364       12,321
   Westfield Financial Inc.                    245        5,939
   Wilshire Bancorp Inc.                       856       12,266
   Winston Hotels Inc.                       1,471       16,563
   Wintrust Financial Corp.                  1,307       68,421
   World Acceptance Corp.*                   1,051       31,583
   Wright Express Corp.*                     2,230       41,188
   WSFS Financial Corp.                        324       17,726
   Yardville National Bancorp                  469       16,767
   Zenith National Insurance Corp.             886       60,124
   Ziprealty Inc.*                             390        5,008
                                                     ----------
                                                     15,224,245
                                                     ----------
HEALTH CARE - 11.31%
   Aastrom Biosciences Inc.*                 5,650       17,685
   Abaxis Inc.*                              1,102       11,990
   Abegenix Inc.*                            4,974       42,677
   Abiomed Inc.*                             1,056        9,029
   Acadia Pharmaceuticals Inc.*                910        7,643
   Adeza Biomedical Corp.*                     240        4,075
   Adolor Corp.*                             2,167       20,045
   Advanced Neuromod Systems Inc.*           1,099       43,608
   Albany Molecular Research Inc.*           1,323       18,522
   Alexion Pharmaceuticals Inc.*             1,547       35,643


                                            SHARES        VALUE
---------------------------------------------------------------
HEALTH CARE - 11.31% (Continued)
   Align Technology Inc.*                    3,418     $ 25,191
   Alkermes Inc.*                            5,022       66,391
   Alliance Imaging Inc.*                      766        8,012
   Allied Healthcare International Inc.*     1,690       11,965
   Allscripts Healthcare Solution*           1,859       30,878
   Alpharma Inc.                             2,201       31,848
   Amedisys Inc.*                              859       31,594
   Amercan Healthway Inc.*                   1,840       77,777
   America Service Group Inc.*                 605        9,589
   American Dental Partners Inc.*              440       10,740
   American Medical Systems*                 3,836       79,213
   American Retirement Corp.*                1,540       22,515
   Amsurg Corp.*                             1,639       45,384
   Amylin Pharmaceuticals Inc.*              5,790      121,185
   Analogic Corp.                              758       38,143
   Andrx Group*                              4,060       82,459
   Angiodynamics Inc.*                         130        2,826
   Animas Corp.*                               682       13,742
   Antigenics Inc.*                          1,605        8,683
   Applera Corp-Celera Genomics*             4,100       44,977
   Apria Healthcare Group*                   2,726       94,429
   Arena Pharmaceuticals Inc.*               1,960       13,367
   Ariad Pharmaceuticals Inc.*               2,951       19,654
   Arquile Inc.*                             1,750       11,340
   Array Biopharma Inc.*                     1,747       11,006
   Arrow International Inc.                  1,180       37,642
   Arthrocare Corp.*                         1,340       46,820
   Aspect Medical Systems Inc.*                901       26,796
   Atherogenics Inc.*                        2,093       33,446
   Avanir Pharmaceuticals*                   5,970       16,716
   Barrier Therapeutics Inc.*                  812        6,439
   Bentley Pharmaceuticals Inc.*             1,022       11,191
   Beverly Enterprises Inc.*                 6,081       77,472
   Bio-Rad Laboratries Inc.*                   978       57,907
   Bioenvision Inc.*                         2,253       16,402
   Biomarin Pharmaceutical Inc.*             3,582       26,829
   Bio-Reference Labs Inc.*                    562        7,801
   Bioscrip Inc.*                            2,050       12,300
   Biosite Inc.*                               936       51,471
   Bone Care International Inc.*             1,117       36,827
   Bruker Biosciences Corp.*                 2,077        8,287
   Caliper Life Sciences Inc.*               1,520        8,512
   Candela Corp.*                            1,254       13,104
   Cantel Industries Inc.*                     630       10,307
   Caraco Pharm Labs Inc.*                     534        4,582
   Cell Genesys Inc.*                        2,533       13,552
   Cell Therapeutics Inc.*                   3,620        9,810
   Centene Corp.*                            2,326       78,107
   Cepheid Inc.*                             2,368       17,381
   Chattem Inc.*                               984       40,738
   Computer Programs & Systems                 427       15,914
   Conmed Corp.*                             1,642       50,524
   Connetics Corp.*                          1,931       34,063
   Conor Medsystems Inc.*                      460        7,061
   Corixa Corp.*                             3,318       14,533
   Corvel Corp.*                               341        8,566
   Cotherix Inc.*                              700        7,133
   Cubist Pharmaceuticals Inc.*              2,981       39,260
   Curagen Corp.*                            2,399       12,331


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO


                                            SHARES        VALUE
---------------------------------------------------------------
HEALTH CARE - 11.31% (Continued)
   Curtis Inc.*                              2,654     $ 10,351
   CV Therapeutics Inc.*                     2,004       44,930
   Cyberonics Inc.*                          1,175       50,983
   Cypress Bioscience Inc.*                  1,694       22,361
   Datascope Corp.                             649       21,644
   Decode Genetics Inc.*                     3,028       28,433
   Dendreon Corp.*                           3,287       17,191
   Dexcom Inc.*                                260        3,247
   Diagnostic Products Corp.                 1,272       60,204
   Digene Corp.*                               833       23,057
   Discovery Laboratories Inc.*              2,971       21,659
   Diversa Corp.*                            1,304        6,794
   dj Orthopedics Inc.*                      1,203       32,998
   DOV Pharmaceutical Inc.*                  1,269       23,680
   Durect Corp.*                             2,025       10,307
   Dusa Pharmaceuticals Inc.*                  942        8,761
   Eclipsys Corp.*                           2,116       29,772
   Encore Medical Corp.*                     2,236       12,410
   Encysive Pharmaceuticals Inc.*            3,227       34,884
   Enzo Biochem Inc.*                        1,523       27,307
   Enzon Pharmaceuticals Inc.*               2,440       15,811
   Epix Pharmaceuticals Inc.*                1,290       11,417
   eResarch Technology Inc.*                 2,812       37,653
   Exelixis Inc.*                            4,249       31,570
   Eyetech Pharmaceuticals Inc.*             1,880       23,763
   First Horizon Pharmaceutical*             1,531       29,150
   Foxhollow Technologies Inc.*                770       29,468
   Genesis Healthcare Corp.*                 1,096       50,723
   Genitope Corp.*                           1,320       16,949
   Gentiva Health Services Inc.*             1,300       23,218
   Geron Corp.*                              3,085       23,878
   GTX Inc.*                                   423        4,205
   Haemonetics Corp.*                        1,439       58,481
   Healthcare Services Group Inc.            1,474       29,598
   Healthronics Surgical Services Inc.*      1,880       24,421
   Hi-Tech Pharmacal Co. Inc.*                 290        9,239
   Hologic Inc.*                             1,215       48,296
   Hooper Holmes Inc.                        3,650       15,148
   Horizon Health Corp.*                       580       13,566
   Human Genome Sciences Inc.*               7,266       84,140
   ICOS Corporation*                         3,550       75,154
   ICU Medical Inc.*                           771       24,803
   Idenix Pharmaceuticals Inc.*                690       14,959
   IDX Systems Corp.*                        1,393       41,985
   I-Flow Corp.*                             1,107       18,420
   Illumina Inc.*                            1,999       24,128
   Immucor Inc.*                             2,525       73,099
   Immunogen Inc.*                           2,282       13,213
   Impax Laboratories Inc.*                  2,710       42,547
   Incyte Corp.*                             4,608       32,947
   Inspire Pharmaceuticals Inc.*             2,329       19,610
   Integra Lifesciences Holdings*            1,139       33,259
   Intermune Inc.*                           1,379       17,982
   Intralase Corp.*                            720       14,126
   Introgen Therapeutics Inc.*               1,020        6,569
   Intuitive Surgical Inc.*                  1,920       89,549
   Invacare Corp.                            1,695       75,190
   Inverness Medical Innovations*              951       25,962
   IRIS International Inc.*                    910       16,198


                                            SHARES        VALUE
---------------------------------------------------------------
HEALTH CARE - 11.31% (Continued)
   ISIS Pharmaceuticals Inc.*                3,197     $ 12,500
   Ista Pharmaceuticals Inc.*                  755        6,282
   Kensey Nash Corp.*                          517       15,634
   Keryx Biopharmaceuticals Inc.*            1,330       17,556
   Kindred Healthcare Inc.*                  1,586       62,821
   KV Pharmaceutical Co.*                    1,995       33,416
   Kyphon Inc.*                              1,605       55,838
   Labone Inc.*                                970       38,616
   Landauer Inc.                               495       25,695
   Laserscope*                               1,104       45,750
   LCA-Vision Inc.                           1,135       55,002
   Lexicon Genetics Inc.*                    3,528       17,428
   Lifecell Corp.*                           1,624       25,675
   Ligand Pharmaceutical Inc.*               4,108       28,551
   Luminex Corp.*                            1,421       13,983
   Magellan Health Services Inc.*            1,496       52,824
   Mannkind Corp.*                             920        9,246
   Marshall Edwards Inc.*                      415        2,963
   Martek Biosciences*                       1,740       66,033
   Matria Healthcare Inc.*                     897       28,910
   Maxygen Inc.*                             1,416        9,714
   Medarex Inc.*                             6,151       51,238
   Medcath Corp.*                              405       11,255
   Medicines Co.*                            2,741       64,112
   Medicis Pharmaceuticals Corp.             3,010       95,507
   Mentor Corp.                              1,786       74,083
   Meridian Bioscience Inc.                    620       11,749
   Merit Medical Systems Inc.*               1,474       22,714
   MGI Pharma Inc.*                          3,990       86,822
   Micro Therapeutics Inc.*                    592        2,356
   Molecular Devices Corp.*                    938       20,289
   Molina Healthcare Inc.*                     621       27,485
   Momenta Pharmaceuticals Inc.*               440        8,699
   Myogen Inc.*                              1,019        7,123
   Myriad Genetics Inc.*                     1,708       26,730
   Nabi Biopharmaceuticals*                  3,266       49,741
   Nanogen Inc.*                             2,667       10,241
   Nastech Pharmaceutical Co. Inc.*          1,000       14,230
   National Healthcare Corp.                   351       12,394
   Neighborcare Inc.*                        2,112       70,055
   Nektar Therapeutics*                      4,720       79,485
   Neopharm Inc.*                              959        9,580
   Neurocrine Biosciences Inc.*              2,040       85,802
   Neurogen Corp.*                           1,265        8,627
   Neurometrix Corp.*                          320        6,410
   New River Pharmaceuticals Inc.*             340       10,207
   Nitromed Inc.*                              514        9,997
   Northfield Laboratories Inc.*             1,303       18,646
   Noven Pharmaceuticals Inc.*               1,301       22,741
   NPS Pharmaceuticals Inc.*                 2,154       24,448
   Nuvasive Inc.*                              849       14,110
   Nuvelo Inc.*                              2,329       18,003
   OCA Inc.*                                 2,016        3,790
   Occulogix Inc.*                             660        5,537
   Odyssey Healthcare Inc.*                  1,912       27,571
   Onyx Pharmaceuticals Inc.*                1,960       46,805
   Option Care Inc.                          1,206       17,005
   Orasure Technologies Inc.*                2,473       24,705
   Orchid Cellmark Inc.*                     1,360       14,702


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                   SCHEDULE OF
INVESTMENTS


                                            SHARES        VALUE
---------------------------------------------------------------
HEALTH CARE - 11.31% (Continued)
   Owens & Minor Inc.                        2,201     $ 71,202
   Pain Therapeutics Inc.*                   1,556       10,503
   Paincare Holdings Inc.*                   2,400       10,392
   Palomar Medical Technologies*               937       22,413
   Par Pharmaceutical Cos.*                  1,898       60,375
   Parexel International Corp.*              1,453       28,842
   Pediatrix Medical Group Inc.*             1,269       93,322
   Penwest Pharmaceuticals Co.*              1,207       14,267
   Perrigo Co.                               4,666       65,044
   Per-Se Technologies Inc.*                 1,194       25,098
   Pharmion Corp.*                           1,362       31,612
   Pharmos Corp.*                                1            1
   Phase Forward Inc.*                       1,230        8,364
   Polymedica Corp.                          1,542       54,988
   Pozen Inc.*                               1,322       10,840
   PRA International*                          620       16,604
   Priority Healthcare Corp.*                1,944       49,300
   Progenics Pharmaceuticals Inc.*             974       20,318
   PSS World Medical Inc.*                   3,591       44,708
   Psychiatric Solutions Inc.*               1,138       55,432
   Quality Systems Inc.*                       422       19,994
   Radiation Therapy Services Inc.*            610       16,196
   Regeneron Pharmaceuticals Inc.*           1,942       16,293
   Rehabcare Group Inc.*                       926       24,752
   Renovis Inc.*                             1,071       16,354
   Res-Care Inc.*                            1,120       15,187
   Rigel Pharmaceuticals Inc.*               1,102       21,952
   Salix Pharmaceuticals Ltd.*               2,039       36,009
   Savient Pharmaceuticals Inc.*             3,380       14,906
   Seattle Genetics Inc.*                    1,470        7,879
   Serologicals Corp.*                       1,934       41,098
   SFBC International Inc.*                  1,011       39,055
   Somanetics Corp.*                           570       12,808
   Sonosite Inc.*                              869       26,974
   Specialty Laboratories Inc.*                427        3,591
   Stemcells Inc.*                           3,470       14,609
   Stereotaxis Inc.*                           790        6,344
   Steris Corp.                              3,866       99,627
   Stratagene Corp.*                           410        3,563
   Sunrise Assisted Living Inc.*               918       49,554
   Supergen Inc.*                            2,833       13,995
   Surmodics Inc.*                             841       36,474
   Sybron Dental Specialties Inc.*           2,223       83,629
   Symbion Inc.*                               962       22,944
   Symmetry Medical Inc.*                      460       10,828
   Tanox Inc.*                               1,359       15,927
   Telik Inc.*                               2,892       47,024
   Tercica Inc.*                               617        5,362
   Thermogenesis Corp.*                      2,530       11,006
   Thoratec Corp.*                           2,676       41,050
   Threshold Pharmaceuticals Inc.*             310        2,558
   Transkaryotic Therapies Inc.*             1,610       58,894
   Trimeris Inc.*                              985        9,830
   Tripath Imaging Inc.*                     1,676       14,347
   U.S. Physical Therepy Inc.*                 660       12,659
   United Surgical Partners International*   1,598       83,224
   United Therapeutics Corp.*                1,257       60,587
   Ventana Medical Systems Inc.*             1,728       69,517
   Vertex Pharmaceuticals*                   5,255       88,494

                                            SHARES        VALUE
---------------------------------------------------------------
HEALTH CARE - 11.31% (Continued)
   Viacell Inc.*                               440     $  4,686
   Viasys Healthcare Inc.*                   1,728       39,036
   Vicuron Pharmaceuticals Inc.*             3,377       94,218
   Virologic Inc.*                           6,760       16,765
   Vistacare Inc.*                             610       11,267
   Vital Images Inc.*                          680       12,206
   Vital Signs Inc.                            303       13,126
   Vnus Medical Technologies*                  290        3,489
   Wellcare Group Inc.*                      1,030       36,575
   West Pharmaceutical Services Inc.         1,728       48,470
   Wilson Greatbatch Tech Inc.*              1,196       28,584
   Wright Medical Group Inc.*                1,607       42,907
   Young Innovations Inc.                      265        9,892
   Zoll Medical Corp.*                         530       13,489
   Zymogenetics Inc.*                        1,493       26,277
                                                     ----------
                                                      7,724,153
                                                     ----------
INDUSTRIAL - 0.50%
   GenCorp Inc.*                             3,027       58,300
   Kaman Corp.                               1,233       22,243
   Lancaster Colony                          1,432       61,461
   Raven Industries Inc.                       868       20,329
   Sequa Corp.*                                346       22,895
   Trinity Industries                        2,285       73,189
   United Capital Corp.*                       160        4,152
   Walter Industries Inc.                    2,011       80,842
                                                     ----------
                                                        343,411
                                                     ----------
MATERIALS - 8.53%
   AAON Inc.*                                  485        8,627
   Acuity Brands Inc.                        2,454       63,043
   AK Steel Holding Corp.*                   6,107       39,146
   Albany International Corp.                1,579       50,702
   Aleris International Inc.*                1,712       38,606
   Alico Inc.*                                 207       10,646
   A.M. Castle & Co.*                          580        8,967
   AMCOL International Corp.                 1,205       22,642
   American Vanguard Corp. Com                 592       12,379
   Ameron International Corp.                  469       17,541
   Andersons Inc.                              370       13,250
   Apogee Enterprises Inc.                   1,544       23,731
   Arch Chemicals Inc.                       1,315       32,822
   Armor Holdings Inc.*                      1,921       76,091
   Avatar Holdings Inc.*                       320       16,086
   Balchem Corp.                               430       12,922
   Barnes Group Inc.                           970       32,107
   Beacon Roofing Supply Inc.*                 920       24,196
   Bluegreen Corp.*                          1,149       20,004
   Bluelinx Holdings Inc.                      540        5,713
   Bowater Inc.                              3,110      100,671
   Brady Corp.                               2,290       70,990
   Brookfield Homes Corp.                      809       36,890
   Brush Engineered Materials*               1,066       15,200
   Buckeye Technologies Inc.*                1,714       13,661
   Building Material Holding Corp.             770       53,353
   Cabot Micro-Electronics*                  1,376       39,890
   Calgon Carbon Corp.                       1,880       16,638
   California Coastal Commnty Inc.*            440       15,123
   Cambrex Corp.                             1,464       27,888
   Caraustar Inds Inc.*                      1,595       16,748


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO


                                            SHARES        VALUE
---------------------------------------------------------------
MATERIALS - 8.53% (Continued)
   Carpenter Technology Corp.                1,371     $ 71,017
   Century Alumimum Co.*                     1,258       25,663
   Ceradyne Inc.*                            1,359       32,711
   Chesapeake Corp.                          1,089       22,804
   Circor International Inc.                   871       21,488
   CLARCOR Inc.                              2,860       83,655
   Clean Harbors Inc.*                         840       18,211
   Cleveland-Cliffs Inc.                     1,218       70,352
   Coeur D'Alene Mines Corp.*               13,292       48,250
   Comfort Systems USA*                      2,188       14,397
   Commercial Metals Co.                     3,382       80,559
   Compass Minerals International Inc.       1,118       26,161
   CompX International Inc.                    107        1,792
   Consolidated-Tomoka Land Co.                314       27,004
   Corn Products International Inc.          4,168       99,032
   Delta & Pine Land Co.                     2,104       52,726
   Deltic Timber Corp.                         557       21,183
   DHB Industries Inc.*                      1,536       12,979
   Dixie Group Inc.*                           600       10,566
   Drew Industries Inc.*                       423       19,204
   Dycom Industries*                         2,713       53,745
   Dynamic Materials Corp.                     150        5,804
   Eagle Materials Inc.                      1,023       94,720
   ElkCorp.                                  1,119       31,946
   EMCOR Group Inc.*                           850       41,565
   Encore Wire Corp.*                          888       10,291
   Energy Conversion Devices Inc.*           1,282       28,690
   Enersys Inc.*                             2,560       34,893
   Ennis Business Forms Inc.                 1,416       25,658
   Ferro Corp.                               2,328       46,234
   H.B. Fuller Co.                           1,588       54,087
   Georgia Gulf Corp.                        1,888       58,622
   Gibraltar Industries Inc.                 1,337       24,788
   Glatfelter                                2,447       30,343
   Gold Kist Holdings Inc.*                  2,860       61,719
   Grace W R & Co.*                          3,737       29,111
   Graftech International Ltd.*              5,419       23,302
   Granite Construction                      1,918       53,896
   Graphic Packaging Corp.*                  3,622       13,220
   Great Lakes Chemical                      2,880       90,634
   Greif Inc.                                  850       51,935
   Griffon Corp.*                            1,625       36,075
   Hecla Mining Co.*                         6,577       29,991
   Hercules, Inc.*                           6,263       88,621
   Hexcel Corp.*                             2,590       43,823
   Housevalues Inc.*                           360        6,509
   Hughes Supply Inc.                        3,690      103,689
   Huttig Building Products Inc.*              780        8,510
   Infrasource Services Inc.*                  720        7,502
   Innovo Group Inc.*                        1,410        3,017
   Insituform Technologies Inc.*             1,485       23,805
   Interface Inc.*                           2,531       20,375
   Interline Brands Inc.*                      690       13,662
   Jacuzzi Brands Inc.*                      4,256       45,667
   Kaydon Corp.                              1,563       43,530
   Kronos Worlwide Inc.                        194        5,857
   Layne Christensen Co.*                      525       10,429
   Lennox International Inc.                 2,753       58,281
   Lone Star Technologies Inc.*              1,652       75,166

                                            SHARES        VALUE
---------------------------------------------------------------
MATERIALS - 8.53% (Continued)
   Longview Fibre                            2,838     $ 58,321
   LSI Industries Inc.                       1,101       15,348
   MacDermid Inc.                            1,680       52,349
   Maverick Tube Corp.*                      2,391       71,252
   Medis Technologies Ltd.*                    839       13,927
   Mercer International Inc.*                1,590       11,591
   Mestek Inc.*                                170        4,333
   Metal Management Inc.                     1,210       23,414
   Metals USA Inc.*                          1,124       21,378
   Minerals Technologies                     1,143       70,409
   Mobile Mini Inc.*                           820       28,274
   Mueller Industries Inc.                   2,027       54,932
   Myers Industries Inc.                     1,463       18,288
   NCI Building Systems Inc.*                1,157       37,950
   Neenah Paper Inc.                           820       25,395
   Newmarket Corp.*                            947       14,006
   NL Industries Inc.                          442        6,802
   NN Inc.                                     943       11,957
   NS Group Inc.*                            1,237       40,215
   Nuco2 Inc.*                                 599       15,376
   Octel Corp.                                 690       12,420
   Olin Corp.                                3,958       72,194
   OM Group Inc.*                            1,591       39,282
   Oregon Steel Mills Inc.*                  1,976       34,007
   Perini Corp.*                             1,076       17,668
   Pioneer Companies Inc.*                     630       13,854
   PolyOne Corp.*                            5,103       33,782
   Potlatch Corp.                            1,609       84,199
   Quanex Corp.                              1,397       74,055
   Quanta Services*                          6,492       57,130
   Reliance Steel & Aluminum Co.             1,592       59,015
   Roanoke Electric Steel Corp.                620       10,242
   Rock-Tenn Co.                             1,646       20,822
   Rogers Corp.*                               905       36,698
   Royal Gold Inc.                             957       19,255
   RTI International Metals Inc.*            1,237       38,854
   Ryerson Tull Inc.                         1,398       19,949
   Schnitzer Steel Industries Inc.           1,214       28,772
   Schulman A Inc.                           1,705       30,502
   Senomyx Inc.*                             1,170       19,317
   Shaw Group Inc.*                          4,312       92,751
   Silgan Holdings Inc.                        622       34,981
   Simpson Manufacturing Inc.                2,008       61,344
   Spartech Corp.                            1,790       31,862
   Standard Register Co.                       952       15,051
   Steel Dynamics                            2,254       59,168
   Steel Technologies Inc.                     624       10,546
   Stepan Co.                                  296        6,542
   Stillwater Mining Co.*                    2,269       16,836
   Sunterra Corp.*                           1,079       17,491
   Superior Essex Inc.*                        950       16,825
   Symyx Technologies Inc.*                  1,819       50,896
   Tarragon Corp.*                             583       14,721
   Tejon Ranch Co.*                            486       25,014
   Terra Industries Inc.*                    5,168       35,194
   Texas Industries Inc.                     1,256       70,625
   Titanium Metals Corp.*                      310       17,605
   Trammell Crow Co.*                        1,948       47,220
   Tredegar Industries Inc.                  1,587       24,757


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                   SCHEDULE OF
INVESTMENTS


                                            SHARES        VALUE
---------------------------------------------------------------
MATERIALS - 8.53% (Continued)
   Trex Company Inc.*                          647     $ 16,628
   UAP Holding Corp.                         1,850       30,710
   Ultralife Batteries Inc.*                   803       12,968
   Universal Forest Products Inc.              883       36,600
   URS Corp.*                                2,268       84,710
   USEC Inc.                                 4,829       70,697
   Valence Technology Inc.*                  2,331        6,527
   Valmont Industries Inc.                     951       24,536
   Washington Group International Inc.*      1,447       73,971
   Watsco Inc.                               1,193       50,822
   Wausau Paper Corp.                        2,355       28,213
   WD-40 Co.                                   921       25,724
   Wellman Inc.                              1,805       18,393
   Westlake Chemical Corp.                     750       18,375
   Wheeling-Pittsburgh Corp.*                  493        7,582
   Worthington Industries                    3,850       60,830
   Xerium Technologies Inc.                    740        8,769
   York International                        2,329       88,502
   Zoltek Cos. Inc.*                           600        6,738
                                                     ----------
                                                      5,823,997
                                                     ----------
TECHNOLOGY - 12.50%
   3Com Corp.*                              21,310       77,567
   3d Systems Corp.*                           670       16,120
   Actel Corp.*                              1,394       19,377
   Acxiom Corp.                              4,880      101,894
   Adaptec Inc.*                             6,197       24,044
   Adtran Inc.                               3,650       90,484
   Advanced Digital Information*             3,541       26,912
   Aeroflex Inc.*                            4,146       34,826
   Agile Software Corp.*                     2,964       18,673
   Agilysys Inc.                             1,600       25,120
   Airspan Networks Inc.*                    2,100       11,655
   Altiris Inc.*                             1,225       17,983
   American Repographics Co.*                  740       11,907
   American Science And Eng Inc.*              450       19,962
   Amicas Inc.*                              2,500       11,325
   Amis Holdings Inc.*                       2,440       32,550
   Amkor Technologies Inc.*                  5,570       25,065
   Anaren Inc.*                              1,040       13,676
   Anixter International Inc.*               1,768       65,717
   Ansoft Corp.*                               364        8,794
   Ansys Inc.*                               1,754       62,285
   Anteon International Corp.*               1,538       70,164
   Applied Digital Solutions Inc.*           3,470       11,416
   Applied Micro Circuits*                  17,110       43,802
   Arbinet-Thexchange Inc.*                    370        2,479
   Ariba Inc.*                               3,682       21,356
   Asiainfo Holdings Inc.*                   2,063       11,367
   Aspect Communications Corp.*              2,403       26,986
   Aspen Technology Inc.*                    2,386       12,407
   Atheros Communications*                   1,905       15,354
   Atmel Corp.*                             23,350       55,340
   Audible Inc.*                             1,340       23,276
   Avocent Corp.*                            2,760       72,146
   Bearingpoint Inc.*                       10,190       74,693
   BEI Technologies Inc.                       649       17,315
   Bel Fuse Inc.                               635       19,406
   Bell Microproducts Inc.*                  1,610       15,134
   Benchmark Electronics Inc.*               2,314       70,392


                                            SHARES        VALUE
---------------------------------------------------------------
TECHNOLOGY - 12.50% (Continued)
   Black Box Corp.                             933     $ 33,028
   Blackbaud Inc.                              570        7,695
   Blackboard Inc.*                          1,010       24,159
   Blue Coat Systems Inc.*                     578       17,271
   Borland Software Corp.*                   4,407       30,232
   Bottomline Technologies Inc.*               720       10,777
   Broadwing Corp.*                          3,622       16,733
   Brocade Communications Systems*          14,877       57,722
   Catapult Communications Corp.*              542        9,247
   Checkpoint Systems Inc.*                  2,102       37,205
   Ciber Inc.*                               2,943       23,485
   Ciena Corp.*                             31,780       66,420
   Cirrus Logic Inc.*                        4,706       24,989
   Click Commerce Inc.*                        460       10,566
   Cogent Communications Group Inc.*           390        2,590
   Coherent Inc.*                            1,706       61,433
   CommScope, Inc.*                          3,032       52,787
   Comsys IT Partners Inc.*                    700       11,942
   Comtech Telecommunications*               1,203       39,254
   Concur Technologies Inc.*                 1,596       16,806
   Conexant Systems Inc.*                   26,170       42,134
   Covansys Corp.*                           1,708       21,948
   CSG Systems International*                2,797       53,087
   Cubic Corp.                                 866       15,363
   Cyberguard Corp.*                         1,176        6,991
   Cypress Semiconductor*                    7,320       92,159
   Daktronics Inc.                             832       16,648
   Dendrite International Inc.*              2,365       32,637
   Digi International Inc.*                  1,260       14,944
   Digital River Inc.*                       1,904       60,451
   Digitas Inc.*                             4,923       56,171
   Diodes Inc.*                                543       16,942
   Ditech Communications Corp.*              1,775       11,520
   Dot Hill Systems Corp.*                   2,445       12,812
   DRS Technologies Inc.                     1,516       77,740
   DSP Group Inc.*                           1,573       37,548
   E Piphany Inc.*                           4,297       14,954
   Echelon Corp.*                            1,641       11,290
   Ecollege.Com Inc.*                          980       11,662
   EDO Corp.                                   878       26,261
   Electronics For Imaging Inc.*             3,008       63,288
   Emageon Inc.*                               800       11,208
   Emulex Corp.*                             4,612       84,215
   Endwave Corp.*                              380       18,088
   Entrust Inc.*                             3,440       16,478
   Epicor Software Corp.*                    2,959       39,059
   EPIQ System Inc.*                           742       12,139
   Equinix Inc.*                               857       37,142
   Essex Corp.*                                950       21,736
   Exar Corp.*                               2,316       34,485
   Excel Technology Inc.*                      666       16,184
   Extreme Networks Inc.*                    6,779       27,794
   Fairchild Semiconductor*                  6,650       98,088
   Falconstor Software Inc.*                 1,338        8,737
   Fargo Electronics*                          700       13,993
   FileNet Corp.*                            2,284       57,420
   Finisar Corp.*                           10,417       10,938
   Formfactor Inc.*                          1,878       49,617
   Foundry Networks Inc.*                    6,800       58,684


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO


                                            SHARES        VALUE
---------------------------------------------------------------
TECHNOLOGY - 12.50% (Continued)
   Gartner, Inc.*                            3,088     $ 32,795
   Gateway Inc.*                            14,330       47,289
   Genesis Microchip Inc.*                   1,856       34,262
   Glenayre Technologies Inc.*               3,720       14,024
   Harmonic Inc.*                            4,060       19,610
   Herley Industries Inc.*                     716       13,060
   Hutchinson Technology Inc.*               1,402       53,991
   iGATE Corp.*                              1,178        4,217
   Imation Corp.                             1,862       72,227
   Indentix InCorp.*                         4,937       24,833
   Infocrossing Inc.*                        1,129       14,079
   Informatica Corp.*                        4,828       40,507
   Innovative Solutions & Support*             494       16,584
   Inphonic Inc.*                              860       13,227
   Integral Systems Inc.                       580       13,125
   Integrated Circuit Systems Inc.*          3,890       80,290
   Integrated Device Technology*             5,835       62,726
   Integrated Silicon Solution*              2,053       15,213
   Intergraph Corp.*                         1,567       53,999
   Intermagnetics General Corp.*             1,558       47,924
   International Displayworks Inc.*          1,750       14,000
   Internet Capital Group Inc.*              2,128       15,598
   Internet Security Systems Inc.*           2,173       44,090
   Inter-Tel Inc.                            1,184       22,034
   Intervideo Inc.*                            567        8,153
   Intervoice Inc.*                          2,106       18,175
   Interwoven Inc.*                          2,301       17,327
   Ionatron Inc.*                            1,340       11,511
   Ixia*                                     1,860       36,158
   Ixys Corp.*                               1,371       19,441
   j2 Global Communications Inc.*            1,313       45,220
   JDA Software Group Inc.*                  1,613       18,356
   Jupitermedia Corp.*                       1,126       19,288
   Kanbay International Inc.*                1,370       31,661
   Keane Inc.*                               2,657       36,401
   Kemet Corp.*                              4,804       30,265
   Keynote Systems Inc.*                       993       11,588
   Komag Inc.*                               1,616       45,846
   Kopin Corp.*                              3,899       19,885
   Labarge Inc.*                               560       10,164
   Lattice Semconductor*                     6,298       27,963
   Lawson Software Inc.*                     3,443       17,731
   Leadis Technology Inc.*                   1,010        8,131
   Lecroy Corp.*                               687        9,446
   Lexar Media Inc.*                         4,437       21,786
   Lionbridge Technologies Inc.*             2,363       16,021
   Li-Vi Inc.*                               1,282       23,576
   Macrovision Corporation*                  2,805       63,225
   Magma Design Automation*                  1,946       16,269
   Manhattan Associates Inc.*                1,626       31,235
   Mantech International Corp.*                869       26,974
   MapInfo Corp.*                            1,145       12,034
   Matrixone Inc.*                           2,860       14,300
   Maxtor Corp.*                            14,060       73,112
   McData Corp.*                             6,685       26,740
   Mentor Graphics*                          4,338       44,465
   Mercury Computer Systems  Inc.*           1,168       31,968
   Merge Technologies Inc.*                    663       12,431
   Methode Electronics Inc.                  2,023       24,013


                                            SHARES        VALUE
---------------------------------------------------------------
TECHNOLOGY - 12.50% (Continued)
   Micrel Inc.*                              3,453     $ 39,779
   Micromuse Inc.*                           4,478       25,345
   Micros Systems  Inc.*                     2,112       94,512
   Microsemi Corp.*                          3,435       64,578
   Microstrategy Inc.*                         906       48,054
   Microtune Inc.*                           2,870       14,393
   MIPS Technologies Inc.*                   2,339       16,841
   Mobility Electronics Inc.*                1,490       13,634
   Monolithic Power Systems*                   950        8,436
   Motive Inc.*                              1,220       12,115
   MRO Software Inc.*                        1,111       16,232
   MRV Communications Inc.*                  5,795       12,575
   Multi-Fineline Electronix Inc.*             450        8,280
   Ness Technologies Inc.*                   1,050       11,151
   Netgear Inc.*                             1,770       32,922
   NetIQ Corp.*                              3,009       34,152
   Netlogic Microsystems Inc.*                 580       10,283
   Netscout Systems Inc.*                    1,319        8,692
   Newport Corporation*                      2,215       30,700
   Niku Corp.*                                 520       10,780
   Novatel Wireless Inc.*                    1,613       20,114
   Omnivision Technologies Inc.*             3,155       42,876
   ON Semiconductor Corp.*                   7,924       36,450
   Online Resources & Comm Corp.*            1,170       13,233
   Open Solutions Inc.*                      1,081       21,955
   Openwave Systems Inc.*                    3,817       62,599
   Oplink Communications Inc.*               5,743        9,821
   Opsware Inc.*                             4,139       21,192
   Optical Communication Products*             859        1,632
   OSI Systems Inc.*                           837       13,216
   Packeteer Inc.*                           1,884       26,564
   Palmone Inc.*                             2,323       69,156
   Par Technology Corp.*                       220        7,040
   Parametric Technology*                   15,040       95,955
   Park Electrochemical Corp.                1,113       28,048
   PDF Solutions Inc.*                       1,022       13,409
   Pegasystem Inc.*                            730        4,307
   Pericom Semiconductor Corp.*              1,467       11,941
   Perot Systems Corp.*                      4,541       64,573
   Phoenix Technologies  Ltd.*               1,380       10,736
   Pinnacle Systems Inc.*                    4,003       22,017
   Pixelworks Inc.*                          2,595       22,265
   Plexus Corp.*                             2,398       34,124
   PLX Technology Inc.*                      1,292       13,127
   PMC-Sierra Inc.*                         10,020       93,487
   Portalplayer Inc.*                          850       17,697
   Power Integrations Inc.*                  1,630       35,159
   Progress Software Corp.*                  2,073       62,501
   QAD Inc.                                    679        5,228
   Quantum Corp-Dlt & Storage Systems*      10,270       30,502
   Quest Software Inc.*                      3,567       48,618
   Radiant Systems Inc.*                     1,270       14,478
   Radisys Corp.*                            1,109       17,910
   Rambus Inc.*                              5,530       73,991
   RealNetworks Inc.*                        6,395       31,783
   Redback Networks Inc.*                    2,330       14,865
   RF Micro Devices, Inc.*                  10,394       56,439
   Rightnow Technologies Inc.*                 600        7,212
   Rimage Corp.*                               530       11,252

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO                   SCHEDULE OF
INVESTMENTS


                                            SHARES        VALUE
---------------------------------------------------------------
TECHNOLOGY - 12.50% (Continued)
   RSA Security Inc.*                        3,945     $ 45,289
   SafeNet Inc.*                             1,371       46,696
   Sapient Corp.*                            4,493       35,629
   ScanSoft Inc.*                            4,655       17,596
   ScanSource Inc.*                            705       30,273
   SeaChange International Inc.*             1,407        9,877
   Secure Computing Corp.*                   1,988       21,629
   SeeBeyond Technology Corp.*               3,040       12,707
   Semtech Corp.*                            4,100       68,265
   SERENA Software Inc.*                     1,551       29,934
   SI International Inc.*                      542       16,238
   Sigmatel Inc.*                            1,984       34,045
   Silicon Image Inc.*                       4,396       45,103
   Silicon Laboratories Inc.*                2,370       62,118
   Silicon Storage Technology Inc.*          4,880       19,666
   Sirf Technology Holdings Inc.*            1,952       34,511
   Skyworks Solutions Inc.*                  8,727       64,318
   SonicWALL Inc.*                           2,955       15,927
   Sonus Networks Inc.*                     13,780       65,868
   SPSS Inc.*                                  989       18,999
   SS&C Technologies Inc.                      889       28,164
   SSA Global Technologies Inc.*               510        6,120
   Standard Microsystems Corp.*              1,161       27,144
   Stellent Inc.*                            1,330        9,975
   Stratasys Inc.*                             579       18,922
   Supertex Inc.*                              556        9,819
   Supportsoft Inc.*                         2,385       12,378
   Sycamore Networks Inc.*                   9,806       33,831
   Sykes Enterprises Inc.*                   1,436       13,613
   Synaptics Inc.*                           1,299       27,747
   Syniverse Holdings Inc.*                    970       13,580
   Synnex Corp.*                               482        8,440
   Syntel Inc.                                 433        6,941
   Sypris Solutions Inc.                       493        6,098
   TALX Corp.                                1,058       30,587
   Tekelec*                                  3,141       52,769
   Telkonet Inc.*                            1,970        9,712
   Terremark Worldwide Inc.*                 1,667       11,669
   Tessera Technologies Inc.*                2,438       81,454
   Tibco Software Inc.*                     11,990       78,415
   Transaction Systems*                      2,092       51,526
   Transwitch Corp.*                         5,760       11,808
   Trident Microsystems Inc.*                1,409       31,970
   TriQuint Semiconductor*                   7,738       25,768
   TriZetto Group Inc.*                      2,367       33,162
   TTM Technologies Inc.*                    2,278       17,336
   Tyler Technologies Inc.*                  1,947       14,719
   Ulticom Inc.*                               720        7,639
   Ultimate Software Group Inc.*             1,268       20,795
   Universal Display Corp.*                  1,306       13,426
   Unova Inc.*                               2,704       72,008
   UTStarcom*                                5,560       41,644
   Varian Inc.*                              1,901       71,839
   Vasco Data Security International*        1,330       12,901
   Verifone Holdings Inc.*                   1,380       22,425
   Verint Systems Inc.*                        730       23,476
   Verity Inc.*                              2,085       18,285
   Viasat Inc.*                              1,198       24,355
   Vignette Corp.*                           1,618       18,201


                                            SHARES        VALUE
---------------------------------------------------------------
TECHNOLOGY - 12.50% (Continued)
   Virage Logic Corp.*                         760     $  7,828
   Vitesse Semiconductor Corp.*             12,176       25,448
   Volterra Semiconductor Corp.*               850       12,657
   WebEx Communications Inc.*                1,833       48,410
   WebMethods Inc.*                          2,956       16,554
   Websense Inc.*                            1,328       63,810
   Westell Technoligies Inc.*                3,010       18,000
   Wind River Systems*                       3,928       61,591
   Witness Systems Inc.*                     1,502       27,381
   Zhone Technologies Inc.*                  3,242       10,861
   Zoran Corp.*                              2,421       32,175
                                                     ----------
                                                      8,537,418
                                                     ----------
UTILITIES - 3.55%
   Alaska Comm Systems Holdings Inc.           723        7,165
   Allete Inc.                               1,410       70,359
   American States Water Co.                   936       27,490
   Aquila, Inc.*                            13,436       48,504
   Avitsa Corp.                              2,697       50,136
   Black Hills Corp.                         1,803       66,441
   California Water Service Group              959       36,001
   Cascade Natural Gas Corp.                   636       13,038
   Centennial Communications Corp.*          1,219       16,920
   Central Vermont Public Services Corp.       682       12,617
   CH Energy Group Inc.                        873       42,454
   Cincinnati Bell Inc.*                    13,577       58,381
   Cleco Corp.                               2,773       59,814
   Commonwealth Tel Enterprises              1,176       49,286
   Connecticut Water Service Inc.              447       11,171
   CT Communications Inc.                    1,056       13,781
   Dobson Communications Corp.*              6,239       26,578
   Duquesne Light Holdings, Inc.             4,309       80,492
   El Paso Electric Co.*                     2,645       54,090
   Empire District Electric Company          1,435       34,383
   Energysouth Inc.                            374       10,364
   Fairpoint Communications Inc.             1,500       24,225
   General Communication Inc.*               3,082       30,419
   Globetel Communications Corp.*            3,540        9,877
   Golden Telecom Inc.                       1,199       36,785
   Hungarian Tel & Cable Corp.*                210        3,612
   IDACORP Inc. Holding Co.                  2,344       71,797
   IDT Corp.*                                3,230       42,507
   Intrado Inc.*                               982       14,691
   Iowa Telecommunications                   1,250       23,438
   Laclede Group Inc.                        1,172       37,223
   Level 3 Communications, Inc.*            38,560       78,277
   Mediacom Communications Corp.*            3,424       23,523
   MGE Energy Inc.                           1,132       41,182
   Middlesex Water Co.                         633       12,293
   New Jersey Resources Corp.                1,529       73,774
   NICOR Inc.                                2,451      100,908
   North Pittsburgh Systems Inc.               834       16,313
   Northwest Natural Gas Co.                 1,536       58,737
   Northwestern Corp.                        1,980       62,410
   Otter Tail Corp.                          1,621       44,302
   Peoples Energy Corp.                      2,111       91,744
   Premiere Global Services Inc.*            3,988       45,025
   Price Communications Corp.*               2,544       44,010
   RCN Corp.*                                1,270       29,324
   Shenandoah Telecom Co.                      383       15,224


The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
SCHEDULE OF INVESTMENTS                   RUSSELL 2000 SMALL CAP INDEX
PORTFOLIO


                                            SHARES        VALUE
---------------------------------------------------------------
TECHNOLOGY - 12.50% (Continued)
   Sierra Pacific Resources*                 6,534  $    81,348
   SJW Corp.                                   427       20,073
   South Jersey Industries Inc.                777       47,490
   Southwest Gas Corp.                       2,091       53,340
   Southwest Water Co.                       1,085       12,836
   Surewest Communications                     811       20,802
   Talk America Holdings Inc.*               1,514       15,155
   Time Warner Telecom Inc.*                 2,772       16,410
   Ubiquitel Inc.*                           4,304       35,121
   UIL Holdings Corp.                          811       43,640
   Unisource Energy Corp.                    1,923       59,131
   US Unwired Inc.*                          7,210       41,962
   USA Mobility Inc.*                        1,493       43,834
   Valor Communications Group Inc.           1,630       22,494
   WGL Holdings, Inc.                        2,701       90,862
                                                    -----------
                                                      2,425,583
                                                    -----------
      Total Common Stocks
        (cost $57,235,166)                           64,261,939
                                                    -----------

                                         PRINCIPAL        VALUE
---------------------------------------------------------------
CORPORATE BONDS -  0.02%
MATERIALS - 0.02%
   Mueller Industries Inc.
      (6.000% due 11/01/14)               $ 15,000  $    14,850
                                                    -----------
      Total Corporate Bonds
        (cost $15,000)                                   14,850
                                                    -----------


                                            SHARES        VALUE
---------------------------------------------------------------
UNIT INVESTMENT TRUST - 0.83%
   iShares Russell 2000 Index Fund           8,910  $   567,567
                                                    -----------
      Total Unit Investment Trust
        (cost $350,833)                                 567,567
                                                    -----------

SHORT-TERM INVESTMENTS(2) - 7.02%
NORTHERN TRUST DIVERSIFIED
ASSETS PORTFOLIO - 4.91%                 3,354,396    3,354,396
                                                    -----------

                                         PRINCIPAL        VALUE
---------------------------------------------------------------
U.S. TREASURY BILL - 2.11%
   (3.078% due 09/15/05)               $ 1,450,000    1,440,822
                                                    -----------
       Total Short-Term Investments
        (cost $4,795,246)                             4,795,218
                                                    -----------
TOTAL INVESTMENTS - 101.94%
     (cost $62,396,245)(1)                           69,639,574
                                                    -----------
OTHER ASSETS AND LIABILITIES - (1.94%)               (1,326,958)
                                                    -----------
TOTAL NET ASSETS - 100.00%                          $68,312,616
                                                    ===========


*    Non-income producing

(1) For federal income tax purposes, cost is $62,653,564 and gross unrealized appreciation and depreciation of securities as of June 30, 2005 was $11,468,608 and ($4,482,598), respectively, with a net appreciation / depreciation of $6,986,010.

(2) Securities and other assets with an aggregate value of $3,537,050 have been segregated with the custodian or designated to cover margin requirements for the open futures contracts as of June 30, 2005:

                                                    UNREALIZED
                                                 APPRECIATION/
TYPE                                CONTRACTS   (DEPRECIATION)
--------------------------------------------------------------
Russell 2000 Index (09/05)              5           $59,920
Russell 2000 Index Mini (09/05)         5            $4,260

The accompanying notes are an integral part of the financial statements.

                                     SUMMIT MUTUAL FUNDS, INC. - PINNACLE
SERIES
STATEMENT OF ASSETS AND LIABILITIES                         FINANCIAL
STATEMENTS

JUNE 30, 2005 (UNAUDITED)
ASSETS
   Investments in securities, at value           $69,639,574
   Receivables:
      Shares sold                                     27,601
      Securities sold                                 25,276
      Interest and dividends                          72,179
   Prepaid expenses and other                          1,413
                                                 -----------
                                                  69,766,043
                                                 -----------
LIABILITIES
   Payables:
      Investment securities purchased                754,511
      Shares redeemed                                283,022
      Bank overdraft                                 324,536
      Advisory fees                                   24,453
      Administration expenses                          5,559
      Directors' fees                                  2,790
      Custodian fees                                  12,728
      Fund accounting fees                            13,739
      Professional fees                               14,365
      Royalty fees                                     5,100
      Variation margin                                 4,833
      Other accrued expenses                           7,791
                                                 -----------
                                                   1,453,427
                                                 -----------
NET ASSETS*
   Paid-in capital                                59,280,431
   Accumulated undistributed net
      investment income                              173,806
   Accumulated net realized gain / (loss)
      on investments and futures contracts         1,550,870
   Net unrealized appreciation /
      (depreciation) on
      investments and futures contracts            7,307,509
                                                 -----------
                                                 $68,312,616
                                                 ===========
Shares authorized ($.10 par value)                20,000,000
Shares outstanding                                 1,101,452
Net asset value, offering and redemption
   price per share                               $     62.02
Investments at cost                              $62,396,245



------------------------------------------------------------
* FEDERAL TAX DATA AS OF DECEMBER 31, 2004
   Undistributed ordinary income                 $   684,003
   Undistributed long-term gains                 $   303,283
   Unrealized appreciation                       $ 9,993,820
------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2005 (UNAUDITED)
INVESTMENT INCOME
   Interest                                      $    32,610
   Dividends                                         396,104
   Other income                                        1,157
                                                 -----------
                                                     429,871
                                                 -----------
EXPENSES
   Advisory fees                                     113,771
   Administration expenses                            32,506
   Custodian fees and expenses                        22,310
   Fund accounting fees                               27,962
   Professional fees                                  12,319
   Directors' fees                                     3,216
   Transfer agent fees                                 5,834
   Royalty fee                                         4,960
   Other expenses                                      6,922
                                                 -----------
                                                     229,800
                                                 -----------
NET INVESTMENT INCOME / (LOSS)                       200,071
                                                 -----------


REALIZED AND UNREALIZED GAIN / (LOSS)
   Net realized gain / (loss) on investments
      and options                                  1,808,048
   Net realized gain / (loss) on
      futures contracts                               21,620
                                                 -----------
                                                   1,829,668
                                                 -----------
   Net change in unrealized appreciation /
      (depreciation) on investments and
      futures contracts                           (2,965,380)
                                                 -----------
NET REALIZED AND UNREALIZED
   GAIN / (LOSS)                                  (1,135,712)
                                                 -----------

NET INCREASE / (DECREASE) IN NET
ASSETS FROM OPERATIONS                           $  (935,641)
                                                 ===========


-----------------------------------------------------------------------------
---
TRANSACTIONS WITH AFFILIATES:
          Percent of Current
            Net Asset Value
-------------------------------------
   Advisory   Administration   Expense
      Fee          Fee         Limit(1)     Waiver   Reimbursement
-----------------------------------------------------------------------------
---
     0.35%        0.10%          0.40%       $--         $--

(1) The Adviser has agreed to pay other expenses of the portfolio, other than the advisory fees, to the extent that such expenses exceed the stated percentage of their average net assets.

-----------------------------------------------------------------------------
---

The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
FINANCIAL STATEMENTS                        RUSSELL 2000 SMALLCAP INDEX
POTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE

SIX MONTHS

ENDED JUNE 30,    YEAR ENDED

(UNAUDITED)    DECEMBER 31,

-----------------------------

2005            2004

-----------------------------
OPERATIONS
   Net investment income / (loss)
$     200,071   $     318,497
   Net realized gain / (loss) on investments and futures
1,829,668       1,686,705
   Net change in unrealized appreciation / (depreciation) on investments and futures contracts
(2,965,380)      6,889,992

-------------   -------------

(935,641)      8,895,194

-------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS*
   Net investment income
(335,674)       (105,479)
   Net realized gain on investments
(677,888)             --

-------------   -------------

(1,013,562)       (105,479)

-------------   -------------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold
9,263,560      42,380,445
   Reinvestment of distributions
1,013,562         105,479
   Payments for shares redeemed
(8,785,617)     (8,299,247)

-------------   -------------

1,491,505      34,186,677

-------------   -------------
NET INCREASE / (DECREASE) IN NET ASSETS
(457,698)     42,976,392
NET ASSETS
   Beginning of period
68,770,314      25,793,922

-------------   -------------
   End of period
$  68,312,616   $  68,770,314

=============   =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
$     173,806   $     309,409

=============   =============



-----------------------------------------------------------------------------
-------------------------------------------------
FUND SHARE TRANSACTIONS
   Sold
154,549         747,513
   Reinvestment of distributions
16,963           1,826
   Redeemed
(145,976)       (147,549)

-------------   -------------
      Net increase / (decrease) from fund share transactions
25,536         601,790

=============   =============
TOTAL COST OF PURCHASES OF:
   Common Stocks
$  13,362,121   $  47,154,645
   Corporate Bonds
--          18,679

-------------   -------------

$  13,362,121   $  47,173,324

=============   =============
TOTAL PROCEEDS FROM SALES OF:
   Common Stocks
$  14,100,045   $  13,128,769
   Corporate Bonds
--           3,679

-------------   -------------

$  14,100,045   $  13,132,448

=============   =============
*TAX CHARACTER OF DISTRIBUTIONS PAID
   Ordinary income
$     710,279   $     105,479
   Long-term capital gains
303,283              --

-------------   -------------

$   1,013,562   $     105,479

=============   =============
-----------------------------------------------------------------------------
-------------------------------------------------



The accompanying notes are an integral part of the financial statements.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
                                                   NOTES TO FINANCIAL
STATEMENTS


JUNE 30, 2005 (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Summit Mutual Funds, Inc., ("Summit Mutual Funds"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Summit Mutual Funds is offered in two series, the Pinnacle Series and the Apex Series. The shares of the Pinnacle Series (the "Series") are sold to insurance companies and their separate accounts to fund the benefits under certain variable insurance products. The results of the Series presented exclude the additional fees and expenses of variable annuity or variable life insurance contracts. The Series' shares are offered in nine different portfolios - Zenith
Portfolio, Bond Portfolio, S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio, EAFE International Index Portfolio, and Lehman Aggregate Bond Index Portfolio (individually "Portfolio", collectively "Portfolios"). The Zenith Portfolio seeks long-term appreciation of capital by investing primarily in common stocks and other equity securities. The Bond Portfolio seeks a high level of current income as is consistent with reasonable investment risk by investing primarily in long-term, fixed-income, investment-grade corporate bonds. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, and EAFE International Index Portfolio seek investment results that correspond to the total return performance of common stocks as represented by their respective index. The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index. The Lehman Aggregate Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond Index. The results of the Portfolio(s) for your investment product are included herein.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates.
These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

SECURITIES VALUATION - Securities held in each Portfolio, except for money market instruments maturing in 60 days or less, are valued as follows:
Securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Money market instruments with a remaining maturity of 60 days or less held in each Portfolio are valued at amortized cost which approximates market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All amortization of discount and premium is recognized currently under the effective interest method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. Paydown gains and losses on mortgage and asset-backed securities are presented as interest income.

FEDERAL TAXES - It is the intent of Summit Mutual Funds to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains. Regulated investment companies owned by the segregated asset accounts of a life insurance company, held in connection with variable insurance products, are exempt from excise tax on undistributed income. Therefore, no provision for income or excise taxes has been recorded.

DISTRIBUTIONS - Distributions from net investment income in all fixed income Portfolios generally are declared and paid quarterly. Equity Portfolios generally declare and pay dividends annually. Net realized capital gains are distributed periodically, no less frequently than annually. Distributions are recorded on the ex-dividend date. All distributions are reinvested in additional shares of the respective Portfolio at the net asset value per share.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The amount of distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

EXPENSES - Allocable expenses of Summit Mutual Funds are charged to each Portfolio based on the ratio of the net assets of each Portfolio to the combined net assets of Summit Mutual Funds. Nonallocable expenses are charged to each Portfolio based on specific identification.

FOREIGN CURRENCY - Summit Mutual Funds' accounting records are maintained in U.S. dollars. All Portfolios may purchase foreign securities within certain limitations set forth in the Prospectus. Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars at the spot rate at the close of the London Market. Summit Mutual Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the underlying fluctuation in the securities resulting from market prices. All are included in net realized and unrealized gain or loss for investments.

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies including the level of governmental supervision and regulations of foreign securities markets and the possibility of political and economic instability.

FUTURES CONTRACTS - S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Nasdaq-100 Index Portfolio, Russell 2000 Small Cap Index Portfolio, and EAFE International Index Portfolio (collectively, the "Index Portfolios") may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Index Portfolios may invest up to 20% of their assets in such futures and/or options, except that until each Portfolio reaches $25 million (or $50 million in the case of the Nasdaq-100 Index Portfolio, the Russell 2000 Small Cap Index Portfolio, and the
EAFE International Index Portfolio), it may invest up to 100% in such futures and/or options. These contracts provide for the sale of a specified quantity of a financial instrument at a fixed price at a future date. When the Index Portfolios enter into a futures contract, they are required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Under terms on the contract, the Index Portfolios agree to receive from or pay to the broker an amount equal to the daily fluctuation in the value of the contract (known as the variation margin). The variation margin is recorded as unrealized gain or loss until the contract expires or is otherwise closed, at which time the gain or loss is realized. The Index Portfolios invest in futures as a substitute to investing in the common stock positions in the Index that they intend to match. The potential risk to the Index Portfolios is that the change in the value in the underlying securities may not correlate to the value of the contracts.

PORTFOLIO SECURITIES LOANED - The Portfolios currently lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Income from securities lending is included in "Other Income" on the Statement of Operations. Collateral is maintained at not less than 100% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Portfolios could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. In addition to cash collateral, the Portfolios may accept noncash collateral consisting of government securities and irrevocable letters of credit from domestically domiciled banks.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
                                                   NOTES TO FINANCIAL
STATEMENTS


NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - Summit Mutual Funds pays investment advisory fees to
Summit Investment Partners, Inc. (the "Adviser") under terms of an Investment Advisory Agreement (the "Agreement"). Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed separately for each Portfolio on a daily basis.

SELECTION AND APPROVAL FACTORS - At its November 8, 2004 meeting, the Board of
Directors renewed the Adviser's contract and approved the advisory fees at the same level as in the prior year. The following factors, among others, were considered in the Board's decision: (1) The nature, extent and quality of the services provided by the Adviser have been consistent and continue to meet the standards established by the Board; (2) The investment performance of the Funds, when compared to industry rankings and other criteria, in all cases exceeded the
50th percentile; (3) The costs and profitability of the services provided by the
Adviser were analyzed, and the Board determined that staff compensation (the largest cost component) was appropriate to maintain continuity in service, and that the Adviser's profitability was in line with industry standards; (4) The Board discussed economies of scale and determined that they have not been achieved and are not expected in the near term because of the relatively small size of the Funds; and (5) Fee levels were determined to be competitive and reflective of current industry and Adviser conditions. The structure and level of fees will be addressed as economies of scale are realized to the benefit of shareholders.

ADMINISTRATION FEES - Summit Mutual Funds pays the Adviser to perform certain administration services. The Fund shall pay the Adviser as full compensation for all facilities and services furnished a fee computed separately for each portfolio of the Fund.

DIRECTORS' FEES - Each director who is not affiliated with the Adviser receives fees from Summit Mutual Funds for service as a director. Members of the Board of
Directors who are not affiliated with the Adviser are eligible to participate in a deferred compensation plan. The value of each director's deferred compensation account will increase or decrease at the same rate as if it were invested in shares of the Scudder Money Market Fund.

Summit Investment Partners, Inc. is a wholly-owned subsidiary of Union
Central.
On or about January 28, 2005, the boards of directors of Union Central and The
Ameritas Acacia Companies of Lincoln, Nebraska voted to combine at the mutual holding company level. This transaction is subject to appropriate regulatory approval and the approval of the members and policyholders of both insurance companies

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

SUMMIT MUTUAL FUNDS, INC. - PINNACLE SERIES
                                                          MANAGEMENT OF THE
FUND

                             DIRECTORS AND OFFICERS
INDEPENDENT DIRECTORS

NUMBER OF
                                               TERM OF
PORTFOLIOS IN         OTHER
                             POSITION(S)      OFFICE AND
FUND COMPLEX      DIRECTORSHIPS
                              WITH THE         LENGTH OF         PRINCIPAL
OCCUPATION(S)         OVERSEEN BY          HELD BY
NAME, AGE AND ADDRESS(1)        FUND         TIME SERVED         DURING PAST
FIVE YEARS            DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------
-------------------------------------------------------
Theodore H. Emmerich          Director        Director     Consultant; former
Partner, Ernst &          15   American Financial
(78)                                          since 1987   Whinney,
Accountants                              Group

Yvonne L. Gray                Director        Director     Chief Operating
Officer, United Way of       15
(54)                                          since 1999   Greater Cincinnati
(Social Services
                                                           Provider); prior
thereto, Vice President /
                                                           Trust Operations
Officer, Fifth Third
                                                           Bank; former Audit
Manager, Price
                                                           Waterhouse
(Accounting Firm)

David C. Phillips             Director        Director     Co-Founder,
Cincinnati Works Inc. (Job       15   Meridian Bioscience,
(66)                                          since 2001   Placement); prior
thereto, Chief Executive        Inc.; Cintas, Inc.
                                                           Officer, Downtown
Cincinnati Inc.
                                                           (Economic
Revitalization of Cincinnati)

Mary W. Sullivan              Director        Director     Attorney, Peck,
Shaffer & Williams LLP       15   Franklin Savings and
(48)                                          since 2001   (Law Firm)
Loan Co.; First

Franklin Corporation

INTERESTED DIRECTORS AND OFFICERS

NUMBER OF
                                                TERM OF
PORTFOLIOS IN         OTHER
                             POSITION(S)      OFFICE AND
FUND COMPLEX      DIRECTORSHIPS
                              WITH THE         LENGTH OF         PRINCIPAL
OCCUPATION(S)         OVERSEEN BY          HELD BY
NAME, AGE AND ADDRESS(1)        FUND         TIME SERVED         DURING PAST
FIVE YEARS            DIRECTOR           DIRECTOR
-----------------------------------------------------------------------------
-------------------------------------------------------
Steven R. Sutermeister*       Director,       Director     Senior Vice
President, Union Central;        15   Carillon Investments,
(51)                          President and   since 1999   President and
Chief Executive Officer,            Inc.; Summit
                              Chief Executive              Adviser.
Investment Partners,
                              Officer
Inc.; Union Central

Mortgage Funding,

Inc.

John F. Labmeier              Vice President  Officer      Vice President,
Associate General            NA   NA
876 Waycross Rd.              and Secretary   since 1990   Counsel and
Assistant Secretary, Union
Cincinnati, OH 45240                                       Central; Vice
President and Secretary,
(56)                                                       Carillon
Investments, Inc.; Secretary,
                                                           Adviser

Thomas G. Knipper             Vice President, Officer      Treasurer, and
Chief Compliance              NA   NA
(47)                          Controller and  since 1995   Officer, Adviser
                              Chief
                              Compliance
                              Officer

Gerald Q. Herbert             Treasurer       Officer      Director of
Finance and                      NA   NA
(38)                                          since 2005   Accounting,
Adviser; prior
                                                           thereto,
Controller, General
                                                           Factory Supplies
Co.

John M. Lucas                 Assistant       Officer      Second Vice
President, Counsel and           NA   NA
876 Waycross Rd.              Secretary       since 1990   Assistant
Secretary, Union Central
Cincinnati, OH 45240
(54)


----------------

(1) Except as otherwise indicated, the business of each listed person is 312 Elm St., Ste. 1212, Cincinnati, OH 45202

* Mr. Sutermeister may be considered to be an "interested person" of the Fund
     (within the meaning of the Investment Company Act of 1940) because of his affiliation with the Adviser.

The Summit Pinnacle Series is distributed to insurance company separate accounts available in variable annuity and variable universal life insurance products. Summit Pinnacle Series is distributed by Carillon Investments, Inc., Cincinnati,
Ohio, Member SIPC. The Pinnacle Series consists of the following Portfolios:

      EQUITY INDEX ACCOUNTS
      S&P 500 Index Portfolio
      S&P MidCap 400 Index Portfolio
      Russell 2000 Small Cap Index
      Portfolio Nasdaq-100 Index Portfolio
      EAFE International Index Portfolio

      FIXED INCOME & BALANCED INDEX ACCOUNT
      Balanced Index Portfolio
      Lehman Aggregate Bond Index Portfolio

      MANAGED ACCOUNTS
      Zenith Portfolio
      Bond Portfolio

The Summit Apex Series is a family of Mutual Funds intended for institutional and retail accounts. For more complete information about the Summit Mutual Funds' Apex Series, including charges and expenses, call 888-259-7565 for a prospectus. Please read it carefully before you invest or send money. Summit Apex Series is distributed by Quasar Distributors, LLC., Milwaukee, Wisconsin,
Member SIPC.
The Apex Series consists of the following Funds:

      EQUITY INDEX ACCOUNTS
      Nasdaq-100 Index Fund

      MANAGED ACCOUNTS
      Everest Fund
      Bond Fund
      Short-term Government Fund
      High Yield Bond Fund

      STABLE VALUE ACCOUNT
      Money Market Fund

Please visit our Website at www.summitfunds.com to learn more about the Summit
Mutual Funds.


SMF6311PINNACLE 605

Logo: SUMMIT MUTUAL FUNDS

              PART C

        OTHER INFORMATION

                 SUMMIT MUTUAL FUNDS, INC.

                 PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to Registrant's Registration Statement on Form N-1A (Registration No. 2-90309)

(a) Articles of Incorporation of Summit Mutual Funds, Inc.
    - previously filed (initial filing on April 3, 1984)
(b) By-laws of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3 1984)
(c) Not Applicable
(d) (1) Investment Advisory Agreement - previously filed
        (initial filing on April 3, 1984)
    (2) Amendment to Investment Advisory Agreement -
        previously filed (Post-Effective Amendment No. 3
        - May 1, 1987)
    (3) Amendment to Investment Advisory Agreement -
        previously filed (Post-Effective Amendment No. 15
        - May 1, 1996)
    (4) Subadvisory Agreement - Scudder Kemper Investments,
        Inc. agreement: previously filed (Post-Effective Amendment No. 29 - June 26, 2000); World Asset Management, L.L.C. agreement: previously filed (Post-Effective Amendment No. 31 - January 31, 2001
    (5) Amendment and Restatement of Investment Advisory Agreement - previously filed (Post-Effective
        Amendment No. 33 - November 30, 2001)
(e) (1) Distribution Agreement with Carillon Investments,
        Inc. - previously filed (Post - Effective Amendment
        No. 26 - April 12, 2000)
    (2) Distribution Agreement with Quasar Distributors, LLC
        - previously filed (Post-Effective Amendment No. 44
        - February 1, 2005)
(f) Not Applicable
(g) (1) Custody Agreement - previously filed (Post-Effective Amendment No. 43 - September 30, 2004)
    (2) Portfolio Accounting Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
(h) (1) Transfer Agency Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
    (2) Service Agreement - previously filed (Post-Effective Amendment No. 9 - May 1, 1992)
        (3) Administrative Services Agreement - previously filed (Post-Effective Amendment No. 33 - November 30, 2001)
(i) Opinion and consent of counsel - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(j) Consent of Deloitte & Touche, LLC - filed herewith
(k) Not Applicable
(l) Letter regarding initial capital - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(m) Distribution and Shareholder Service Plan - previously
    filed (Post-Effective Amendment No. 38 - February 28,
    2002)
(n) Not applicable
(o) Not Applicable
(p) Code of Ethics for Summit Mutual Funds, Inc. and Summit Investment Partners, Inc. - previously filed (Post-
    Effective Amendment No. 45 - April 29, 2005)

Item 24.  Persons Controlled by or Under Common Control with Registrant

The Union Central Life Insurance Company ("Union Central") provided the initial investment in Summit Mutual Funds, Inc. Union Central votes the shares of the Fund held with respect to registered variable contracts in accordance with instructions received from such variable contract owners. Shares of the Fund held in unregistered separate accounts and in its general assets are voted by Union Central in its discretion.

Set forth below is a chart showing the entities controlled by Union Central, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.

THE UNION CENTRAL LIFE INSURANCE COMPANY, its Subsidiaries and Affiliates

I.  The Union Central Life Insurance Company (Ohio)

    A. Carillon Investments, Inc. (Ohio) -100% owned

    B. Carillon Marketing Agency, Inc. (Delaware) -100% owned

       a. Carillon Marketing Agency of Alabama, Inc.
          (Alabama) - 100% owned

       b. Carillon Marketing Agency of Idaho, Inc. (Idaho)
          - 100% owned

       c. Carillon Marketing Agency of Kentucky, Inc.
          (Kentucky) - 100 owned

       d. Carillon Marketing Agency of Maine, Inc. (Maine)
          - 100% owned

       e. Carillon Insurance Agency of Massachusetts, Inc.
         (Massachusetts) - 100% owned

       f. Carillon Marketing Agency of New Mexico, Inc.
          (New Mexico) - 100% owned

       g. Carillon Marketing Agency of Ohio, Inc. (Ohio)
          - 100% owned

       h. Carillon Marketing Agency of Pennsylvania, Inc.
          (Pennsylvania) - 100% owned

       i. Carillon Marketing Agency of Texas, Inc. (Texas)
          - 100% owned

       j. Carillon Marketing Agency of Wyoming, Inc.
          (Wyoming) - 100% owned

       k. Carillon Marketing Agency of Nevada, Inc. (Nevada)
          - 100% owned

    C. Summit Investment Partners, Inc. (Ohio) - 100% owned

    D. PRBA, Inc. (California) - 100% owned

       a. Price, Raffel & Browne Administrators, Inc.
         (Delaware) - 100% owned

    E. Summit Investment Partners, LLC (Ohio) - 100% owned

    F. Union Central Mortgage Funding, Inc. (Ohio) - 100% owned

II. Summit Mutual Funds, Inc. (Maryland) - At March 31, 2005,
    The Union Central Life Insurance Company owned more than
    90% of the outstanding shares of Summit Mutual Funds, Inc.

Item 25. Indemnification

See Exhibits (a) and (b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Adviser

Information regarding the officers and directors of Summit Investment Partners, Inc. ("SIPI") and their business, profession or employment of a substantial nature during the last two years is set forth below.

Name and            Position with   Principal Occupation(s)
Address             the Adviser     During Past Two Years
-------             -----------     ---------------------
Steven R.           Director,       Senior Vice President, Union Central;
Sutermeister        President       Director, President and Chief
                    and Chief       Executive Officer, Summit Group of
                    Executive       Mutual Funds; Director,
                    Officer         Carillon Investments, Inc.

Gary T. Huffman     Director        Executive Vice President, Union Central

Dale D. Johnson     Director        Senior Vice President and Corporate
                                    Actuary, Union Central

D. Stephen Cole     Vice President  Vice President, Adviser

Thomas G. Knipper   Treasurer       Vice President, Controller,
                    and Chief       and Chief Compliance Officer,
                    Compliance      Summit Group of Mutual Funds
                    Officer

John F. Labmeier    Secretary       Vice President, Associate General
                                    Counsel and Assistant Secretary, Union
                                    Central; Vice President and Secretary
                                    Summit Group of Mutual Funds
                                    and Carillon Investments, Inc.

John M. Lucas       Assistant       Second Vice President, Counsel and
                    Secretary       Assistant Secretary, Union Central

The business address of Messrs. Sutermeister, Cole, and Knipper is 312 Elm Street, Cincinnati, Ohio 45202. The business address of Messrs. Huffman, Johnson, Labmeier and Lucas is 1876 Waycross Road, Cincinnati, Ohio 45240.


Item 27.  Principal Underwriters

(a) Carillon Investments, Inc., the principal underwriter for the Pinnacle Portfolios of Summit Mutual Funds,
    Inc., also acts as principal underwriter for Carillon
    Account and Carillon Life Account.

(b) The officers and directors of Carillon Investments, Inc. and their positions, if any, with Registrant are shown below. The business address of each is 1876
    Waycross Road, Cincinnati, Ohio 45240, except for Mr.
    Sutermeister, whose address is 312 Elm Street,
    Cincinnati, Ohio 45202.

Name and Position with
Carillon Investments, Inc.     Position with Registrant
--------------------------     ------------------------
Gary T. Huffman                None
Director

Elizabeth G. Monsell           None
Director and President

Steven R. Sutermeister         Director, President and
Director                       Chief Executive Officer

Kevin W. O'Toole               None
Vice President

Connie S. Grosser              None
Vice President, Operations
and Treasurer

Bernard A. Breton              None
Vice President and
Compliance Officer

Andrew VanErp                  None
Vice President

John F. Labmeier               Vice President and Secretary
Vice President and Secretary

John M. Lucas                  Assistant Secretary
Assistant Secretary

Jennifer A. Elliott            None
Assistant Vice President,
Operations

John R. Feldman                None
Assistant Vice President

Amy D. Starkey                 None
Assistant Vice President,
Compliance

Melissa A. MacKendrick         None
Assistant Treasurer


(c) Not applicable.

Item 28.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Fund, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675.

Item 29.  Management Services

All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 30.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Summit Mutual Funds, Inc., certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 3rd day of October, 2005.


                                     SUMMIT MUTUAL FUNDS, INC.
(SEAL)

Attest: /s/ John F. Labmeier     By: /s/ Steven R. Sutermeister
                                      Steven R. Sutermeister
                                      President

     Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                   Date
---------                      -----                   ----
/s/Steven R. Sutermeister      President and          10/03/2005
   Steven R. Sutermeister      Director
                               (Principal
                               Executive Officer)

/s/Thomas G. Knipper           Vice President,        10/03/2005
   Thomas G. Knipper           Controller and
                               Chief Compliance
                               Officer (Principal
                               Financial and
                               Accounting Officer

*/s/Theodore H. Emmerich       Director               10/03/2005
  Theodore H. Emmerich

*/s/Yvonne L. Gray             Director               10/03/2005
  Yvonne L. Gray

*/s/Michael K. Keating         Director               10/03/2005
  Michael K. Keating

*/s/David C. Phillips          Director               10/03/2005
  David C. Phillips

*/s/Mary W. Sullivan           Director               10/03/2005
  Mary W. Sullivan


* By John F. Labmeier, pursuant to Power of Attorney previously filed, except for that of Michael K. Keating, which is filed herewith.

                    TABLE OF EXHIBITS


(j)    Consent of Deloitte & Touche

       Power of Attorney for Michael K. Keating